December 31, 2002
FINANCIAL STATEMENTS

Oppenheimer Aggressive Growth Fund/Va
Oppenheimer Bond Fund/VA
Oppenheimer Capital Appreciation/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund(R)/VA
(Named "Oppenheimer Main Street Growth & Income Fund/VA" prior to May 1,2003
Oppenheimer Main Street Small Cap Fund(R)/VA
Oppenheimer Money Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA

Each a Series of Oppenheimer Variable Accounts Funds
6803 South Tucson Way, Centennial, CO 80122
1.800.225.5677

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Aggressive Growth
Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Aggressive Growth Fund/VA, which is a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Aggressive Growth Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--88.9%
--------------------------------------------------------------------------------
Consumer Discretionary--17.2%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--3.7%
Outback Steakhouse, Inc.                              454,000      $ 15,635,760
--------------------------------------------------------------------------------
Wendy's International, Inc.                           750,000        20,302,500
                                                                   -------------
                                                                     35,938,260

--------------------------------------------------------------------------------
Multiline Retail--3.2%
Family Dollar Stores, Inc.                          1,020,000        31,834,200
--------------------------------------------------------------------------------
Specialty Retail--7.5%
Bed Bath & Beyond, Inc. 1                           1,800,000        62,154,000
--------------------------------------------------------------------------------
CarMax, Inc. 1                                        630,000        11,264,400
                                                                   -------------
                                                                     73,418,400

--------------------------------------------------------------------------------
Textiles & Apparel--2.8%
Coach, Inc. 1                                         833,000        27,422,360
--------------------------------------------------------------------------------
Consumer Staples--1.5%
--------------------------------------------------------------------------------
Food & Drug Retailing--1.5%
Whole Foods Market, Inc. 1                            285,000        15,028,050
--------------------------------------------------------------------------------
Financials--16.1%
--------------------------------------------------------------------------------
Banks--3.1%
Commerce Bancorp, Inc.                                695,000        30,017,050
--------------------------------------------------------------------------------
Diversified Financials--2.1%
SLM Corp.                                             200,000        20,772,000
--------------------------------------------------------------------------------
Insurance--10.9%
AMBAC Financial Group, Inc.                           545,000        30,650,800
--------------------------------------------------------------------------------
MBIA, Inc.                                          1,040,000        45,614,400
--------------------------------------------------------------------------------
Radian Group, Inc.                                    829,400        30,812,210
                                                                   -------------
                                                                    107,077,410

--------------------------------------------------------------------------------
Health Care--30.9%
--------------------------------------------------------------------------------
Biotechnology--7.8%
Gilead Sciences, Inc. 1                             1,913,000        65,042,000
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                          345,000        11,443,650
                                                                   -------------
                                                                     76,485,650

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--13.9%
Biomet, Inc.                                          160,000         4,585,600
--------------------------------------------------------------------------------
Cytyc Corp. 1                                         320,000         3,264,000
--------------------------------------------------------------------------------
Stryker Corp.                                         792,000        53,159,040
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                      1,505,000        74,648,000
                                                                   -------------
                                                                    135,656,640

--------------------------------------------------------------------------------
Health Care Providers & Services--9.2%
AmerisourceBergen Corp.                               652,000        35,410,120
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                            1,740,000        55,018,800
                                                                   -------------
                                                                     90,428,920

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Industrials--11.8%
--------------------------------------------------------------------------------
Aerospace & Defense--2.5%
Alliant Techsystems, Inc. 1                           398,100      $ 24,821,535
--------------------------------------------------------------------------------
Commercial Services & Supplies--5.8%
Apollo Group, Inc., Cl. A 1                           150,000         6,600,000
--------------------------------------------------------------------------------
Concord EFS, Inc. 1                                 2,545,000        40,058,300
--------------------------------------------------------------------------------
Weight Watchers International, Inc. 1                 215,800         9,920,326
                                                                   -------------
                                                                     56,578,626

--------------------------------------------------------------------------------
Machinery--3.5%
SPX Corp. 1                                          900,000         33,705,000
--------------------------------------------------------------------------------
Information Technology--11.4%
--------------------------------------------------------------------------------
Communications Equipment--3.4%
UTStarcom, Inc. 1                                   1,669,500        33,106,185
--------------------------------------------------------------------------------
Internet Software & Services--2.1%
Hotels.com, Cl. A 1                                   370,200        20,224,026
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--3.6%
Marvell Technology Group Ltd. 1                       995,000        18,765,700
--------------------------------------------------------------------------------
QLogic Corp. 1                                        485,000        16,737,350
                                                                   -------------
                                                                     35,503,050

--------------------------------------------------------------------------------
Software--2.3%
Cerner Corp. 1                                        741,000        23,163,660
                                                                   -------------
Total Common Stocks (Cost $930,553,310)                             871,181,022

--------------------------------------------------------------------------------
Preferred Stocks--0.2%
Axsun Technologies, Inc.,
Cv., Series C 1,2,3                                 3,170,523           909,306
--------------------------------------------------------------------------------
Blaze Network Products, Inc.,
8% Cv., Series D 1,2,3                              1,147,862                --
--------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C 1,2,3           211,641                --
--------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc.:
Cv., Series D 1,2,3                                 1,298,701                --
Cv., Series Z 1,2,3                                   262,439                --
--------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D 1,2,3                                      2,663,972           708,883
--------------------------------------------------------------------------------
MicroPhotonix Integration Corp.,
Cv., Series C 1,2,3                                   633,383                --
--------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C 1,2,3                2,330,253           301,534
--------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B 1,2,3            2,329,735            20,036
                                                                   -------------
Total Preferred Stocks (Cost $113,962,357)                            1,939,759

STATEMENT OF INVESTMENTS  Continued

Principal        Market Value

Amount          See Note 1
--------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--11.0% 4

 Undivided interest of 15.47% in joint repurchase
 agreement (Market Value $694,610,000) with Banc One
 Capital Markets, Inc., 1.07%, dated 12/31/02, to be repurchased at $107,466,388 on 1/2/03, collateralized by U.S. Treasury Nts.,
 3%--6.50%, 2/15/03--2/15/12, with a value of $311,989,144
 and U.S. Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
 with a value of $397,082,690
 (Cost $107,460,000)
$107,460,000       $ 107,460,000

--------------------------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $1,151,975,667)
100.1%        980,580,781
--------------------------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets
(0.1)           (518,065)

---------------------------------
 Net Assets
100.0%      $ 980,062,716

=================================
Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended December 31, 2002.
The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2002 amounts to $1,939,759. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         Shares
Gross       Gross             Shares    Unrealized    Realized
                                              December 31, 2001  Additions
Reductions  December 31, 2002  Depreciation        Loss
--------------------------------------------------------------------------------
Stocks and/or
Warrants
ApplianceWare Holding Corp., Cv., Series B            1,807,580         --
1,807,580                 --   $        --  $6,199,999
Axsun Technologies, Inc., Cv., Series C               3,170,523
--          --          3,170,523    36,090,697          --
Blaze Network Products, Inc., 8% Cv., Series D        1,147,862
--          --          1,147,862     7,346,317          --
BroadBand Office, Inc., Cv., Series C                   211,641
--          --            211,641     4,000,015          --
Centerpoint Broadband Technologies,
Inc.,
  Cv., Series D                                       1,298,701
--          --          1,298,701    13,999,997          --
Centerpoint Broadband Technologies,
Inc.,
  Cv., Series Z                                              --    262,439*
     --            262,439     6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D            2,663,972
--          --          2,663,972    13,756,485          --
MicroPhotonix Integration Corp., Cv., Series C          633,383
--          --            633,383     4,000,004          --
Multiplex, Inc., Cv., Series C                        2,330,253
--          --          2,330,253    16,849,128          --
Questia Media, Inc., Cv., Series B                    2,329,735         --
         --          2,329,735     8,979,963          --
Zaffire, Inc., Cv., Series C                            484,764         --
484,764*                --            --
--

----------

$6,199,999
                                                              ==========

*Result of a merger between Centerpoint Broadband Technologies, Inc. and
Zaffire, Inc.
4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002
--------------------------------------------------------------------------------
Assets

Investments, at value (including $107,460,000 in repurchase agreements)--see ccompanying statement:
Unaffiliated companies (cost
$1,038,013,310)                                                   $  978,641,022
Affiliated companies (cost
$113,962,357)
1,939,759

---------------

                                                      980,580,781
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold
                                                     539,133
Interest and
dividends
343,546
Other
                   8,747

---------------
Total
assets
981,472,207

--------------------------------------------------------------------------------------------------------------
Liabilities
Bank
overdraft
50,213
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest
redeemed                                                              1,326,169
Shareholder reports
                                                                    17,298
Trustees'
compensation
1,154
Transfer and shareholder servicing agent fees
                                   452
Distribution and service plan
fees                                                                        101
Other
14,104
---------------
Total
liabilities
1,409,491

Net
Assets
$980,062,716

Composition of Net Assets
Par value of shares of beneficial interest
                      $       33,528
--------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
2,002,059,846
--------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                                         (850,635,772)
--------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
investments                                                       (171,394,886)

                             ---------------
Net
Assets
$  980,062,716

===============
--------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $979,918,827 and 33,522,691 shares of beneficial interest
outstanding)                   $29.23
--------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $143,889 and 4,939 shares of beneficial interest
outstanding)                            $29.13

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------
Investment Income

Interest
$    2,500,458
------------------------------------------------------------------------------------------------------------
Dividends
2,088,871
------------------------------------------------------------------------------------------------------------
Other
207,761

---------------
Total investment
income
4,797,090

------------------------------------------------------------------------------------------------------------
Expenses
Management fees
                                                      8,292,465
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service
shares                                                      158
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares
                          10,492
Service
shares
465
------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
56,067
------------------------------------------------------------------------------------------------------------
Trustees' compensation
                                                        23,599
------------------------------------------------------------------------------------------------------------
Other
                 49,990

---------------
Total
expenses
8,433,236
Less reduction to custodian
expenses                                                                 (1,604)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service
shares                 (408)

                                        ---------------
Net
expenses
8,431,224

------------------------------------------------------------------------------------------------------------
Net Investment
Loss
(3,634,134)

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss
Net realized loss on investments:
  Unaffiliated
companies
(229,978,563)
  Affiliated
companies
(6,199,999)

---------------
Net realized
loss
(236,178,562)
------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on
investments                                           (188,237,967)

                       ---------------
Net realized and unrealized loss
                  (424,416,529)
------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from
Operations                                         $ (428,050,663)

===============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002              2001
--------------------------------------------------------------------------------------------------------------------
Operations

Net investment income
(loss)                                                      $    (3,634,134)
$    8,952,923
--------------------------------------------------------------------------------------------------------------------
Net realized loss
                                                         (236,178,562)
(605,467,300)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation
                                   (188,237,967)     (222,526,858)

----------------------------------
Net decrease in net assets resulting from operations
             (428,050,663)     (819,041,235)

--------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service
shares
(8,907,419)      (19,479,838)
Service
shares
(359)             (224)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service
shares
--      (303,948,112)
Service
shares
          --            (3,502)
--------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service
shares
(204,697,344)      168,912,999
Service shares
                                   114,405            62,636

--------------------------------------------------------------------------------------------------------------------
Net Assets
Total decrease
                   (641,541,380)     (973,497,276)
--------------------------------------------------------------------------------------------------------------------
Beginning of
period
1,621,604,096     2,595,101,372

----------------------------------
End of period (including undistributed net investment income of $8,877,853 for the year ended December 31,
2001)                                             $   980,062,716
$1,621,604,096

==================================
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service shares  Year Ended December 31                        2002
2001          2000         1999          1998
--------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                           $ 40.72       $
70.77       $ 82.31      $ 44.83       $ 40.96
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)
(.10)          .23           .53         (.09)         (.05)
Net realized and unrealized gain (loss)                         (11.16)
(21.38)        (8.59)       37.57          5.09

---------------------------------------------------------------------
Total from investment operations                                (11.26)
(21.15)        (8.06)       37.48          5.04
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.23)
(.54)           --           --          (.10)
Distributions from net realized gain                                --
(8.36)        (3.48)          --         (1.07)

---------------------------------------------------------------------
Total dividends and/or distributions to shareholders              (.23)
(8.90)        (3.48)          --         (1.17)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $29.23
$40.72        $70.77       $82.31        $44.83

---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                              (27.79)%
(31.27)%      (11.24)%      83.60%        12.36%

--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $  979,919
$1,621,550    $2,595,101   $2,104,128    $1,077,960
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $1,240,435
$1,898,088    $2,978,465   $1,314,349    $  954,848
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                                     (0.29)%
0.47%         0.65%      (0.17)%        (0.12)%
Expenses                                                          0.68%
0.68%         0.64%        0.67%         0.71% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
54%          134%           39%          66%           80%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Service shares    December 31
2002          2001        2000  1
----------------------------------------------------------------------------------------------------------

Per Share Operating
Data
Net asset value, beginning of period                                  $
40.70       $ 70.77     $ 97.75
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income
..16           .19         .20
Net realized and unrealized loss
(11.53)       (21.36)     (27.18)

-------------------------------------
Total from investment operations
(11.37)       (21.17)     (26.98)
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income
(.20)         (.54)         --
Distributions from net realized gain
--         (8.36)         --

-------------------------------------
Total dividends and/or distributions to shareholders
(.20)        (8.90)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period
$29.13        $40.70      $70.77

-------------------------------------

----------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2
(28.05)%      (31.31)%    (27.60)%

----------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data
Net assets, end of period (in thousands)
$144           $54          $1
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                        $
72           $31          $1
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
3
Net investment income (loss)
(0.56)%        0.09%       1.14%
Expenses
1.55%         0.83%       0.64%
Expenses, net of reduction to custodian expenses
and/or
voluntary waiver of transfer agent fees
0.98%         0.83%       0.64%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
54%          134%         39%

1. For the period from October 16, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                             Expiring
                             -------------------------
                             2009         $590,048,244
                             2010          230,224,822
                                          ------------
                             Total        $820,273,066
                                          ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $30,363,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $3,664,059. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:
                                            Year Ended           Year Ended
                                     December 31, 2002    December 31, 2001
          -----------------------------------------------------------------
          Distributions paid from:
          Ordinary income                   $8,907,778        $ 106,528,626
          Long-term capital gain                    --          216,903,050
          Return of capital                         --                   --
                                            -------------------------------
          Total                             $8,907,778         $323,431,676
                                            ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Accumulated net realized loss          $  (850,635,772)
          Net unrealized depreciation               (171,394,886)
                                                 ----------------
          Total                                  $(1,022,030,658)
                                                 ================

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                                                      Year Ended December 31,
2002       Year Ended December 31, 2001
                                                            Shares
Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                                     7,012,727   $
240,059,154       20,034,675    $  970,735,337
Dividends and/or distributions reinvested                  230,762
8,907,419        7,069,463       323,427,949
Redeemed                                               (13,538,032)
(453,663,917)     (23,954,650)   (1,125,250,287)

----------------------------------------------------------------
Net increase (decrease)                                 (6,294,543)
$(204,697,344)       3,149,488    $  168,912,999

================================================================
----------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                                         5,604   $
188,927            1,424    $       67,202
Dividends and/or distributions reinvested                        9
359               81             3,726
Redeemed                                                    (1,993)
(74,881)            (196)           (8,292)

----------------------------------------------------------------
Net increase                                                 3,620   $
114,405            1,309    $       62,636

================================================================
--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$593,869,977 and $599,723,505, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,151,975,667 was composed of:

            Gross unrealized appreciation            $  77,338,066
            Gross unrealized depreciation             (248,732,952)
                                                     --------------
            Net unrealized depreciation              $(171,394,886)
                                                     ==============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $700 million and 0.58% of average annual net assets over $1.5 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $158.

--------------------------------------------------------------------------------
5. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was
$1,939,759, which represents 0.20% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

Acquisition                       Valuation as of           Unrealized
Security                                                  Dates
Cost     December 31, 2002         Depreciation
--------------------------------------------------------------------------------

Stocks and/or Warrants
Axsun Technologies, Inc., Cv., Series C                12/13/00
$37,000,003              $909,306          $36,090,697
Blaze Network Products, Inc., 8% Cv., Series D         10/17/00
7,346,317                    --            7,346,317
BroadBand Office, Inc., Cv., Series C                   8/28/00
4,000,015                    --            4,000,015
Centerpoint Broadband Technologies, Inc., Cv.,
Series D                                               10/23/00
13,999,997                    --           13,999,997
Centerpoint Broadband Technologies, Inc., Cv.,
Series Z                                                5/26/00
6,999,992                    --            6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D               9/6/00
14,465,368               708,883           13,756,485
MicroPhotonix Integration Corp., Cv., Series C           7/6/00
4,000,004                    --            4,000,004
Multiplex, Inc., Cv., Series C                           2/9/01
17,150,662               301,534           16,849,128
Questia Media, Inc., Cv., Series B                      8/18/00
8,999,999                20,036            8,979,963

OPPENHEIMER BOND FUND/VA
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Bond Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Bond Fund/VA, which is a series of Oppenheimer Variable Account
Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Bond Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the
United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER BOND FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2002

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Asset-Backed Securities--13.9%
AQ Finance NIM Trust, Home Equity
Collateralized Mtg. Obligations:
Series 2001-3A, Cl. Note,
8.835%, 2/25/32 1                  $   371,705   $     374,416
Series 2002-1, Cl. Note,
9.50%, 6/25/32 2                     2,418,513       2,410,955
---------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg. Backed Nts., Series
2002-4, Cl. A2B, 1.74%, 1/17/05 2    6,850,000       6,860,185
---------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc.,
Home Equity Collateralized Mtg.
Obligations, Series 2002-1, Cl.
AF1, 2.474%, 9/25/32 2               3,264,536       3,273,665
---------------------------------------------------------------
Daimler Chrysler Auto Trust,
Automobile Loan Pass-Through
Certificates, Series 2002-B,
Cl. A2, 2.20%, 4/6/05                3,910,000       3,926,278
---------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Certificates,
Series 2002-D, Cl. A2A,
2.10%, 3/15/05                       7,140,000       7,168,397
---------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2002-2, Cl. A1, 1.91%, 4/16/07       3,646,236       3,656,818
---------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Mtg. Obligations,
Series 2002-3, Cl. A2,
2.26%, 12/18/04                      4,940,000       4,964,195
---------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Receivables Obligations,
Series 2002-4, Cl. A2,
1.66%, 6/15/05                       3,750,000       3,753,157
---------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2002-2, Cl. A2,
2.15%, 12/19/05                      3,570,000       3,587,142
---------------------------------------------------------------
Lease Investment Flight Trust,
Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31 2     5,754,318       1,265,950
---------------------------------------------------------------
Liberte American Loan Master Trust,
Collateralized Loan Obligations,
Series 1999-1A, Cl. D2,
6.424%, 11/25/06 2,3                 9,000,000       6,226,875
---------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed
Certificates, Series 2001-1A,
Cl. A1, 8.33%, 4/25/31 2             5,074,954       5,347,986
---------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM
Trust, Home Equity Asset-Backed
Pass-Through Certificates,
Series 2001-3, 7.87%, 9/25/31 2      1,143,095       1,144,167
---------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates, Series 2002-1,
Cl. A2, 1.95%, 7/20/05               2,460,000       2,467,818

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Asset-Backed Securities Continued
MMCA Auto Lease Trust, Auto
Retail Installment Contracts,
Series 2002-A, Cl. A2, 1.59%,
5/16/05 2,3                        $ 3,510,000   $   3,513,442
---------------------------------------------------------------
MSF Funding LLC, Collateralized
Mtg. Obligations, Series 2000-1,
Cl. C, 8.77%, 7/25/07 2,3              869,237         839,423
---------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations:
Series 1999-I, Cl. ECFD,
8.75%, 12/25/28 2                    4,282,993       1,884,517
Series 2002-I, Cl. ECFD,
9.25%, 3/25/32 1                     3,617,582       3,572,363
---------------------------------------------------------------
Nissan Auto Lease Trust, Auto Lease
Obligations, Series
2002-A, Cl. A2, 1.86%, 11/15/04 2    7,060,000       7,060,000
---------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Auto Receivable Nts.,
Series 2002-C, Cl. A2,
1.94%, 9/15/04 2                     5,180,000       5,193,427
---------------------------------------------------------------
ONYX Acceptance Auto Trust,
Automobile Asset-Backed Certificates,
Series 2002, Cl. A,
13.60%, 2/20/32                      1,513,624       1,498,488
---------------------------------------------------------------
Option One Mortgage
Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS,
10.06%, 3/26/29 2                      288,327         277,289
Series 1999-3, Cl. CTFS,
10.80%, 12/15/29                       326,760         320,429
---------------------------------------------------------------
Salomon Smith Barney Auto
Loan Trust, Asset-Backed Auto Loan
Obligations, Series 2002-1, Cl. A2,
1.83%, 9/15/05 2                     5,330,000       5,310,013
---------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10         2,100,000       2,230,179
---------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Certificates,
Series 2002-1, Cl. A2,
1.95%, 3/15/05                       1,610,000       1,614,777
---------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2002-A,
Cl. A2, 1.77%, 2/20/05               6,900,000       6,906,210
---------------------------------------------------------------
Whole Auto Loan Trust, Auto Loans
Receivables, Series 2002-1, Cl. A2,
1.88%, 6/15/05                       4,540,000       4,546,384
                                                  -------------
Total Asset-Backed Securities
(Cost $107,701,321)                                101,194,945

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Corporate Loans--0.2%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 5.47%, 6/17/06 2,3
(Cost $1,368,337)                 $  1,382,159   $   1,352,788

---------------------------------------------------------------
Mortgage-Backed Obligations--24.7%
---------------------------------------------------------------
Government Agency--16.1%
---------------------------------------------------------------
FHLMC/FNMA/sponsored--15.9%
Asset Securitization Corp., Interest-Only
Stripped Mtg.-Backed Security
Collateralized Mtg. Obligations,
Series 1997-D4, Cl. PS1,
1.097%, 4/14/29 4                   50,303,179       2,562,318
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Mtg. Pass-Through
Participation Certificates:
8%, 4/1/16                           4,484,956       4,856,163
9%, 8/1/22-5/1/25                    1,044,947       1,164,784
Series 151, Cl. F, 9%, 5/15/21         193,144         200,201
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates, Series 2054, Cl. TE,
6.25%, 4/15/24                         109,000         111,048
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Home Equity Loan Structured
Pass-Through Certificates, Series
HOO2, Cl. A2, 1.861%, 12/15/06       5,820,000       5,793,173
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped
Mtg.-Backed Security:
Series 206, Cl. IO,
7.50%, 12/15/29 4                    6,856,275         903,100
Series 303, Cl. IO,
7.50%, 11/1/29 4                     2,605,457         352,958
---------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/11                          212,212         225,261
6.50%, 1/25/33 5                    32,350,000      33,684,438
7%, 11/1/25                            178,808         189,187
7%, 1/25/33 5                       60,618,000      63,762,559
7.50%, 1/1/08-1/1/26                   732,172         781,568
8%, 5/1/17                              90,266          98,644
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 131,
Cl. G, 8.75%, 11/25/05                 304,008         321,022
---------------------------------------------------------------
Federal National Mortgage Assn., Gtd.
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust
1989-17, Cl. E, 10.40%, 4/25/19        254,357         288,151
                                                 --------------
                                                   115,260,292

---------------------------------------------------------------
GNMA/Guaranteed--0.2%
Government National Mortgage Assn.:
7%, 1/15/09-5/15/09                    158,279         170,164
8.50%, 8/15/17-12/15/17              1,249,416       1,382,317
                                                 --------------
                                                     1,552,481

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Private--8.6%
---------------------------------------------------------------
Commercial--5.4%
Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1996-MD6, Cl. A3, 7.089%,
11/13/29 3                        $  1,200,000   $   1,337,713
---------------------------------------------------------------
Asset Securitization Corp., Interest-Only
Stripped Mtg.-Backed Security
Commercial Mtg. Pass-Through
Certificates, Series 1997-D5, Cl. PS1,
8.338%, 2/14/41 4                   17,223,827       1,249,064
---------------------------------------------------------------
Capital Lease Funding Securitization LP,
Interest-Only Corporate-Backed
Pass-Through Certificates,
Series 1997-CTL1,
9.305%, 6/22/24 2,4                 27,703,411         919,840
---------------------------------------------------------------
Commercial Mortgage Acceptance Corp.,
Commercial Mtg. Obligations,
Series 1996-C1, Cl. D,
7.50%, 12/25/20 2,3                  1,103,590       1,109,108
---------------------------------------------------------------
CS First Boston Mortgage Securities Corp.,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. AX,
7.226%, 4/11/30 4                   23,390,512       1,134,533
---------------------------------------------------------------
DLJ Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1999-STF1,
Cl. B6, 5.01%, 7/5/08 2,8           34,282,670          34,283
---------------------------------------------------------------
DLJ Mortgage Acceptance Corp.,
Commercial Mtg. Obligations, Series
1996-CF1, Cl. A3, 7.848%, 3/13/28 3  2,000,000       2,266,644
---------------------------------------------------------------
FDIC Trust, Gtd. Real Estate
Mtg. Investment Conduit Pass-Through
Certificates:
Series 1994-C1, Cl.2D,
8.70%, 9/25/25 2                       381,974         371,470
Series 1994-C1, Cl.2E,
8.70%, 9/25/25 2                     1,500,000       1,457,578
---------------------------------------------------------------
First Union-Chase Commercial
Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C2, Cl. IO,
10.117%, 6/15/31 4                  88,332,038       3,153,454
---------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C2,
10.195%, 5/18/28 4                  17,845,330         518,978
---------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through
Certificates, Series 1997-C1, Cl. X,
11.692%, 7/15/27 4                  16,149,676         951,317
---------------------------------------------------------------
Lehman Brothers Commercial Conduit
Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO,
11.541%, 2/18/28 4                  24,529,346       1,040,581

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Commercial Continued
Lehman Structured Securities Corp.,
Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A,
6%, 7/26/24 2                    $   4,013,454   $   3,911,864
---------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-WF1, Cl.
A2, 7.339%, 11/15/28 1,3             4,393,793       4,520,698
---------------------------------------------------------------
NationsBank Trust, Lease Pass-Through
Certificates, Series 1997A-1,
7.442%, 1/10/11 3                    2,051,757       2,293,272
---------------------------------------------------------------
PNC Mortgage Securities Corp.,
Collateralized Mtg. Obligations
Pass-Through Certificates,
Series 1998-12, Cl. 1A2,
5.75%, 1/25/29                       9,685,500       9,753,645
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C1,
Cl. X, 11.594%, 5/18/32 4          417,966,949       3,265,367
                                                  -------------
                                                    39,289,409

---------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, (25.42)%,
10/23/17 2,4                            27,601           6,055
---------------------------------------------------------------
Salomon Brothers Mortgage Securities
VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series
1987-3, Cl. A,
(1.539)%, 10/23/17 2,6                  39,474          32,887
                                                  -------------
                                                        38,942

---------------------------------------------------------------
Residential--3.2%
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24       515,102         527,416
---------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed
Obligations, Series 2002-2, Cl. 1A1,
1.929%, 1/21/17 3                    3,570,000       3,570,000
---------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1999-NC2, Cl. M3, 4.67%, 4/25/29 3   1,047,006       1,035,227
---------------------------------------------------------------
Structured Asset Securities Corp.,
Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 1998-8, Cl. B,
2.72%, 8/25/28 3                     2,397,589       2,323,471
Series 2002-AL1, Cl. B2,
3.45%, 2/25/32                       3,240,956       2,800,980

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Residential Continued
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations, Pass-Through
Certificates:
Series 2002-AR10, Cl. A1,
2.359%, 10/25/32 2,3              $  2,165,353   $   2,168,858
Series 2002-AR15, Cl. A1, 2.26%,
11/25/32 2                           3,928,864       3,939,674
Series 2002-AR19,
Cl. A-1, 1.771%, 1/25/33             7,010,000       7,010,000
                                                  -------------
                                                    23,375,626
                                                  -------------
Total Mortgage-Backed Obligations
(Cost $176,645,235)                                179,551,033

---------------------------------------------------------------
U.S. Government Obligations--18.2%
---------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
3%, 7/15/04                         25,900,000      26,473,763
6.25%, 7/15/32                      11,000,000      12,505,834
---------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
5.25%, 6/15/06                      15,000,000      16,359,150
6%, 5/15/11                          5,000,000       5,661,260
6.375%, 6/15/09                     24,000,000      27,807,960
---------------------------------------------------------------
U.S. Treasury Bonds,
5.375%, 2/15/31                     14,981,000      16,336,316
---------------------------------------------------------------
U.S. Treasury Nts.:
3%, 11/15/07                         3,766,000       3,812,488
4%, 11/15/12                        21,809,000      22,124,227
5.875%, 11/15/04                       550,000         594,194
6.50%, 2/15/10                         550,000         657,594
                                                  -------------
Total U.S. Government
Obligations (Cost $127,214,674)                    132,332,786

---------------------------------------------------------------
Foreign Government Obligations--0.4%
United Mexican States Nts.,
7.50%, 1/14/12 (Cost $2,638,602)     2,610,000       2,799,225

---------------------------------------------------------------
Corporate Bonds and Notes--45.3%
---------------------------------------------------------------
Consumer Discretionary--9.5%
---------------------------------------------------------------
Auto Components--0.5%
Delphi Corp., 6.55% Nts., 6/15/06    3,180,000       3,355,526
---------------------------------------------------------------
Automobiles--3.4%
Ford Motor Co.,
7.45% Bonds, 7/16/31                 5,035,000       4,391,572
---------------------------------------------------------------
General Motors Acceptance Corp.:
6.875% Unsec. Unsub. Nts., 8/28/12   3,970,000       3,920,228
7% Auto Loan Nts., 2/1/12            6,579,000       6,617,849
---------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr.
Nts., 6/1/12                         9,200,000       8,796,092
---------------------------------------------------------------
U.S. Leasing International, Inc.,
6.625% Sr. Nts., 5/15/03               750,000         749,096
                                                  -------------

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Household Durables--0.6%
Pulte Corp., 8.125% Sr.
Unsec. Nts., 3/1/11               $  3,890,000   $   4,361,340
---------------------------------------------------------------
Media--3.8%
AOL Time Warner, Inc.,
6.875% Nts., 5/1/12                  6,800,000       7,196,386
---------------------------------------------------------------
Cox Communications, Inc.,
7.125% Nts., 10/1/12                 3,450,000       3,838,877
---------------------------------------------------------------
News America Holdings, Inc.,
7.75% Sr. Unsec. Debs., 12/1/45      5,826,000       5,743,247
---------------------------------------------------------------
Reed Elsevier Capital, Inc.,
6.75% Bonds, 8/1/11                  2,810,000       3,176,753
---------------------------------------------------------------
Viacom, Inc., 7.70%
Sr. Unsec. Nts., 7/30/10             3,330,000       3,962,024
---------------------------------------------------------------
Walt Disney Co.,
6.75% Sr. Nts., 3/30/06              3,665,000       4,005,288
                                                  -------------
                                                    27,922,575

---------------------------------------------------------------
Multiline Retail--1.2%
Federated Department Stores, Inc.,
6.30% Sr. Nts., 4/1/09               5,455,000       5,828,117
---------------------------------------------------------------
Sears Roebuck Acceptance Corp.:
6% Unsec. Bonds, 3/20/03             1,865,000       1,866,106
6.90% Nts., 8/1/03                   1,295,000       1,306,656
                                                  -------------
                                                     9,000,879

---------------------------------------------------------------
Consumer Staples--2.6%
---------------------------------------------------------------
Food & Drug Retailing--1.4%
Albertson's, Inc., 7.45%
Unsec. Debs., 8/1/29                 2,620,000       2,902,431
---------------------------------------------------------------
Kroger Co. (The), 6.75%
Nts., 4/15/12                        2,635,000       2,921,000
---------------------------------------------------------------
Safeway, Inc., 4.80%
Sr. Unsec. Nts., 7/16/07             3,980,000       4,110,429
                                                  -------------
                                                     9,933,860

---------------------------------------------------------------
Household Products--0.0%
Styling Technology Corp., 10.875%
Sr. Unsec. Sub. Nts., 7/1/08 2,7,8     360,000              --
---------------------------------------------------------------
Tobacco--1.2%
Philip Morris Cos., Inc., 7.25%
Nts., 1/15/03                        9,140,000       9,149,862
---------------------------------------------------------------
Energy--0.3%
---------------------------------------------------------------
Energy Equipment & Services--0.0%
Ocean Rig Norway AS, 10.25% Sr.
Sec. Nts., 6/1/08                      400,000         362,000
---------------------------------------------------------------
Oil & Gas--0.3%
Petroleos Mexicanos, 9.50%
Sr. Sub. Nts., 9/15/27               1,730,000       1,941,925
---------------------------------------------------------------
Financials--14.0%
---------------------------------------------------------------
Banks--2.7%
ABN Amro NA Holding Capital
NV, 6.473% Bonds, 12/29/49 1         2,690,000       2,764,150

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Banks Continued
Credit Suisse First Boston (USA),
Inc., 6.125% Nts., 11/15/11       $  5,585,000   $   5,837,286
---------------------------------------------------------------
Dime Capital Trust I, 9.33%
Capital Securities,
Series A, 5/6/27                     4,848,000       5,528,906
---------------------------------------------------------------
Socgen Real Estate LLC, 7.64%
Bonds, 12/29/49 1,3                  4,800,000       5,285,395
                                                  -------------
                                                    19,415,737

---------------------------------------------------------------
Diversified Financials--3.3%
Aeltus CBO II Ltd./Aeltus CBO II
Corp., 0.319% Sr. Sec. Sub.
Bonds, 8/6/09 2                      5,622,860         281,205
---------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                  3,080,000       3,465,135
---------------------------------------------------------------
Citigroup, Inc., 6.625%
Unsec. Sub. Nts., 6/15/32            2,120,000       2,322,316
---------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
6.60% Sr. Unsec. Nts., 1/15/12       2,620,000       2,900,073
---------------------------------------------------------------
Household Finance Corp.,
7% Nts., 5/15/12                     4,900,000       5,376,241
---------------------------------------------------------------
J.P. Morgan Chase & Co., 6.625%
Sub. Nts., 3/15/12                   2,675,000       2,904,245
---------------------------------------------------------------
MBNA America Bank NA, 6.625%
Sub. Nts., 6/15/12                   3,310,000       3,375,108
---------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12   3,410,000       3,785,993
                                                  -------------
                                                    24,410,316

---------------------------------------------------------------
Insurance--6.4%
American International Group, Inc./
SunAmerica Global Financing VI,
6.30% Sr. Sec. Nts., 5/10/11 1       3,860,000       4,261,560
---------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub.
Nts., 12/15/30                       4,870,000       5,582,496
---------------------------------------------------------------
Farmers Insurance Exchange,
8.625% Nts., 5/1/24 1                1,800,000       1,351,922
---------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 1                   4,015,000       4,211,518
7.90% Nts., 7/2/10 1                 2,495,000       2,931,126
---------------------------------------------------------------
Metropolitan Life Global Funding
I, 4.75% Nts., 6/20/07               5,250,000       5,526,659
---------------------------------------------------------------
Nationwide CSN Trust, 9.875%
Sec. Nts., 2/15/25 1                 9,000,000       9,786,897
---------------------------------------------------------------
Nationwide Financial
Services, Inc., 5.90% Nts., 7/1/12   3,185,000       3,253,363
---------------------------------------------------------------
Prudential Holdings LLC,
8.695% Bonds, Series C, 12/18/23 1   4,090,000       4,747,247
---------------------------------------------------------------
Prudential Insurance Co.
of America, 8.30% Nts., 7/1/25 1     4,670,000       5,233,454
                                                  -------------

STATEMENT OF INVESTMENTS  Continued

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Real Estate--1.6%
EOP Operating LP, 7.75%
Unsec. Nts., 11/15/07             $  3,595,000   $   4,081,501
---------------------------------------------------------------
Simon DeBartolo Group LP, 6.875%
Unsec. Nts., 11/15/06                3,685,000       4,013,101
---------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                 3,260,000       3,324,965
                                                 --------------
                                                    11,419,567

---------------------------------------------------------------
Health Care--3.1%
---------------------------------------------------------------
Health Care Providers & Services--1.5%
Anthem, Inc., 6.80% Unsec.
Unsub. Bonds, 8/1/12                 4,050,000       4,414,646
---------------------------------------------------------------
Cardinal Health, Inc.,
4.45% Nts., 6/30/05                  3,230,000       3,392,372
---------------------------------------------------------------
WellPoint Health Networks, Inc.,
6.375% Nts., 1/15/12                 2,720,000       2,957,031
                                                 --------------
                                                    10,764,049

---------------------------------------------------------------
Pharmaceuticals--1.6%
Bristol-Myers Squibb Co., 5.75%
Nts., 10/1/11 9                      5,265,000       5,616,128
---------------------------------------------------------------
Pharmacia Corp., 6.60% Sr.
Unsec. Nts., 12/1/28                 1,730,000       1,961,049
---------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04          3,960,000       4,117,798
                                                 --------------
                                                    11,694,975

---------------------------------------------------------------
Industrials--6.2%
---------------------------------------------------------------
Aerospace & Defense--2.2%
Boeing Capital Corp., 5.65% Sr.
Unsec. Nts., 5/15/06                 4,865,000       5,101,532
---------------------------------------------------------------
Lockheed Martin Corp., 8.20%
Nts., 12/1/09                        3,565,000       4,411,677
---------------------------------------------------------------
Raytheon Co., 5.70%
Sr. Unsec. Nts., 11/1/03             6,475,000       6,603,755
                                                 --------------
                                                    16,116,964

---------------------------------------------------------------
Building Products--0.1%
GSP I Corp., 10.15% First
Mtg. Bonds, 6/24/10 1                  854,166         918,070
---------------------------------------------------------------
Commercial Services & Supplies--1.3%
PHH Corp., 8.125% Nts., 2/3/03 2     4,550,000       4,561,493
---------------------------------------------------------------
Protection One, Inc./Protection One
Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05        300,000         247,500
---------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr.
Unsec. Nts., 5/15/09 2,7,8             800,000          32,000
---------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                 3,790,000       3,760,946
7.75% Bonds, 5/15/32 1                 610,000         657,367
                                                 --------------
                                                     9,259,306

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Industrial Conglomerates--2.0%
General Electric Capital Corp.:
6% Nts., 6/15/12                  $  5,000,000   $   5,408,180
6.75% Nts., Series A, 3/15/32        1,110,000       1,231,334
---------------------------------------------------------------
MMCaps Funding I Ltd., Inc.,
8.03% Sr. Nts., 6/15/31 1            7,150,000       7,507,229
                                                 --------------
                                                    14,146,743

---------------------------------------------------------------
Road & Rail--0.6%
Burlington Northern Santa Fe Corp.,
5.90% Sr. Nts., 7/1/12               4,000,000       4,346,404
---------------------------------------------------------------
Materials--0.3%
---------------------------------------------------------------
Chemicals--0.3%
Union Carbide Corp., 6.25%
Nts., 6/15/03                        1,985,000       2,004,477
---------------------------------------------------------------
Metals & Mining--0.0%
National Steel Corp., 9.875%
First Mtg. Bonds, Series D,
3/1/09 7,8                             500,000         196,875
---------------------------------------------------------------
Telecommunication Services--5.3%
---------------------------------------------------------------
Diversified Telecommunication Services--3.6%
Citizens Communications Co., 9.25%
Sr. Nts., 5/15/11                    1,885,000       2,249,127
---------------------------------------------------------------
Deutsche Telekom International BV,
8.25% Unsec. Unsub. Nts., 6/15/05 3  5,000,000       5,470,680
---------------------------------------------------------------
France Telecom SA, 8.70%
Sr. Unsec. Nts., 3/1/06 3            3,265,000       3,577,702
---------------------------------------------------------------
GTE North, Inc., 6.73% Debs.,
Series G, 2/15/28                    3,270,000       3,482,943
---------------------------------------------------------------
New England Telephone & Telegraph
Co., 7.875% Debs., 11/15/29          2,335,000       2,820,752
---------------------------------------------------------------
Sprint Capital Corp.,
8.75% Nts., 3/15/32                  3,270,000       3,115,960
---------------------------------------------------------------
TCI Communications, Inc., 9.80%
Sr. Unsec. Debs., 2/1/12             4,700,000       5,658,377
                                                 --------------
                                                    26,375,541

---------------------------------------------------------------
Wireless Telecommunication Services--1.7%
AT&T Corp.:
6.375% Nts., 3/15/04 3               3,300,000       3,383,708
8.50% Sr. Nts., 11/15/31 3           1,310,000       1,448,885
---------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50%
Sr. Unsec. Nts., 5/1/07              7,405,000       7,635,525
                                                 --------------
                                                    12,468,118

---------------------------------------------------------------
Utilities--4.0%
---------------------------------------------------------------
Electric Utilities--3.0%
Dominion Resources, Inc., 8.125%
Sr. Unsub. Nts., 6/15/10             3,390,000       3,950,699
---------------------------------------------------------------
Duke Energy Corp.,
5.625% Nts., 11/30/12                1,325,000       1,324,818
---------------------------------------------------------------
FirstEnergy Corp., 7.375%
Sr. Unsub. Nts., Series C, 11/15/31  4,705,000       4,576,953

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Electric Utilities Continued
MidAmerican Energy Holdings Co.,
5.875% Sr. Nts., 10/1/12 1        $  7,015,000   $   7,124,420
---------------------------------------------------------------
Progress Energy, Inc., 7.10%
Nts., 3/1/11                         3,835,000       4,234,477
---------------------------------------------------------------
South Carolina Electric & Gas Co.,
9% Mtg. Bonds, 7/15/06                 500,000         549,436
                                                 --------------
                                                    21,760,803

---------------------------------------------------------------
Gas Utilities--1.0%
Colorado Interstate Gas Corp., 10%
Sr. Debs., 6/15/05                     500,000         495,314
---------------------------------------------------------------
Kinder Morgan, Inc., 6.50%
Nts., 9/1/12 1                       1,980,000       2,072,951
---------------------------------------------------------------
NiSource Finance Corp., 7.875%
Sr. Unsec. Nts., 11/15/10            3,920,000       4,314,568
                                                 --------------
                                                     6,882,833

---------------------------------------------------------------
Multi-Utilities--0.0%
Enron Corp., 9.875%
Debs., 6/15/03 7,8                     375,000          50,625
                                                 --------------
Total Corporate Bonds and Notes
(Cost $322,207,760)                                329,620,449

                                         Units
---------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10  (Cost $14,872)             5,408           4,164

                                     Principal
                                        Amount
---------------------------------------------------------------
Structured Notes--6.2%
JPMorgan Chase Bank, High Yield
Index Credit-Linked Trust Nts.,
7.55%, 11/15/07                   $ 29,550,000      30,067,125
---------------------------------------------------------------
UBS AG, High Grade Credit-Linked
Nts., 3.065%, 12/10/04 3            15,300,000      15,284,700
                                                 --------------
Total Structured Notes
(Cost $44,850,000)                                  45,351,825

                                     Principal    Market Value
                                        Amount      See Note 1
---------------------------------------------------------------
Joint Repurchase Agreements--4.3%
Undivided interest of 4.49% in joint
repurchase agreement (Market Value
$694,610,000) with Banc One Capital
Markets, Inc., 1.07%, dated 12/31/02, to
be repurchased at $31,206,855 on 1/2/03,
collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a
value of $311,989,144 and U.S. Treasury
Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
with a value of $397,082,690
(Cost $31,205,000)                $ 31,205,000    $ 31,205,000

---------------------------------------------------------------
Total Investments, at Value
(Cost $813,845,801)                      113.2%    823,412,215
---------------------------------------------------------------
Liabilities in Excess of Other Assets    (13.2)    (96,189,662)
                                  -----------------------------
Net Assets                               100.0%   $727,222,553
                                  =============================

Footnotes to Statement of Investments
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $67,320,783 or 9.30% of the Fund's net assets as of December 31, 2002.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of
Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,057,565 or 2.21% of the Fund's net assets as of December 31, 2002.
5. When-issued security to be delivered and settled after December 31, 2002.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. Issuer is in default.
8. Non-income producing security.
9. Securities with an aggregate market value of $2,133,382 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

----------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $813,845,801)--see accompanying
statement                              $823,412,215
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal
paydowns                                                            7,187,734
Investments sold on a when-issued
basis                                                               2,806,549
Shares of beneficial interest
sold
236,364
Daily variation on futures
contracts
57,438
Other
8,093

                                                                   -------------
Total
assets
833,708,393

----------------------------------------------------------------------------------------------------------------
Liabilities
Bank
overdraft
5,410,812
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued
basis                                                         99,967,291
Shares of beneficial interest redeemed
                      1,059,708
Shareholder
reports
14,787
Trustees'
compensation
2,613
Distribution and service plan
fees
1,073
Transfer and shareholder servicing agent
fees                                                               436
Other
                                                                         29,120

-------------
Total liabilities
                    106,485,840
----------------------------------------------------------------------------------------------------------------
Net
Assets
       $727,222,553

                  =============
----------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial
interest                                                         $     64,282
----------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
736,378,030
----------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
40,713,852
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
                                      (58,790,479)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
investments                                                            8,856,868

-------------
Net
Assets
$727,222,553

=============

----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $724,787,458 and 64,066,177 shares of beneficial
interest outstanding)           $11.31
----------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $2,435,095 and 215,409 shares of beneficial interest
outstanding)                $11.30

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------------------
Investment Income

Interest

$45,396,060
------------------------------------------------------------------------------------------------------------
Dividends
                                        243,249

------------
Total investment
income
45,639,309

------------------------------------------------------------------------------------------------------------
Expenses
Management
fees
4,896,856
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service
shares                                                     1,382
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service
shares
10,435
Service shares
                                                      14
------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
           31,840
------------------------------------------------------------------------------------------------------------
Trustees'
compensation
27,545
------------------------------------------------------------------------------------------------------------
Other
33,130

------------
Total
expenses
5,001,202
Less reduction to custodian expenses
                                                              (8,389)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service
shares                   (4)

                   ------------
Net
expenses
4,992,809

------------------------------------------------------------------------------------------------------------
Net Investment
Income
40,646,500

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments
(22,890,224)
Closing of futures
contracts
7,840,025
Closing and expiration of option contracts
written                                                  138,286

------------
Net realized loss
                                       (14,911,913)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on
investments                                             33,764,082

------------
Net realized and unrealized
gain                                                                 19,963,596
------------------------------------------------------------------------------------------------------------
Payment from
affiliate
1,111,427

------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From
Operations                                            $60,610,096

============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December
31,
2002            2001
-----------------------------------------------------------------------------------------------------------------------
Operations

Net investment
income                                                                     $
40,646,500    $ 50,640,353
-----------------------------------------------------------------------------------------------------------------------
Net realized gain
(loss)
(14,911,913)      6,571,787
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation)                                        33,764,082
(14,467,548)
-----------------------------------------------------------------------------------------------------------------------
Payment from
affiliate
1,111,427              --

  -----------------------------
Net increase in net assets resulting from
operations                                        60,610,096      42,744,592

-----------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service
shares
(50,820,794)    (44,272,510)
Service shares

--              --

-----------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
21,383,866     132,884,316
Service shares
                                2,348,380              --

-----------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase
                          33,521,548     131,356,398
-----------------------------------------------------------------------------------------------------------------------
Beginning of
period
693,701,005     562,344,607

-----------------------------
End of period [including undistributed net investment income of $40,713,852 and $50,773,326,
respectively]
$727,222,553    $693,701,005

=============================

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service shares    Year Ended December 31                    2002
2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.21
$11.25        $11.52        $12.32        $11.91
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .65
..81           .94           .88           .72
Net realized and unrealized gain (loss)                          .27
..03          (.29)        (1.06)          .07
Payment from affiliate                                           .01
--            --            --            --

---------------------------------------------------------------
Total from investment operations                                 .93
..84           .65          (.18)          .79
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.83)
(.88)         (.92)         (.57)         (.20)
Distributions from net realized gain                              --
--            --          (.05)         (.18)

---------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.83)
(.88)         (.92)         (.62)         (.38)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.31
$11.21        $11.25        $11.52        $12.32

===============================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return
Total return at net asset value 1                               9.02%
7.79%         6.10%        (1.52)%        6.80%
Total return before payment from affiliate 2                    8.93%
N/A           N/A           N/A           N/A

-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $724,787
$693,701      $562,345      $601,064      $655,543
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $686,932
$638,820      $557,873      $633,059      $586,242
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income before payment from affiliate             5.91% 2
7.93%         7.94%         7.22%         6.31%
Net investment income after payment from affiliate              6.07%
N/A           N/A           N/A           N/A
Expenses                                                        0.73%
0.77%         0.76%         0.73%         0.74% 4
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          157%
186%          260%          256%           76%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

Service shares    Period Ended December
31                                                                2002 1
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of
period                                                                    $10.46
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment
income
..11
Net realized and unrealized
gain
..72
Payment from affiliate

..01

--------
Total from investment
operations
..84
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment
income                                                                        --
Distributions from net realized
gain                                                                        --

                                                            --------
Total dividends and/or distributions to
shareholders                                                        --

                           --------
Net asset value, end of
period
$11.30

========

---------------------------------------------------------------------------------------------------------------
Total Return
Total return at net asset value
2                                                                         8.03%
Total return before payment from affiliate
3                                                              7.94%

---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                                                               $ 2,435
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)
                                                 $   834
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate
                                                   4.37% 3
Net investment income after payment from
affiliate                                                        5.04%
Expenses
                     0.98%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of
transfer agent fees           0.98% 5
---------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate
157%
1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.
4. Annualized for periods of less than one full year.
5. Less than 0.01%.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. The
Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments of $99,967,291 and when-issued sale commitments of $2,806,549.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised of 6.2% of the Fund's net assets, and resulted in unrealized gains in the current period of $501,825.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $279,500, representing 0.04% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008          $13,955,380
                              2010           44,376,811
                                            -----------
                              Total         $58,332,191
                                            ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $22,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character
of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $114,820. Accumulated net realized loss was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:

                                             Year Ended               Year Ended
                                      December 31, 2002        December 31, 2001
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                       $50,820,794              $44,272,510
      Long-term capital gain                         --                       --
      Return of capital                              --                       --
                                            ------------------------------------
      Total                                 $50,820,794              $44,272,510
                                            ====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                Undistributed net investment income        $40,713,852
                Accumulated net realized loss              (58,790,479)
                Net unrealized appreciation                  8,856,868
                                                           -----------
                Total                                      $(9,219,759)
                                                           ===========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                                                Year Ended December 31, 2002
1       Year Ended December 31, 2001
                                                      Shares
Amount           Shares            Amount
------------------------------------------------------------------------------------------------------------------
Non-Service Shares
Sold                                              18,951,559
$204,469,491       24,573,653      $275,467,781
Dividends and/or distributions reinvested          4,914,970
50,820,794        4,099,306        44,272,510
Redeemed                                         (21,695,172)
(233,906,419)     (16,752,613)     (186,855,975)

-----------------------------------------------------------------
Net increase                                       2,171,357      $
21,383,866       11,920,346      $132,884,316

=================================================================
NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest Continued

                                              Year Ended December 31, 2002
1         Year Ended December 31, 2001
                                                      Shares
Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------------
Service Shares

Sold                                                 309,112     $
3,377,815                 --              $ --
Dividends and/or distributions reinvested                 --
--                 --                --
Redeemed                                             (93,703)
(1,029,435)                --                --

-----------------------------------------------------------------
Net increase                                         215,409     $
2,348,380                 --              $ --

=================================================================
1. For the year ended December 31, 2002, for Non-Service shares and for the period from May 1, 2002 (inception of offering) to December 31, 2002, for
Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$1,350,346,639 and $1,312,356,860, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $814,991,805 was composed of:

                    Gross unrealized appreciation              $25,444,295
                    Gross unrealized depreciation              (17,023,885)
                                                               -----------
                    Net unrealized appreciation                $ 8,420,410
                                                               ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $200 million and 0.50% of average annual net assets over $1 billion.
   For the year ended December 31, 2002, the Manager voluntarily agreed to reimburse the Fund in the amount of $1,111,427 for the inaccurate calculation of the Fund's net asset value. The miscalculation of the net asset value resulted from the receipt of an incorrect price from an independent third party pricing service engaged to provide prices for the portfolio of securities.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $1,382.

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

Unrealized
                                 Expiration      Number of        Valuation as
of      Appreciation
     Contract Description             Dates      Contracts      December 31,
2002    (Depreciation)

-----------------------------------------------------------------------------------------------
     Contracts to Purchase
     U.S. Long Bonds                3/20/03            263          $
29,636,813       $   824,578
     U.S. Treasury Nts., 2 yr.      3/27/03            558
120,074,625         1,381,766
     U.S. Treasury Nts., 10 yr.     3/20/03             20
2,300,938            53,125

                  -----------

2,259,469

-----------
     Contracts to Sell
     U.S. Treasury Nts., 5 yr.      3/20/03          1,147
129,897,750        (2,969,015)

-----------

                                                                             $
(709,546)

===========
--------------------------------------------------------------------------------
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
6. Option Activity Continued
Statement of Investments. Options written are reported as a liability in the
Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:
                                                                  Call
Options                        Put Options
                                           -----------------------------------
-----------------------------------
                                           Principal (000s)/
Principal (000s)/
                                                   Number of         Amount
of         Number of        Amount of
                                                   Contracts
Premiums         Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding as of

December 31, 2001                                         --         $
--                --       $       --
Options written                                       63,087
414,409             2,400          667,688
Options closed or expired                            (63,087)
(414,409)           (2,400)        (667,688)

-----------------------------------------------------------------------
Options outstanding as of December 31, 2002               --         $
--                --       $       --

=======================================================================
--------------------------------------------------------------------------------
7. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2002 was $70,786,997, which represents 9.73% of the Fund's net assets.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Capital Appreciation
Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Appreciation Fund/VA, which is a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Appreciation Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--93.2%
--------------------------------------------------------------------------------
Consumer Discretionary--27.6%
--------------------------------------------------------------------------------
Automobiles--0.7%
Harley-Davidson, Inc.                                 190,400      $  8,796,480
--------------------------------------------------------------------------------
Winnebago Industries, Inc.                             15,200           596,296
                                                                   -------------
                                                                      9,392,776

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--4.0%
Brinker International, Inc. 1                         299,700         9,665,325
--------------------------------------------------------------------------------
Carnival Corp.                                        889,100        22,183,045
--------------------------------------------------------------------------------
Mandalay Resort Group 1                               126,700         3,878,287
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                          954,500        15,940,150
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide, Inc.                                83,500         1,982,290
                                                                   -------------
                                                                     53,649,097

--------------------------------------------------------------------------------
Household Durables--0.6%
Centex Corp.                                           27,800         1,395,560
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                           201,200         6,915,244
                                                                   -------------
                                                                      8,310,804

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.1%
ValueVision Media, Inc., Cl. A 1                      100,300         1,502,494
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.5%
Mattel, Inc.                                          370,000         7,085,500
--------------------------------------------------------------------------------
Media--17.3%
AOL Time Warner, Inc. 1                             2,173,800        28,476,780
--------------------------------------------------------------------------------
Cablevision Systems New York
Group, Cl. A 1                                        317,800         5,319,972
--------------------------------------------------------------------------------
Clear Channel Communications, Inc. 1                  534,800        19,942,692
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special,
Non-Vtg. 1                                          1,881,800        42,509,862
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc.,
A Shares 1                                            264,700         6,863,671
--------------------------------------------------------------------------------
Gannett Co., Inc.                                      66,800         4,796,240
--------------------------------------------------------------------------------
Gray Television, Inc.                                  42,200           411,450
--------------------------------------------------------------------------------
Hispanic Broadcasting Corp. 1                         260,900         5,361,495
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                          394,200        23,825,448
--------------------------------------------------------------------------------
New York Times Co., Cl. A                             190,100         8,693,273
--------------------------------------------------------------------------------
News Corp. Ltd. (The),
Sponsored ADR                                         690,200        18,117,750
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                   219,400        14,173,240
--------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A 1               218,200         5,345,900
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                               1,264,300        51,532,868
                                                                   -------------
                                                                    235,370,641

--------------------------------------------------------------------------------
Multiline Retail--2.1%
Costco Wholesale Corp. 1                              249,900         7,012,194
--------------------------------------------------------------------------------
Kohl's Corp. 1                                        174,100         9,740,895
--------------------------------------------------------------------------------
Target Corp.                                          379,900        11,397,000
                                                                   -------------
                                                                     28,150,089

                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
Specialty Retail--2.0%
AutoNation, Inc. 1                                    101,400      $  1,273,584
--------------------------------------------------------------------------------
Best Buy Co., Inc. 1                                  243,000         5,868,450
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       601,700         9,338,384
--------------------------------------------------------------------------------
Gymboree Corp. 1                                      182,800         2,899,208
--------------------------------------------------------------------------------
Limited Brands, Inc.                                  128,700         1,792,791
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                  110,400         2,089,872
--------------------------------------------------------------------------------
Tiffany & Co.                                         158,600         3,792,126
                                                                   -------------
                                                                     27,054,415

--------------------------------------------------------------------------------
Textiles & Apparel--0.3%
Nike, Inc., Cl. B                                      96,400         4,286,908
--------------------------------------------------------------------------------
Consumer Staples--6.8%
--------------------------------------------------------------------------------
Beverages--3.8%
Anheuser-Busch Cos., Inc.                             626,100        30,303,240
--------------------------------------------------------------------------------
PepsiCo, Inc.                                         486,000        20,518,920
                                                                   -------------
                                                                     50,822,160

--------------------------------------------------------------------------------
Food & Drug Retailing--1.0%
Kroger Co. (The) 1                                     91,700         1,416,765
--------------------------------------------------------------------------------
Safeway, Inc. 1                                       284,000         6,634,240
--------------------------------------------------------------------------------
Sysco Corp.                                           180,900         5,389,011
                                                                   -------------
                                                                     13,440,016

--------------------------------------------------------------------------------
Food Products--1.6%
Dean Foods Co. 1                                      301,600        11,189,360
--------------------------------------------------------------------------------
General Mills, Inc.                                   237,000        11,127,150
                                                                   -------------
                                                                     22,316,510

--------------------------------------------------------------------------------
Personal Products--0.4%
Avon Products, Inc.                                    43,900         2,364,893
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                  121,500         3,207,600
                                                                   -------------
                                                                      5,572,493

--------------------------------------------------------------------------------
Energy--7.2%
--------------------------------------------------------------------------------
Energy Equipment & Services--1.9%
BJ Services Co. 1                                     312,600        10,100,106
--------------------------------------------------------------------------------
Halliburton Co.                                       201,200         3,764,452
--------------------------------------------------------------------------------
Noble Corp. 1                                         139,500         4,903,425
--------------------------------------------------------------------------------
Rowan Cos., Inc.                                      175,200         3,977,040
--------------------------------------------------------------------------------
Varco International, Inc. 1                           152,500         2,653,500
                                                                   -------------
                                                                     25,398,523

--------------------------------------------------------------------------------
Oil & Gas--5.3%
Amerada Hess Corp.                                    222,600        12,254,130
--------------------------------------------------------------------------------
BP plc, ADR                                            94,100         3,825,165
--------------------------------------------------------------------------------
Encana Corp.                                          310,440         9,585,557
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     720,500        25,174,270
--------------------------------------------------------------------------------
TotalFinaElf SA, Sponsored ADR                        306,400        21,907,600
                                                                   -------------
                                                                     72,746,722

STATEMENT OF INVESTMENTS  Continued

                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Financials--15.5%
--------------------------------------------------------------------------------
Banks--2.5%
Bank of America Corp.                                198,200      $ 13,788,774
--------------------------------------------------------------------------------
Bank One Corp.                                       548,600        20,051,330
                                                                  --------------
                                                                    33,840,104

--------------------------------------------------------------------------------
Diversified Financials--10.2%
American Express Co.                                 396,800        14,026,880
--------------------------------------------------------------------------------
Citigroup, Inc.                                      977,500        34,398,225
--------------------------------------------------------------------------------
Countrywide Financial Corp.                          195,100        10,076,915
--------------------------------------------------------------------------------
Fannie Mae                                           125,900         8,099,147
--------------------------------------------------------------------------------
Freddie Mac                                          323,900        19,126,295
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      106,400         7,245,840
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                              333,500         8,004,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            226,300         8,588,085
--------------------------------------------------------------------------------
Morgan Stanley                                       493,700        19,708,504
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                               852,700         9,251,795
                                                                  --------------
                                                                   138,525,686

--------------------------------------------------------------------------------
Insurance--2.3%
American International Group, Inc.                   328,350        18,995,047
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                 55,200         3,052,560
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                  124,100         4,225,605
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                70,800         5,469,300
                                                                  --------------
                                                                    31,742,512

--------------------------------------------------------------------------------
Real Estate--0.5%
Host Marriott Corp. 1                                763,900         6,760,515
--------------------------------------------------------------------------------
Health Care--8.5%
--------------------------------------------------------------------------------
Biotechnology--1.8%
Amgen, Inc. 1                                        289,300        13,984,762
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                         162,800         5,400,076
--------------------------------------------------------------------------------
Medimmune, Inc. 1                                     28,200           766,194
--------------------------------------------------------------------------------
Serono SA, Sponsored ADR                             357,900         4,853,124
                                                                  --------------
                                                                    25,004,156

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.5%
Applera Corp./Applied
Biosystems Group                                     410,800         7,205,432
--------------------------------------------------------------------------------
Medtronic, Inc.                                      186,800         8,518,080
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                              80,100         3,181,572
--------------------------------------------------------------------------------
Steris Corp. 1                                        69,600         1,687,800
                                                                  --------------
                                                                    20,592,884

--------------------------------------------------------------------------------
Health Care Providers & Services--2.1%
Anthem, Inc. 1                                        109,400        6,881,260
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                        68,100         1,514,544
--------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                  230,000         3,737,500
--------------------------------------------------------------------------------
Covance, Inc. 1                                      310,600         7,637,654

                                                                  Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Health Care Providers & Services Continued
Humana, Inc. 1                                       262,200      $  2,622,000
--------------------------------------------------------------------------------
McKesson Corp.                                       133,500         3,608,505
--------------------------------------------------------------------------------
Quest Diagnostics, Inc. 1                             50,000         2,845,000
                                                                  --------------
                                                                    28,846,463

--------------------------------------------------------------------------------
Pharmaceuticals--3.1%
Abbott Laboratories                                  201,500         8,060,000
--------------------------------------------------------------------------------
Perrigo Co. 1                                        394,100         4,788,315
--------------------------------------------------------------------------------
Pfizer, Inc.                                         877,900        26,837,403
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries
Ltd., Sponsored ADR                                   54,300         2,096,523
                                                                  --------------
                                                                    41,782,241

--------------------------------------------------------------------------------
Industrials--5.3%
--------------------------------------------------------------------------------
Aerospace & Defense--1.7%
Boeing Co.                                            90,300         2,978,997
--------------------------------------------------------------------------------
Honeywell International, Inc.                        465,100        11,162,400
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                96,200         9,331,400
                                                                  --------------
                                                                    23,472,797

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.0%
Automatic Data Processing, Inc.                      158,800         6,232,900
--------------------------------------------------------------------------------
First Data Corp.                                     149,200         5,283,172
--------------------------------------------------------------------------------
Waste Management, Inc.                               640,900        14,689,428
                                                                  --------------
                                                                    26,205,500

--------------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Tyco International Ltd.                              316,400         5,404,112
--------------------------------------------------------------------------------
Machinery--0.9%
Dover Corp.                                          105,900         3,088,044
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                            220,500         9,494,730
                                                                  --------------
                                                                    12,582,774

--------------------------------------------------------------------------------
Road & Rail--0.3%
Canadian Pacific Ltd.                                202,511         3,993,048
--------------------------------------------------------------------------------
Information Technology--16.3%
--------------------------------------------------------------------------------
Communications Equipment--3.5%
Cisco Systems, Inc. 1                              1,061,300        13,903,030
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                          1,349,800         1,700,748
--------------------------------------------------------------------------------
Nokia Corp., Sponsored
ADR, A Shares                                      1,717,000        26,613,500
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                     142,800         5,196,492
                                                                  --------------
                                                                    47,413,770

--------------------------------------------------------------------------------
Computers & Peripherals--0.9%
Dell Computer Corp. 1                                429,900        11,495,526
--------------------------------------------------------------------------------
Seagate Technology International, Inc.
Escrow Shares 1,2                                    325,000                --
--------------------------------------------------------------------------------
                                                                    11,495,526

                         Market Value

Shares             See Note 1
---------------------------------------------------------------------------------------------------

Electronic Equipment & Instruments--1.4%
Flextronics International Ltd. 1
604,200        $     4,948,398
---------------------------------------------------------------------------------------------------
Millipore Corp.
90,200              3,066,800
---------------------------------------------------------------------------------------------------
Sanmina-SCI Corp. 1
1,171,900              5,261,831
---------------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1
558,300              6,241,794

----------------

19,518,823

---------------------------------------------------------------------------------------------------
Internet Software & Services--0.5%
Overture Services, Inc. 1
130,200              3,555,762
---------------------------------------------------------------------------------------------------
WebEx Communications, Inc. 1
181,500              2,722,500

                          ----------------

6,278,262

---------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products--3.7%
Analog Devices, Inc. 1
148,200              3,537,534
---------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp. 1
618,900              3,540,108
---------------------------------------------------------------------------------------------------
Intel Corp.
1,081,700             16,842,069
---------------------------------------------------------------------------------------------------
International Rectifier Corp. 1
288,000              5,316,480
---------------------------------------------------------------------------------------------------
Micron Technology, Inc. 1
563,100              5,484,594
---------------------------------------------------------------------------------------------------
National Semiconductor Corp. 1
334,600              5,022,346
---------------------------------------------------------------------------------------------------
RF Micro Devices, Inc. 1
567,600              4,160,508
---------------------------------------------------------------------------------------------------
Texas Instruments, Inc.
318,100              4,774,681
---------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp. 1
705,300              1,541,081

          ----------------

50,219,401

---------------------------------------------------------------------------------------------------
Software--6.3%
Cadence Design Systems, Inc. 1
496,700              5,856,093
---------------------------------------------------------------------------------------------------
Electronic Arts, Inc. 1
248,000             12,342,960
---------------------------------------------------------------------------------------------------
Microsoft Corp. 1
1,090,800             56,394,360
---------------------------------------------------------------------------------------------------
Peoplesoft, Inc. 1
330,900              6,055,470
---------------------------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A
30,800                784,476
---------------------------------------------------------------------------------------------------
SAP AG (Systeme, Anwendungen,
Produkte in der Datenverarbeitung),
Sponsored ADR
223,700              4,362,150

----------------

                                                                    85,795,509

---------------------------------------------------------------------------------------------------
Materials--3.0%
---------------------------------------------------------------------------------------------------
Chemicals--2.3%
Air Products & Chemicals, Inc.
168,500              7,203,375
---------------------------------------------------------------------------------------------------
International Flavors &
Fragrances, Inc.
318,000             11,161,800
---------------------------------------------------------------------------------------------------
Praxair, Inc.
225,800             13,044,466

----------------

31,409,641

---------------------------------------------------------------------------------------------------
Paper & Forest Products--0.7%
International Paper Co.
259,400              9,071,218
---------------------------------------------------------------------------------------------------
Telecommunication Services--1.4%
---------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--0.8%
Sprint Corp. (Fon Group)
349,100              5,054,968

                         Market Value

Shares             See Note 1
---------------------------------------------------------------------------------------------------
Diversified Telecommunication Services Continued
Telefonos de Mexico SA,
Sponsored ADR
169,100        $     5,407,818

----------------

10,462,786

---------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--0.6%
Sprint Corp. (PCS Group) 1
103,900                455,082
---------------------------------------------------------------------------------------------------
Vodafone Group plc,
Sponsored ADR
421,800              7,643,016

----------------

8,098,098

---------------------------------------------------------------------------------------------------
Utilities--1.6%
---------------------------------------------------------------------------------------------------
Electric Utilities--0.7%
Duke Energy Corp.
500,700              9,783,678
---------------------------------------------------------------------------------------------------
Gas Utilities--0.8%
El Paso Corp.
649,700              4,521,912
---------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC
194,086              6,131,177

----------------

10,653,089

---------------------------------------------------------------------------------------------------
Water Utilities--0.1%
Philadelphia Suburban Corp.
57,000              1,174,200

----------------
Total Common Stocks
(Cost
$1,690,701,310)
1,265,225,941

---------------------------------------------------------------------------------------------------
Other Securities--0.5%
Nasdaq-100 Unit Investment Trust 1
(Cost $6,838,977)
242,900              5,919,473

                                                                  Principal
                                                                     Amount
---------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--6.4%
Undivided interest of 12.52% in joint repurchase
agreement (Market Value $694,610,000) with Banc One
Capital Markets, Inc., 1.07%, dated 12/31/02, to be
repurchased at $86,993,171 on 1/2/03, collateralized by
U.S. Treasury Nts., 3%--6.50%, 2/15/03--2/15/12, with
a value of $311,989,144 and U.S. Treasury Bonds,
1.75%--9.375%, 4/30/04--2/15/23, with a value of
$397,082,690
(Cost $86,988,000)                                          $
86,988,000             86,988,000

---------------------------------------------------------------------------------------------------
Total Investments, at Value
(Cost $1,784,528,287)
100.1%         1,358,133,414
---------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets
(0.1)            (1,104,486)

---------------------------------------
Net Assets
100.0%       $ 1,357,028,928

=======================================
Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

---------------------------------------------------------------------------------------------------------------

Assets
Investments, at value (cost $1,784,528,287)--see accompanying
statement                      $   1,358,133,414
---------------------------------------------------------------------------------------------------------------
Cash
                                  165,469
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold
                             1,596,626
Interest and
dividends
964,568
Other
11,716

-----------------
Total
assets
1,360,871,793

---------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments
purchased
2,635,889
Shares of beneficial interest
redeemed                                                               1,170,637
Shareholder
reports
29,652
Distribution and service plan fees
                                                       3,369
Trustees'
compensation
1,250
Other
2,068

-----------------
Total liabilities
                                                                    3,842,865

---------------------------------------------------------------------------------------------------------------
Net Assets
                               $1,357,028,928

=================

---------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial
interest                                                   $          50,973
---------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
1,997,528,806
---------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
5,696,906
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                    (219,852,605)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and  translation of assets and liabilities
 denominated in foreign
currencies
(426,395,152)

-----------------
Net Assets
                                                              $1,357,028,928

=================

---------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,338,768,732 and 50,284,703 shares of beneficial interest
outstanding)                  $26.62
---------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $18,260,196 and 688,346 shares of beneficial interest
outstanding)                        $26.53

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

Investment Income
Dividends (net of foreign withholding taxes of
$231,037)                                   $    14,548,436
-----------------------------------------------------------------------------------------------------------
Interest
1,804,698
-----------------------------------------------------------------------------------------------------------
Other

160,628

----------------
Total investment income
                                                                     16,513,762

-----------------------------------------------------------------------------------------------------------
Expenses
Management fees
                                      10,670,415
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service
shares                                                   9,320
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service
shares
       10,561
Service
shares
562
-----------------------------------------------------------------------------------------------------------
Trustees' compensation
                                                                         29,369
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses
                                22,763
-----------------------------------------------------------------------------------------------------------
Other
38,193

----------------
Total
expenses
10,781,183
Less reduction to custodian expenses
                                                           (474)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service
shares                (385)

        ----------------

Net
expenses
10,780,324

-----------------------------------------------------------------------------------------------------------
Net Investment
Income
5,733,438

-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments
(179,570,523)
Foreign currency
transactions
(33,436)

----------------
Net realized
loss
(179,603,959)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments
(369,840,203)
Translation of assets and liabilities denominated in foreign
currencies                            123,538

----------------
Net
change
            (369,716,665)

----------------
Net realized and unrealized
loss                                                              (549,320,624)

-----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from
Operations                                         $(543,587,186)

                                       ================

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002            2001
-------------------------------------------------------------------------------------------------------------------
Operations

Net investment
income                                                               $
5,733,438  $   10,207,039
-------------------------------------------------------------------------------------------------------------------
Net realized
loss
(179,603,959)    (37,893,430)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized
depreciation                                                 (369,716,665)
(256,855,458)

-------------------------------
Net decrease in net assets resulting from
operations                                  (543,587,186)   (284,541,849)

-------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service
shares
(10,120,100)    (12,638,065)
Service shares
                                          (1,731)             --
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares
                                                           --    (189,649,710)
Service
shares
--              --

-------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest ransactions:
Non-Service shares

(83,859,897)    366,372,108
Service
shares
19,162,943          89,253

-------------------------------------------------------------------------------------------------------------------
Net Assets
Total
decrease
(618,405,971)   (120,368,263)
-------------------------------------------------------------------------------------------------------------------
Beginning of
period
1,975,434,899   2,095,803,162

-------------------------------
End of period [including undistributed net investment income of
$5,696,906 and $10,092,208,
respectively]                                           $1,357,028,928
$1,975,434,899

                                      ===============================
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service Shares    December 31                             2002
2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $ 36.58       $
46.63       $ 49.84       $ 36.67       $ 32.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .11
..18           .27           .06           .13
Net realized and unrealized gain (loss)                      (9.89)
(5.86)          .02         14.68          7.28

----------------------------------------------------------------
Total from investment operations                             (9.78)
(5.68)          .29         14.74          7.41
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.18)
(.27)         (.06)         (.13)         (.24)
Distributions from net realized gain                            --
(4.10)        (3.44)        (1.44)        (2.94)

----------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.18)
(4.37)        (3.50)        (1.57)        (3.18)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $26.62
$36.58        $46.63        $49.84        $36.67

================================================================

---------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                          (26.86)%
(12.58)%       (0.23)%       41.66%        24.00%

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $1,338,769
$1,975,345    $2,095,803    $1,425,197      $768,550
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,630,430
$2,000,314    $1,922,099    $1,002,835      $609,246
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                         0.35%
0.51%         0.66%         0.21%         0.50%
Expenses                                                      0.66%
0.68%         0.67%         0.70%         0.75% 3
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         32%
45%           38%           56%           56%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  Continued

Service Shares    December
31
2002        2001 1
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of
period                                                               $
36.56       $ 31.66
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment
income
        .20            -- 2
Net realized and unrealized gain
(loss)
(10.05)         4.90

-----------------------
Total from investment
operations
(9.85)         4.90
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment
income
(.18)           --
Distributions from net realized
gain
--            --

-----------------------
Total dividends and/or distributions to
shareholders                                                  (.18)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period
$26.53        $36.56

=======================

--------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value
3
(27.09)%       15.51%

--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in
thousands)
$18,260           $90
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                                                                  $
6,263           $16
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment
income
0.26%         0.11%
Expenses
                        0.81%         0.81%
Expenses, net of reduction to custodian expenses and/or voluntary waiver of
transfer agent fees       0.81% 5       0.81%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate
32%           45%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Less than 0.01%.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

 As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              -------------------------
                              2009         $ 14,552,938
                              2010          152,282,354
                                           ------------
                              Total        $166,835,292
                                           ============

 During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $39,333,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $6,909. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                             Year Ended            Year Ended
                                      December 31, 2002     December 31, 2001
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                  $10,121,831          $100,017,118
           Long-term capital gain                    --           102,270,657
           Return of capital                         --                    --
                                            ---------------------------------
           Total                            $10,121,831          $202,287,775
                                            =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed net investment income     $    5,696,906
           Accumulated net realized loss             (219,852,605)
           Net unrealized depreciation               (426,395,152)
                                                   ---------------
           Total                                   $ (640,550,851)
                                                   ===============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended December 31,
2002      Year Ended December 31, 2001 1
                                                     Shares
Amount           Shares            Amount
-------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                              13,374,630     $
416,985,488       15,808,805    $  618,618,659
Dividends and/or distributions reinvested            282,921
10,120,100        5,299,654       202,287,775
Redeemed                                         (17,368,883)
(510,965,485)     (12,057,267)     (454,534,326)

-------------------------------------------------------------------
Net increase (decrease)                           (3,711,332)    $
(83,859,897)       9,051,192    $  366,372,108

===================================================================

Service shares
Sold                                                 733,299     $
20,471,072            2,703    $       97,939
Dividends and/or distributions reinvested                 48
1,731               --                --
Redeemed                                             (47,465)
(1,309,860)            (239)           (8,686)

-------------------------------------------------------------------
Net increase                                         685,882     $
19,162,943            2,464    $       89,253

===================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for the Service shares.

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$498,812,980 and $570,791,424, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,798,211,803 was composed of:

           Gross unrealized appreciation            $  46,972,130
           Gross unrealized depreciation             (487,050,519)
                                                    --------------
           Net unrealized depreciation              $(440,078,389)
                                                    ==============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.75% of the first $200 million of average annual net assets, 0.72% of the next
$200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $9,320.
--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
--------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2002 was zero.

OPPENHEIMER GLOBAL SECURITIES FUND/VA
INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Global Securities
Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Global Securities Fund/VA, which is a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Global Securities Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER GLOBAL SECURITIES FUND/VA
STATEMENT OF INVESTMENTS December 31, 2002

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks--97.1%
--------------------------------------------------------------------------------
Consumer Discretionary--15.8%
--------------------------------------------------------------------------------
Auto Components--0.2%
Valeo SA                                              116,474     $  3,654,612
--------------------------------------------------------------------------------
Automobiles--2.6%
Porsche AG, Preferred                                  65,782       27,336,526
--------------------------------------------------------------------------------
Volkswagen Ag                                         370,456       13,505,401
                                                                   -------------
                                                                    40,841,927

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.7%
International Game Technology 1                       151,600       11,509,472
--------------------------------------------------------------------------------
Household Durables--2.6%
Koninklijke (Royal) Philips
Electronics NV 1                                      324,900        5,693,866
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                      85,872        8,024,947
--------------------------------------------------------------------------------
Sharp Corp.                                         1,645,000       15,622,440
--------------------------------------------------------------------------------
Sony Corp.                                            287,400       12,012,337
                                                                   -------------
                                                                    41,353,590

--------------------------------------------------------------------------------
Media--7.2%
Comcast Corp., Cl. A 1                                188,309        4,438,443
--------------------------------------------------------------------------------
Grupo Televisa SA,
Sponsored GDR 1                                       406,299       11,347,931
--------------------------------------------------------------------------------
JC Decaux SA 1                                        485,714        5,861,645
--------------------------------------------------------------------------------
Pearson plc                                         1,547,670       14,314,207
--------------------------------------------------------------------------------
Reed Elsevier plc                                   2,497,776       21,392,623
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                       1,744,033       18,300,029
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                        879,500          562,880
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                          4,640,832       14,639,473
--------------------------------------------------------------------------------
Wolters Kluwer NV                                     868,249       15,124,933
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                  4,768,900        9,696,929
                                                                   -------------
                                                                   115,679,093

--------------------------------------------------------------------------------
Specialty Retail--2.5%
Best Buy Co., Inc. 1                                  227,062        5,483,547
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                  1,536,149       11,398,226
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       686,700       10,657,584
--------------------------------------------------------------------------------
New Dixons Group plc                                3,067,440        7,160,494
--------------------------------------------------------------------------------
RadioShack Corp. 2                                    316,900        5,938,706
                                                                   -------------
                                                                    40,638,557

--------------------------------------------------------------------------------
Consumer Staples--10.2%
--------------------------------------------------------------------------------
Beverages--2.7%
Companhia de Bebidas
das Americas, ADR                                     548,615        8,536,449
--------------------------------------------------------------------------------
Diageo plc                                          1,425,700       15,492,833
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                       2,757,700        9,948,698
--------------------------------------------------------------------------------

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Beverages Continued
Grupo Modelo SA de CV, Series C                     3,708,000      $ 9,036,124
                                                                   -------------
                                                                    43,014,104

--------------------------------------------------------------------------------
Food & Drug Retailing--1.0%
Boots Co. plc                                         998,080        9,415,901
--------------------------------------------------------------------------------
Delhaize Group                                        141,552        2,632,211
--------------------------------------------------------------------------------
Seven-Eleven Japan Co. Ltd.                           119,000        3,630,067
                                                                   -------------
                                                                    15,678,179

--------------------------------------------------------------------------------
Food Products--1.0%
Cadbury Schweppes plc                               2,564,785       15,979,413
--------------------------------------------------------------------------------
Household Products--3.6%
Hindustan Lever Ltd.                                4,257,900       16,139,172
--------------------------------------------------------------------------------
Reckitt Benckiser plc                               2,177,459       42,241,170
                                                                   -------------
                                                                    58,380,342

--------------------------------------------------------------------------------
Personal Products--1.9%
Shiseido Co. Ltd.                                     706,000        9,179,725
--------------------------------------------------------------------------------
Wella AG, Preference, Non-Vtg                         361,397       21,617,251
                                                                   -------------
                                                                    30,796,976
--------------------------------------------------------------------------------
Energy--5.0%
--------------------------------------------------------------------------------
Oil & Gas--5.0%
BP plc, ADR                                           474,869       19,303,425
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                   230,572       15,328,427
--------------------------------------------------------------------------------
Encana Corp.                                          351,017       10,838,466
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  1,630,615       16,999,765
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.,
NY Shares                                             385,260       16,959,145
                                                                   -------------
                                                                    79,429,228

--------------------------------------------------------------------------------
Financials--15.0%
--------------------------------------------------------------------------------
Banks--8.3%
ABN Amro Holding NV 1                                 967,300       15,815,018
--------------------------------------------------------------------------------
Australia & New Zealand
Banking Group Ltd.                                  2,065,743       20,181,865
--------------------------------------------------------------------------------
Bank One Corp.                                        946,539       34,596,000
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc (The)                                       897,727       21,505,331
--------------------------------------------------------------------------------
Societe Generale, Cl. A 1                             335,530       19,541,838
--------------------------------------------------------------------------------
Wachovia Corp.                                        586,829       21,384,049
                                                                   -------------
                                                                   133,024,101

--------------------------------------------------------------------------------
Diversified Financials--4.2%
American Express Co.                                  536,500       18,965,275
--------------------------------------------------------------------------------
Citigroup, Inc.                                       204,866        7,209,235
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                646,500       11,031,958
--------------------------------------------------------------------------------
Fannie Mae                                            238,900       15,368,437
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                      1,713,750       11,139,375

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Diversified Financials Continued
MBNA Corp.                                             198,450     $  3,774,519
                                                                   -------------
                                                                     67,488,799

--------------------------------------------------------------------------------
Insurance--2.5%
ACE Ltd.                                               485,571       14,246,653
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                        7,040       17,057,920
--------------------------------------------------------------------------------
Manulife Financial Corp.                               367,013        7,989,351
                                                                   -------------
                                                                     39,293,924

--------------------------------------------------------------------------------
Health Care--16.1%
--------------------------------------------------------------------------------
Biotechnology--3.3%
Affymetrix, Inc. 1                                     250,700        5,738,523
--------------------------------------------------------------------------------
Amgen, Inc. 1                                          378,200       18,282,188
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                448,480       15,248,320
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1                          234,900        2,069,469
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                           200,500        6,650,585
--------------------------------------------------------------------------------
Oxford GlycoSciences plc 1                             413,272          918,151
--------------------------------------------------------------------------------
Qiagen NV 1                                            832,493        4,237,048
                                                                   -------------
                                                                     53,144,284

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--2.0%
Amersham plc                                           902,670        8,079,839
--------------------------------------------------------------------------------
Applera Corp./
Applied Biosystems Group                               488,500        8,568,290
--------------------------------------------------------------------------------
Essilor International SA                               177,140        7,296,210
--------------------------------------------------------------------------------
Smith & Nephew plc                                   1,338,150        8,197,065
                                                                   -------------
                                                                     32,141,404

--------------------------------------------------------------------------------
Health Care Providers & Services--2.5%
Fresenius AG, Preference                               413,671       15,823,176
--------------------------------------------------------------------------------
Oxford Health Plans, Inc. 1                            173,000        6,305,850
--------------------------------------------------------------------------------
Quest Diagnostics, Inc. 1                              266,400       15,158,160
--------------------------------------------------------------------------------
Quintiles Transnational Corp. 1                        143,428        1,735,479
                                                                   -------------
                                                                     39,022,665

--------------------------------------------------------------------------------
Pharmaceuticals--8.3%
AstraZeneca plc                                        215,025        7,684,946
--------------------------------------------------------------------------------
Aventis SA 1                                           272,780       14,828,026
--------------------------------------------------------------------------------
Eisai Co. Ltd.                                         430,000        9,656,611
--------------------------------------------------------------------------------
Johnson & Johnson                                      356,180       19,130,428
--------------------------------------------------------------------------------
Novartis AG                                            475,163       17,337,075
--------------------------------------------------------------------------------
Pfizer, Inc.                                           525,819       16,074,287
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                   632,399       38,657,001
--------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                        233,000        9,738,603
                                                                   -------------
                                                                    133,106,977

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Industrials--5.9%
--------------------------------------------------------------------------------
Aerospace & Defense--3.7%
Bombardier, Inc., Cl. B                              1,573,900     $  5,300,132
--------------------------------------------------------------------------------
Empresa Brasileira de
Aeronautica SA (Embraer), ADR                          918,334       14,601,510
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                  153,800        8,881,950
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                 133,600       12,959,200
--------------------------------------------------------------------------------
Raytheon Co.                                           579,600       17,822,700
                                                                   -------------
                                                                     59,565,492

--------------------------------------------------------------------------------
Commercial Services & Supplies--2.2%
Amadeus Global Travel
Distribution SA                                        821,601        3,388,400
--------------------------------------------------------------------------------
Rentokil Initial plc                                 5,148,889       18,236,232
--------------------------------------------------------------------------------
Societe BIC SA                                         397,229       13,693,592
                                                                   -------------
                                                                     35,318,224

--------------------------------------------------------------------------------
Information Technology--20.4%
--------------------------------------------------------------------------------
Communications Equipment--5.6%
JDS Uniphase Corp. 1                                 3,421,500        8,451,105
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                     1,223,300       44,515,887
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                               960,400       11,390,344
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson
AB, B Shares 1                                      35,438,900       24,810,036
                                                                   -------------
                                                                     89,167,372

--------------------------------------------------------------------------------
Computers & Peripherals--0.6%
International Business
Machines Corp.                                          65,117        5,046,568
--------------------------------------------------------------------------------
Toshiba Corp. 1                                      1,647,000        5,162,922
                                                                   -------------
                                                                     10,209,490

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.4%
Keyence Corp.                                           28,700        4,994,143
--------------------------------------------------------------------------------
Kyocera Corp.                                          114,800        6,684,655
--------------------------------------------------------------------------------
Tandberg ASA 1                                       1,960,500       11,319,611
                                                                   -------------
                                                                     22,998,409

--------------------------------------------------------------------------------
It Consulting & Services--1.4%
Cap Gemini SA 1                                        135,670        3,100,864
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                              193,900       19,293,556
                                                                   -------------
                                                                     22,394,420

--------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.2%
Applied Materials, Inc. 1                              459,700        5,989,891
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                461,300        6,947,178
--------------------------------------------------------------------------------
National Semiconductor Corp. 1                       1,090,200       16,363,902
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                               188,300        5,287,464
                                                                   -------------
                                                                     34,588,435

STATEMENT OF INVESTMENTS Continued

Market Value

Shares             See Note 1
---------------------------------------------------------------------------------------------------------
Software--9.2%
Amdocs Ltd. 1
627,900          $   6,165,978
---------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1
4,448,970             52,453,356
---------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. 1
251,221             12,503,269
---------------------------------------------------------------------------------------------------------
Microsoft Corp. 1
612,300             31,655,910
---------------------------------------------------------------------------------------------------------
Sybase, Inc. 1
1,125,110             15,076,474
---------------------------------------------------------------------------------------------------------
Symantec Corp. 1
224,900              9,110,699
---------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1
375,643             17,335,925
---------------------------------------------------------------------------------------------------------
Trend Micro, Inc. 1
151,500              2,591,599

--------------

146,893,210

---------------------------------------------------------------------------------------------------------
Materials--1.1%
---------------------------------------------------------------------------------------------------------
Chemicals--1.1%
International Flavors &
Fragrances, Inc.
523,430             18,372,393
---------------------------------------------------------------------------------------------------------
Telecommunication Services--6.6%
---------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--1.4%
BT Group plc
3,916,160             12,294,021
---------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA
(Telemar), Preference
1,329,455,753             10,252,582

--------------

22,546,603

---------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--5.2%
AT&T Corp.
116,420              3,039,726
---------------------------------------------------------------------------------------------------------
KDDI Corp.
11,898             38,600,573
---------------------------------------------------------------------------------------------------------
SK Telecom Co. Ltd.
43,540              8,406,610
---------------------------------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR
358,700              7,658,245
---------------------------------------------------------------------------------------------------------
Vodafone Group plc
14,313,420             26,096,396

--------------

83,801,550

---------------------------------------------------------------------------------------------------------
Utilities--1.0%
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Hong Kong & China Gas Co. Ltd.
7,912,000             10,247,128
---------------------------------------------------------------------------------------------------------
Multi-Utilities--0.4%
Suez SA
334,590              5,807,504

--------------
Total Common Stocks (Cost
$1,735,631,566)                                                  1,556,087,877

Principal

Amount
---------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--0.0%
Telewest Communications plc,
11% Sr. Disc. Debs., 10/1/073
(Cost $1,929,441)                                                 $
2,392,000                442,520

Principal           Market Value

Amount             See Note 1
---------------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--3.2%
Undivided interest of 7.36% in joint repurchase agreement
(Market Value $694,610,000) with Banc One Capital Markets,
Inc., 1.07% 12/31/02, dated to be repurchased at $51,155,041 on 1/2/03, collateralized by U.S. Treasury Nts., 3%--6.50%,
2/15/03--2/15/12, with a value of $311,989,144 and U.S.
Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23, with
a value of $397,082,690
(Cost $51,152,000)                                                $
51,152,000        $    51,152,000

---------------------------------------------------------------------------------------------------------
Total Investments, at Value
(Cost $1,788,713,007)
100.3%         1,607,682,397
---------------------------------------------------------------------------------------------------------
Liabilities in Excess
of Other Assets
(0.3)            (4,860,152)

---------------------------------------
Net Assets
100.0%       $ 1,602,822,245

Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
3. Issuer is in default.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification              Market Value          Percent
-------------------------------------------------------------------------
United States                           $  659,156,214             41.0%
Great Britain                              248,754,565             15.4
Japan                                      136,930,581              8.5
France                                     112,441,293              7.0
Germany                                     78,282,355              4.9
The Netherlands                             57,830,010              3.6
India                                       56,269,032              3.5
Canada                                      41,127,715              2.6
Brazil                                      33,390,543              2.1
Mexico                                      30,332,753              1.9
Hong Kong                                   24,886,601              1.5
Sweden                                      24,810,036              1.5
Australia                                   20,181,865              1.3
Singapore                                   18,300,029              1.1
Switzerland                                 17,337,075              1.1
Korea, Republic of (South)                  16,064,855              1.0
Bermuda                                     14,246,653              0.9
Norway                                      11,319,611              0.7
Spain                                        3,388,399              0.2
Belgium                                      2,632,212              0.2
                                        ---------------------------------
Total                                   $1,607,682,397            100.0%
                                        =================================

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002

--------------------------------------------------------------------------------------------------------

Assets
Investments, at value (cost $1,788,713,007)--see accompanying
statement                  $1,607,682,397
--------------------------------------------------------------------------------------------------------
Cash
                                                       3,064
--------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
contracts                                             2,649
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest
sold                                                            3,610,171
Interest and
dividends
2,796,582
Investments
sold
384,114
Other
                                                 14,442

---------------
Total
assets
1,614,493,419

--------------------------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation on foreign currency
contracts                                         3,425,503
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments
purchased
7,256,839
Shares of beneficial interest redeemed
                                                        932,674
Distribution and service plan
fees                                                               29,753
Shareholder
reports
         18,119
Trustees'
compensation
2,471
Transfer and shareholder servicing agent
fees                                                     1,877
Other
                                                                  3,938

---------------
Total liabilities
              11,671,174

--------------------------------------------------------------------------------------------------------
Net
Assets
$1,602,822,245

===============

--------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial
interest                                               $       90,567
--------------------------------------------------------------------------------------------------------
Additional paid-in
capital
2,015,934,853
--------------------------------------------------------------------------------------------------------
Undistributed net investment income
                      16,334,525
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions             (245,306,432)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                              (184,231,268)

---------------
Net
Assets
$1,602,822,245

                                                        ===============

--------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,549,992,594 and 87,567,213 shares of beneficial interest
outstanding)           $17.70
--------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $52,829,651 and 2,999,306 shares of beneficial interest
outstanding)               $17.61

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002

------------------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign withholding taxes of $2,286,909)
$    24,982,825
------------------------------------------------------------------------------------------------
Interest
1,571,890
------------------------------------------------------------------------------------------------
Other
82,358

----------------
Total investment income
                                             26,637,073

------------------------------------------------------------------------------------------------
Expenses
Management
fees
11,712,612
------------------------------------------------------------------------------------------------
Custodian fees and
expenses                                                             418,643
------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service
shares                                        78,934
------------------------------------------------------------------------------------------------
Trustees' compensation
                                                               48,350
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees                                            21,767
------------------------------------------------------------------------------------------------
Other
9,622

----------------
Total
expenses
12,289,928
Less reduction to custodian
expenses                                                     (2,504)

----------------
Net
expenses
12,287,424

------------------------------------------------------------------------------------------------
Net Investment
Income                                                                14,349,649

------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments
(167,487,650)
Foreign currency
transactions                                                        (5,307,838)

----------------
Net realized
loss
(172,795,488)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of
$100,090)                         (369,595,492)
Translation of assets and liabilities denominated in foreign
currencies              85,933,365

----------------
Net
change
(283,662,127)

----------------
Net realized and unrealized
loss                                                   (456,457,615)

------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting From Operations
$  (442,107,966)

================
See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31,
2002                 2001
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $
14,349,649      $    13,444,980
-----------------------------------------------------------------------------------------------------
Net realized loss
(172,795,488)         (57,715,516)
-----------------------------------------------------------------------------------------------------
Net change in unrealized depreciation
(283,662,127)        (213,948,491)

--------------------------------------
Net decrease in net assets resulting from operations
(442,107,966)        (258,219,027)

-----------------------------------------------------------------------------------------------------
Dividends And/or Distributions to
Shareholders
Dividends from net investment
income:
Non-Service shares
(9,494,638)         (13,806,412)
Service shares
(108,690)             (14,765)
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:

Non-Service shares
--         (255,967,620)
Service shares
--             (277,910)

-----------------------------------------------------------------------------------------------------
Beneficial Interest
Transactions
Net increase in net assets resulting
from
beneficial interest
transactions:
Non-Service shares
86,880,795          297,559,831
Service shares
41,295,581           19,680,174

-----------------------------------------------------------------------------------------------------
Net
Assets
Total decrease
(323,534,918)        (211,045,729)
-----------------------------------------------------------------------------------------------------
Beginning of period
1,926,357,163        2,137,402,892

--------------------------------------
End of period [including undistributed net investment
income
of $16,334,525 and $8,817,380 respectively]                    $
1,602,822,245      $ 1,926,357,163

======================================

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-service Shares    Year Ended December 31,                    2002
2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                       $    22.84   $
30.33   $    33.41   $    22.07  $     21.37
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .16
..17          .27          .14          .24
Net realized and unrealized gain (loss)                         (5.19)
(3.85)        1.82        12.21         2.64

--------------------------------------------------------------------
Total from investment operations                                (5.03)
(3.68)        2.09        12.35         2.88
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.11)
(.19)        (.09)        (.14)        (.46)
Dividends in excess of net investment income                       --
--           --         (.13)          --
Distributions from net realized gain                               --
(3.62)       (5.08)        (.74)       (1.72)

--------------------------------------------------------------------
Total dividends and/or distributions to shareholders             (.11)
(3.81)       (5.17)       (1.01)       (2.18)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    17.70   $
22.84   $    30.33   $    33.41  $     22.07

====================================================================

-------------------------------------------------------------------------------------------------------------------------------
Total Return, At Net Asset Value 1                             (22.13)%
(12.04)%       5.09%       58.48%       14.11%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $1,549,993
$1,905,890   $2,136,420   $1,762,366  $ 1,135,029
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,776,289
$1,918,335   $2,116,100   $1,251,190  $ 1,055,123
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                            0.80%
0.70%        0.83%        0.57%        1.22%
Expenses                                                         0.67%
0.70%        0.68%        0.69%        0.74% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            34%
39%          50%          64%          81%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Service Shares   Year Ended December 31,
2002             2001          2000 1
-----------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                            $   22.78
    $   30.30       $   32.65
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income
..12              .21             .03
Net realized and unrealized loss
(5.19)           (3.92)          (2.38)

-------------------------------------------
Total from investment operations
(5.07)           (3.71)          (2.35)
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income
(.10)            (.19)             --
Distributions from net realized gain
--            (3.62)             --

-------------------------------------------
Total dividends and/or distributions to shareholders
(.10)           (3.81)             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $
17.61        $   22.78       $   30.30

===========================================

-----------------------------------------------------------------------------------------------------------
Total Return, At Net Asset Value 2
(22.37)%         (12.17)%         (7.20)%

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $
52,830        $  20,467       $     983
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $
34,847        $   8,502       $     325
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
3
Net investment income
0.51%            0.44%           0.60%
Expenses
0.90%            0.85%           0.83%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
34%              39%             50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $442,520, representing 0.03% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                      Expiring
                      ------------------------------
                      2009             $  47,254,011
                      2010               147,620,574
                                       -------------
                      Total            $ 194,874,585
                                       =============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $38,817,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $3,724,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,770,824. Accumulated net realized loss on investments was increased by the same amount. Net assets of the
Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         Year Ended            Year Ended
                                  December 31, 2002     December 31, 2001
       ------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                  $ 9,603,328         $  81,846,743
       Long-term capital gain                    --           188,219,964
       Return of capital                         --                    --
                                        ---------------------------------
       Total                            $ 9,603,328         $ 270,066,707
                                        =================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Undistributed net investment income   $    16,334,525
       Accumulated net realized loss           (245,306,432)
       Net unrealized depreciation             (184,231,268)
                                             ---------------
       Total                                 $ (413,203,175)
                                             ===============

NOTES TO FINANCIAL STATMENTS Continued
--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                              Year Ended
December 31, 2002          Year Ended December 31, 2001

Shares               Amount           Shares               Amount
---------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares
Sold                                                      148,964,909     $
2,936,874,923       71,467,613     $  1,685,381,975
Dividends and/or distributions reinvested
405,580            9,494,638       11,900,045          269,774,032
Redeemed                                                 (145,263,047)
(2,859,488,766)     (70,355,513)      (1,657,596,176)

--------------------------------------------------------------------------
Net increase                                                4,107,442     $
86,880,795       13,012,145     $    297,559,831

==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
Service
Shares
Sold                                                        5,676,692     $
108,715,377        1,048,232     $     23,626,500
Dividends and/or distributions reinvested
4,653              108,690           12,927              292,675
Redeemed                                                   (3,580,556)
(67,528,486)        (195,068)          (4,239,001)

--------------------------------------------------------------------------
Net increase                                                2,100,789     $
41,295,581          866,091     $     19,680,174

==========================================================================
3.PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$762,232,713 and $590,218,454, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,799,438,078 was composed of:

        Gross unrealized appreciation       $ 141,360,482
        Gross unrealized depreciation        (333,116,163)
                                            -------------
        Net unrealized appreciation         $(191,755,681)
                                            =============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

-----------------------------------------------------------
4. Fees and Other Transactions With Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million,
0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $78,934.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                                                  Expiration
Contract        Valuation as of    Unrealized      Unrealized
Contract Description                                   Dates    Amount
(000S)      December 31, 2002  Appreciation    Depreciation
OPPENHEIMER HIGH INCOME FUND/VA
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer High Income Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer High Income Fund/VA, which is a series of Oppenheimer Variable
Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer High Income Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER HIGH INCOME FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2002

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Asset-Backed Securities--0.1%
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series 2002-B,
Cl. FX, 10.421%, 3/22/07 1
(Cost $497,606)                       $   500,000     $     519,063

--------------------------------------------------------------------
Corporate Loans--0.0%
Telergy, Inc., Sr. Sec. Credit Facilities
Term Loan, 11.111%, 1/1/02 1,2,3
(Cost $966,644)                           986,362             4,932

--------------------------------------------------------------------
Mortgage-Backed Obligations--2.8%
AMRESCO Commercial Mortgage
Funding I Corp., Multiclass Mtg.
Pass-Through Certificates,
Series 1997-C1, Cl. H, 7%,
6/17/29 4                                 200,000           182,563
--------------------------------------------------------------------
Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1996-D2, Cl. A3,
7.499%, 2/14/29 5                       3,000,000         3,150,201
Series 1997-D4, Cl. B1,
7.525%, 4/14/29                           167,000           164,220
Series 1997-D4, Cl. B2,
7.525%, 4/14/29                           167,000           139,732
Series 1997-D4, Cl. B3,
7.525%, 4/14/29                           166,000           132,722
--------------------------------------------------------------------
CBA Mortgage Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. F, 6.72%, 12/25/03 4  700,000           696,631
--------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through Certificates:
Series 1997-CHL1, Cl. D, 8.114%,
4/29/39 1,5                               300,000           304,828
Series 1997-CHL1, Cl. E, 8.114%,
4/29/39 1,5                             1,500,000         1,285,782
--------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.428%,
2/15/28 1,5                               835,342           847,873
Series 1997-RR, Cl. D, 7.727%,
4/30/39 4,5                             2,150,116         1,989,529
--------------------------------------------------------------------
Mortgage Capital Funding, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F,
7.452%, 5/20/07 4                         509,780           495,946
--------------------------------------------------------------------
Salomon Brothers Mortgage Securities
VII, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-B, Cl. 1,
6.957%, 4/25/26 1,5                       811,029           659,468
                                                      --------------
Total Mortgage-Backed Obligations
(Cost $9,518,632)                                        10,049,495

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Corporate Bonds and Notes--80.2%
--------------------------------------------------------------------
Consumer Discretionary--26.7%
--------------------------------------------------------------------
Auto Components--2.4%
American Axle & Manufacturing, Inc.,
9.75% Sr. Sub. Nts., 3/1/09          $    400,000      $    431,000
--------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts.,
8/15/07 2,3                               400,000            92,000
--------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc.,
9.75% Sr. Sub. Nts., Series B, 2/15/10    800,000           804,000
--------------------------------------------------------------------
Collins & Aikman Products Co.,
10.75% Sr. Nts., 12/31/11                 500,000           478,750
--------------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                 1,180,000         1,144,600
10.125% Nts., 3/15/10                     500,000           508,750
--------------------------------------------------------------------
Dura Operating Corp.:
8.625% Sr. Nts., Series B, 4/15/12      1,000,000         1,010,000
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                              300,000           292,782
9% Sr. Unsec. Sub. Nts., Series D, 5/1/09 400,000           366,000
--------------------------------------------------------------------
Exide Corp., 10% Sr. Unsec. Nts.,
4/15/05 1,2,3                             600,000            54,000
--------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The),
8.125% Unsub. Nts., 3/15/03               200,000           200,121
--------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09                       1,400,000         1,487,500
--------------------------------------------------------------------
Metaldyne Corp., 11% Sr. Sub. Nts.,
6/15/12                                   750,000           618,750
--------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts.,
5/1/12                                  1,100,000         1,056,000
                                                      --------------
                                                          8,544,253

--------------------------------------------------------------------
Automobiles--0.9%
Ford Motor Credit Co.:
7.25% Nts., 10/25/11                    2,360,000         2,296,816
7.375% Unsec. Nts., 2/1/11              1,000,000           973,841
                                                      --------------
                                                          3,270,657

--------------------------------------------------------------------
Hotels, Restaurants & Leisure--7.0%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts.,
3/15/08 1                                 940,000           286,700
--------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts.,
8/15/11                                   450,000           463,500
--------------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr. Sub. Nts.,
4/15/09                                   800,000           836,000
--------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub. Nts.,
4/15/12                                   800,000           836,000
--------------------------------------------------------------------
Buffets, Inc., 11.25% Sr. Sub. Nts.,
7/15/10 4                                 200,000           190,000
--------------------------------------------------------------------
Capital Gaming International, Inc., 11.50%
Promissory Nts., 8/1/1995 1,2,3             9,500                --

STATEMENT OF INVESTMENTS  Continued

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Hotels, Restaurants & Leisure Continued
Coast Hotels & Casinos, Inc., 9.50%
Sr. Unsec. Sub. Nts., 4/1/09         $  1,100,000      $  1,182,500
--------------------------------------------------------------------
Family Restaurants, Inc., 10.875%
Sr. Sub. Disc. Nts., 2/1/04 1,2,3         100,000             1,000
--------------------------------------------------------------------
Hilton Hotels Corp.:
7.625% Nts., 5/15/08                      700,000           716,981
7.625% Nts., 12/1/12                      500,000           505,796
--------------------------------------------------------------------
Hollywood Casino Corp.,
11.25% Sr. Sec. Nts., 5/1/07 1            500,000           542,500
--------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr.
Unsec. Sub. Nts., Series B, 2/15/07       500,000           445,000
--------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08  900,000           922,500
--------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr.
Sub. Nts., 3/15/12                      1,000,000         1,045,000
--------------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12        900,000           909,000
--------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts.,
3/1/06                                  1,000,000         1,015,000
--------------------------------------------------------------------
Mandalay Resort Group, 10.25% Sr.
Unsec. Sub. Nts., Series B, 8/1/07        800,000           882,000
--------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec.
Sub. Nts., 2/1/11 6                     1,700,000         1,840,250
--------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8% Sr. Sub. Nts., 4/1/12                  700,000           733,250
8.375% Sr. Sub. Nts., 7/1/11            1,200,000         1,267,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09      1,500,000         1,582,500
--------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10           1,500,000         1,533,750
--------------------------------------------------------------------
Penn National Gaming, Inc.,
8.875% Sr. Sub. Nts., 3/15/10             600,000           618,000
--------------------------------------------------------------------
Premier Parks, Inc., 0%/10% Sr.
Disc. Nts., 4/1/08 7                    1,200,000         1,167,000
--------------------------------------------------------------------
Prime Hospitality Corp., 8.375% Sr.
Sub. Nts., 5/1/12                         400,000           390,000
--------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 8.75%
Sr. Unsub. Nts., 2/2/11                   900,000           841,500
--------------------------------------------------------------------
Six Flags, Inc., 8.875% Sr. Nts., 2/1/10  400,000           378,000
--------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc., 7.875% Nts., 5/1/12 4  1,500,000         1,492,500
--------------------------------------------------------------------
Sun International Hotels Ltd., 8.875%
Sr. Unsec. Sub. Nts., 8/15/11           1,000,000         1,025,000
--------------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr. Unsec. Sub.
Nts., 5/15/09                             700,000           721,000
--------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas
Sands, Inc., 11% Bonds, 6/15/10 4         550,000           577,500
--------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts.,
7/1/12                                    600,000           627,000
                                                      --------------
                                                         25,574,227

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Household Durables--2.3%
Beazer Homes USA, Inc., 8.375% Sr.
Nts., 4/15/12                          $  500,000       $   517,500
--------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                  200,000           196,000
9.75% Sr. Sub. Nts., 9/15/10              300,000           309,000
--------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec.
Sub. Debs., 2/15/10                       600,000           657,000
--------------------------------------------------------------------
Interface, Inc., 10.375% Sr. Nts., 2/1/10 500,000           487,500
--------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
8.875% Sr. Sub. Nts., 4/1/12            1,000,000           960,000
--------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08            150,000           156,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11       350,000           372,750
--------------------------------------------------------------------
Meritage Corp., 9.75% Sr. Unsec. Nts.,
6/1/11                                    500,000           525,000
--------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts.,
12/15/05                                  800,000           781,000
--------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr. Sub.
Nts., 4/15/12                             700,000           679,000
--------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11  500,000           505,000
--------------------------------------------------------------------
WCI Communities, Inc.:
9.125% Sr. Sub. Nts., 5/1/12              800,000           724,000
10.625% Sr. Unsec. Sub. Nts., 2/15/11     600,000           582,000
--------------------------------------------------------------------
Williams Scotsman, Inc., 9.875% Sr.
Unsec. Nts., 6/1/07                     1,000,000           930,000
                                                      --------------
                                                          8,381,750

--------------------------------------------------------------------
Internet & Catalog Retail--0.4%
Amazon.com, Inc., 0%/10% Sr. Unsec.
Disc. Nts., 5/1/08 7                    1,300,000         1,306,500
--------------------------------------------------------------------
Media--10.1%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 2          360,000           135,000
8.125% Sr. Nts., Series B, 7/15/03 2    1,000,000           375,000
8.375% Sr. Nts., Series B, 2/1/08 2     1,000,000           375,000
10.25% Sr. Unsec. Nts., 11/1/06 2         200,000            76,000
--------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Sub Nts., 12/15/12 4          1,500,000         1,509,375
--------------------------------------------------------------------
AMC Entertainment, Inc., 9.50%
Sr. Unsec. Sub. Nts., 2/1/11            1,200,000         1,188,000
--------------------------------------------------------------------
AOL Time Warner, Inc., 6.875% Nts.,
5/1/12                                    850,000           899,548
--------------------------------------------------------------------
Block Communications, Inc., 9.25%
Sr. Sub. Nts., 4/15/09                    600,000           622,500
--------------------------------------------------------------------
British Sky Broadcasting Group plc:
6.875% Nts., 2/23/09                      800,000           819,224
8.20% Sr. Unsec. Nts., 7/15/09            800,000           865,322
--------------------------------------------------------------------
Carmike Cinemas, Inc., 10.375% Gtd.
Sr. Sub. Nts., Series B, 2/1/09         1,250,000         1,139,062

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Media Continued
Chancellor Media Corp.:
8.125% Sr. Sub. Nts., Series B,
12/15/07                              $   300,000       $   313,875
8.75% Sr. Unsec. Sub. Nts.,
Series B, 6/15/07 1,6                     400,000           419,500
--------------------------------------------------------------------
Charter Communications
Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts.,
4/1/11 7                                  600,000           213,000
0%/11.75% Sr. Unsec. Sub. Disc. Nts.,
5/15/11 7                               1,500,000           382,500
8.625% Sr. Unsec. Nts., 4/1/09          1,200,000           540,000
10% Sr. Nts., 4/1/09                      500,000           225,000
11.125% Sr. Unsec. Nts., 1/15/11          600,000           274,500
--------------------------------------------------------------------
Cinemark USA, Inc., 9.625% Sr. Sub.
Nts., Series B, 8/1/08                    250,000           251,250
--------------------------------------------------------------------
Classic Cable, Inc., 10.50% Sr. Sub. Nts.,
3/1/10 1,2,3                            1,000,000           125,000
--------------------------------------------------------------------
Comcast Cable Communications, Inc.,
6.75% Sr. Unsub. Nts., 1/30/11          1,100,000         1,146,665
--------------------------------------------------------------------
Corus Entertainment, Inc., 8.75% Sr.
Sub. Nts., 3/1/12                         800,000           851,000
--------------------------------------------------------------------
Cox Communications, Inc.:
7.125% Nts., 10/1/12                    1,000,000         1,112,718
7.75% Sr. Nts., 11/1/10                 1,000,000         1,140,658
--------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec.
Unsub. Nts., Series B, 4/1/11           3,100,000         2,925,625
--------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr.
Unsec. Sub. Nts., 7/1/08                  400,000           432,500
--------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr.
Disc. Nts., Series B, 3/1/08 1,2,3,7      500,000            12,500
--------------------------------------------------------------------
EchoStar DBS Corp.:
9.125% Sr. Nts., 1/15/09                  300,000           317,250
9.375% Sr. Unsec. Nts., 2/1/09            650,000           690,625
10.375% Sr. Unsec. Nts., 10/1/07        1,800,000         1,957,500
--------------------------------------------------------------------
Emmis Communications Corp.,
8.125% Sr. Unsec. Sub. Nts., Series B,
3/15/09                                   800,000           832,000
--------------------------------------------------------------------
Entravision Communications Corp.,
8.125% Sr. Sub. Nts., 3/15/09             600,000           627,000
--------------------------------------------------------------------
Garden State Newspapers, Inc.,
8.75% Sr. Sub. Nts., 10/1/09              500,000           510,000
--------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub.
Nts., 12/15/11                            500,000           540,625
--------------------------------------------------------------------
Hollinger International Publishing, Inc.,
9% Sr. Nts., 12/15/10 4                   600,000           608,250
--------------------------------------------------------------------
Lamar Media Corp.:
7.25% Sr. Sub. Nts., 1/1/13 4             200,000           204,250
9.625% Sr. Unsec. Sub. Nts., 12/1/06      500,000           517,500
--------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts.,
7/15/09                                 1,750,000         1,900,822
--------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13            300,000           271,500

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Media Continued
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23              $  625,000        $  695,196
--------------------------------------------------------------------
PanAmSat Corp., 8.50% Sr. Nts.,
2/1/12 4                                1,200,000         1,152,000
--------------------------------------------------------------------
R.H. Donnelley Financial Corp. I:
8.875% Sr. Nts., 12/15/10 4               700,000           752,500
10.875% Sr. Sub. Nts., 12/15/12 4       1,000,000         1,095,000
--------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub.
Nts., Series B, 7/1/11                    300,000           322,500
--------------------------------------------------------------------
Regal Cinemas, Inc., 9.375% Sr. Sub. Nts.,
Series B, 2/1/12                        1,500,000         1,605,000
--------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07 [CAD]                   500,000           301,462
--------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Sub. Nts., 3/15/12                 900,000           942,750
8% Sr. Sub. Nts., 3/15/12 4               700,000           733,250
--------------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09      600,000           624,000
--------------------------------------------------------------------
United Pan-Europe Communications NV:
0%/13.375% Sr. Unsec. Disc. Nts.,
Series B, 11/1/09 2,3,7                 1,000,000            65,000
10.875% Sr. Unsec. Nts., Series B,
8/1/09 2,3                                600,000            48,000
11.25% Sr. Nts., Series B,
11/1/09 2,3 [EUR]                         500,000            31,482
--------------------------------------------------------------------
Vertis, Inc., 10.875% Sr. Nts.,
6/15/09 4                                 400,000           418,000
--------------------------------------------------------------------
WRC Media, Inc./Weekly Reader
Corp./Compass Learning Corp.,
12.75% Sr. Sub. Nts., 11/15/09            600,000           591,000
                                                      --------------
                                                         36,724,784
--------------------------------------------------------------------
Multiline Retail--0.5%
J. C. Penney Co., Inc., 7.60% Nts.,
4/1/07                                  1,000,000         1,017,500
--------------------------------------------------------------------
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08           250,000           250,000
9.875% Nts., 10/1/11                      600,000           630,000
                                                      --------------
                                                          1,897,500
--------------------------------------------------------------------
Specialty Retail--2.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                 600,000           525,000
--------------------------------------------------------------------
AutoNation, Inc., 9% Sr. Unsec. Nts.,
8/1/08                                  1,200,000         1,218,000
--------------------------------------------------------------------
Building Materials Corp., 8% Sr. Nts.,
12/1/08                                   300,000           241,500
--------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Unsec. Nts.,
6/15/06                                   900,000           967,500
--------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs.,
5/1/08                                    900,000           796,500
--------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts.,
5/1/08                                    600,000           567,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Specialty Retail Continued
Gap, Inc. (The): 6.90% Nts., 9/15/07   $  650,000  $        637,000
10.55% Unsub. Nts., 12/15/08              200,000           219,000
--------------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11             800,000           820,000
--------------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11             750,000           829,688
--------------------------------------------------------------------
United Auto Group, Inc., 9.625% Sr.
Sub. Nts., 3/15/12 4                      200,000           195,000
--------------------------------------------------------------------
United Rentals (North America), Inc.:
10.75% Sr. Nts., 4/15/08 4                500,000           495,000
10.75% Sr. Unsec. Nts., 4/15/08           600,000           600,000
--------------------------------------------------------------------
United Rentals, Inc.:
9% Sr. Unsec. Sub. Nts., Series B,
4/1/09                                    200,000           160,500
9.25% Sr. Unsec. Sub. Nts.,
Series B, 1/15/09                         400,000           329,000
                                                      --------------
                                                          8,600,688

--------------------------------------------------------------------
Textiles & Apparel--0.7%
Galey & Lord, Inc., 9.125% Sr. Unsec.
Sub. Nts., 3/1/08 1,2,3                   700,000            73,500
--------------------------------------------------------------------
Levi Strauss & Co.:
6.80% Nts., 11/1/03                       855,000           846,450
11.625% Sr. Unsec. Nts., 1/15/08          200,000           196,500
12.25% Sr. Nts., 12/15/12 4               600,000           591,000
--------------------------------------------------------------------
Polymer Group, Inc., 8.75% Sr. Sub. Nts.,
3/1/08 1,2,3                            1,500,000           307,500
--------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts., 5/1/10     600,000           645,000
                                                      --------------
                                                          2,659,950

--------------------------------------------------------------------
Consumer Staples--4.9%
--------------------------------------------------------------------
Beverages--0.3%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12             500,000           520,000
--------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts.,
Series B, 2/1/05                          800,000           629,000
                                                      --------------
                                                          1,149,000

--------------------------------------------------------------------
Food & Drug Retailing--0.8%
Delhaize America, Inc.,
8.125% Unsub. Debs., 4/15/11            1,000,000           968,925
--------------------------------------------------------------------
Fleming Cos., Inc., 10.125% Sr. Unsec.
Nts., 4/1/08                              700,000           605,500
--------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The):
7.75% Nts., 4/15/07                       200,000           145,000
9.125% Sr. Nts., 12/15/11                 400,000           294,000
--------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts.,
10/15/07                                  325,000           293,312
--------------------------------------------------------------------
Pathmark Stores, Inc., 8.75% Sr. Sub. Nts.,
2/1/12                                    300,000           277,500
--------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts.,
5/31/09 1,2,3,8                           476,601            85,788

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Food & Drug Retailing Continued
Winn-Dixie Stores, Inc., 8.875% Sr. Nts.,
4/1/08                               $    300,000     $     308,250
                                                      --------------
                                                          2,978,275
--------------------------------------------------------------------
Food Products--2.5%
American Seafood Group LLC,
10.125% Sr. Sub. Nts., 4/15/10            500,000           512,500
--------------------------------------------------------------------
Aurora Foods, Inc., 8.75% Sr. Sub. Nts.,
Series B, 7/1/08                          500,000           245,000
--------------------------------------------------------------------
Burns Philp Capital Pty Ltd.,
9.75% Sr. Sub. Nts., 7/15/12 4            400,000           386,000
--------------------------------------------------------------------
Del Monte Corp.:
8.625% Sr. Sub. Nts., 12/15/12 4        1,000,000         1,025,000
9.25% Sr. Unsec. Sub. Nts., 5/15/11       100,000           104,625
--------------------------------------------------------------------
Doane Pet Care Co., 9.75% Sr. Unsec.
Sub. Nts., 5/15/07                        490,000           387,100
--------------------------------------------------------------------
Dole Food Co., Inc.:
6.375% Nts., 10/1/05                      400,000           425,475
7.25% Sr. Nts., 5/1/09                    900,000           872,708
--------------------------------------------------------------------
Michael Foods, Inc., 11.75% Sr. Unsec.
Sub. Nts., 4/1/11                         400,000           450,000
--------------------------------------------------------------------
New World Pasta Co., 9.25% Sr. Nts.,
2/15/09 1                                 200,000           110,000
--------------------------------------------------------------------
Smithfield Foods, Inc.:
7.625% Sr. Unsec. Sub. Nts., 2/15/08      925,000           906,500
 8% Sr. Nts., Series B, 10/15/09          900,000           922,500
--------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sec. Sub. Nts., 11/15/07 1     600,000           636,000
--------------------------------------------------------------------
Swift & Co., 10.125% Sr. Nts.,
10/1/09 4                               1,000,000           950,000
--------------------------------------------------------------------
United Biscuits Finance plc, 10.625%
Sr. Sub. Nts., 4/15/11 1 [EUR]          1,000,000         1,183,854
                                                      --------------
                                                          9,117,262

--------------------------------------------------------------------
Household Products--1.3%
AKI Holdings Corp., 0%/13.50% Sr.
Disc. Debs., 7/1/09 7                     580,000           496,625
--------------------------------------------------------------------
AKI, Inc., 10.50% Sr. Unsec.
Nts., 7/1/08                            1,000,000           976,250
--------------------------------------------------------------------
Armkel LLC/Armkel Finance, Inc.,
9.50% Sr. Sub. Nts., 8/15/09              600,000           654,000
--------------------------------------------------------------------
Holmes Products Corp., 9.875% Sr.
Unsec. Sub. Nts., Series B, 11/15/07      300,000           201,000
--------------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr. Unsec.
Sub. Nts., 6/1/11                       1,000,000         1,110,000
--------------------------------------------------------------------
Revlon Consumer Products Corp.,
12% Sr. Sec. Nts., 12/1/05              1,200,000         1,164,000
--------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr.
Unsec. Sub. Nts., 7/1/08 1,2,3            600,000                --
                                                      --------------
                                                          4,601,875

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Energy--5.7%
--------------------------------------------------------------------
Energy Equipment & Services--2.1%
BRL Universal Equipment Corp.,
8.875% Sr. Sec. Nts., 2/15/08          $  750,000        $  783,750
--------------------------------------------------------------------
Dresser, Inc., 9.375% Sr. Sub. Nts.,
4/15/11                                   400,000           404,000
--------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/15/08 1        1,025,000           258,812
--------------------------------------------------------------------
Grant Prideco, Inc., 9% Sr. Nts.,
12/15/09 4                                300,000           313,500
--------------------------------------------------------------------
Hanover Equipment Trust, 8.50% Sr.
Sec. Nts., Trust 2001, Cl. A, 9/1/08 4    500,000           490,000
--------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc.,
10.625% Sr. Nts., 8/1/08                1,500,000         1,590,000
--------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec.
Nts., 6/1/08                            1,600,000         1,448,000
--------------------------------------------------------------------
Petroleum Helicopters, Inc., 9.375% Sr.
Nts., 5/1/09                              600,000           633,750
--------------------------------------------------------------------
Universal Compression Holdings, Inc.,
0%/9.875% Sr. Disc. Nts., 2/15/08 1,7   1,700,000         1,759,500
                                                       -------------
                                                          7,681,312

--------------------------------------------------------------------
Oil & Gas--3.6%
--------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub.
Nts., 6/15/07                             500,000           427,500
--------------------------------------------------------------------
Chesapeake Energy Corp.:
8.125% Sr. Unsec. Nts., 4/1/11          1,000,000         1,035,000
8.375% Sr. Unsec. Nts., 11/1/08         1,000,000         1,040,000
9% Sr. Unsec. Nts., 8/15/12 4             300,000           316,500
--------------------------------------------------------------------
Forest Oil Corp.:
7.75% Sr. Nts., 5/1/14                  1,000,000         1,025,000
10.50% Sr. Unsec. Sub. Nts., 1/15/06      250,000           265,000
--------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts.,
11/15/09                                  800,000           828,000
--------------------------------------------------------------------
Newfield Exploration Co., 8.375% Sr.
Sub. Nts., 8/15/12                        600,000           641,094
--------------------------------------------------------------------
Pioneer Natural Resources Co., 7.50%
Sr. Nts., 4/15/12                       1,000,000         1,083,476
--------------------------------------------------------------------
Pogo Producing Co.,
8.75% Sr. Sub. Nts.,
Series B, 5/15/07 1                       600,000           629,250
--------------------------------------------------------------------
Stone Energy Corp.:
8.25% Sr. Unsec. Sub. Nts., 12/15/11 1    800,000           836,000
8.75% Sr. Sub. Nts., 9/15/07 1            735,000           768,075
--------------------------------------------------------------------
Teekay Shipping Corp., 8.875% Sr. Nts.,
7/15/11                                   575,000           592,969
--------------------------------------------------------------------
Tesoro Petroleum Corp., 9.625% Sr.
Sub. Nts., 4/1/12                         800,000           524,000
--------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.125% Nts., 1/15/05                      200,000           192,000
8.875% Nts., 7/15/12 4                    200,000           201,000
--------------------------------------------------------------------
Westport Resources Corp.:
8.25% Sr. Sub. Nts., 11/1/11 4            800,000           844,000
8.25% Sr. Unsec. Sub. Nts., 11/1/11       600,000           633,000

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Oil & Gas Continued
XTO Energy, Inc., 7.50% Sr. Nts.,
4/15/12                              $  1,000,000      $  1,067,500
                                                       -------------
                                                         12,949,364

--------------------------------------------------------------------
Financials--2.9%
--------------------------------------------------------------------
Banks--0.7%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07 1                                 517,000           556,421
--------------------------------------------------------------------
Decrane Aircraft Holdings, Inc., 12% Sr.
Unsec. Sub. Nts., Series B, 9/30/08     1,750,000           710,938
--------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts.,
9/8/04 1                                  800,000           826,000
--------------------------------------------------------------------
Western Financial Bank, 9.625% Unsec.
Sub. Debs., 5/15/12 1                     400,000           390,000
                                                       -------------
                                                          2,483,359

--------------------------------------------------------------------
Diversified Financials--0.6%
AmeriCredit Corp., 9.875% Sr. Nts.,
4/15/06                                   800,000           676,000
--------------------------------------------------------------------
Berry Plastics Corp., 10.75% Sr. Sub. Nts.,
7/15/12                                   800,000           856,000
--------------------------------------------------------------------
Finova Group, Inc. (The), 7.50% Nts.,
11/15/09                                  500,000           175,000
--------------------------------------------------------------------
LaBranche & Co., Inc., 12% Sr. Unsec.
Sub. Nts., 3/2/07                         600,000           672,000
                                                       -------------
                                                          2,379,000

--------------------------------------------------------------------
Real Estate--1.6%
Capstar Hotel Co., 8.75% Sr. Sub. Nts.,
8/15/07                                   200,000           135,000
--------------------------------------------------------------------
CB Richard Ellis Services, Inc., 11.25% Sr.
Unsec. Sub. Nts., 6/15/11                 300,000           277,500
--------------------------------------------------------------------
Corrections Corp. of America,
9.875% Sr. Nts., 5/1/09 4                 500,000           532,500
--------------------------------------------------------------------
Felcor Lodging LP:
8.50% Sr. Nts., 6/1/11                    780,000           772,200
9.50% Sr. Unsec. Nts., 9/15/08            200,000           205,000
--------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts.,
Series B, 8/1/08                        1,750,000         1,706,250
--------------------------------------------------------------------
IStar Financial, Inc., 8.75% Sr. Unsec.
Nts.,  8/15/08                            250,000           266,352
--------------------------------------------------------------------
MeriStar Hospitality Corp., 9.125% Sr.
Unsec. Nts., 1/15/11                      400,000           350,000
--------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust,
9.75% Sr. Sec. Nts., Series B, 4/1/08 1 1,500,000         1,496,250
                                                       -------------
                                                          5,741,052

--------------------------------------------------------------------
Health Care--5.3%
--------------------------------------------------------------------
Health Care Equipment & Supplies--0.5%
Kinetic Concepts, Inc., 9.625% Sr. Unsec.
Sub. Nts., Series B, 11/1/07              400,000           416,000

STATEMENT OF INVESTMENTS  Continued

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Health Care Equipment & Supplies Continued
Sybron Dental Specialties, Inc., 8.125%
Sr. Sub. Nts., 6/15/12                $   700,000       $   710,500
--------------------------------------------------------------------
Vanguard Health Systems, Inc., 9.75%
Sr. Unsec. Sub. Nts., 8/1/11              500,000           480,000
                                                      --------------
                                                          1,606,500

--------------------------------------------------------------------
Health Care Providers & Services--4.8%
Alliance Imaging, Inc., 10.375% Sr.
Unsec. Sub. Nts., 4/15/11               1,000,000           980,000
--------------------------------------------------------------------
AmerisourceBergen Corp., 7.25% Sr.
Nts., 11/15/12 4                          200,000           206,000
--------------------------------------------------------------------
Beverly Enterprises, Inc., 9.625% Sr.
Unsec. Nts., 4/15/09                    1,125,000           950,625
--------------------------------------------------------------------
Extendicare Health Services, Inc.,
9.50% Sr. Nts., 7/1/10 4                  500,000           487,500
--------------------------------------------------------------------
Fresenius Medical Care Capital Trust II,
7.875% Nts., 2/1/08                     1,600,000         1,580,000
--------------------------------------------------------------------
Fresenius Medical Care Capital Trust IV,
7.875% Trust Preferred Nts., 6/15/11      100,000            97,500
--------------------------------------------------------------------
Hanger Orthopedic Group, Inc.,
10.375% Sr. Nts., 2/15/09                 400,000           416,000
--------------------------------------------------------------------
HCA, Inc.:
6.95% Sr. Nts., 5/1/12                  1,000,000         1,055,628
7.875% Sr. Nts., 2/1/11                   305,000           334,903
--------------------------------------------------------------------
HCA-Healthcare Co. (The), 8.75% Sr.
Nts., 9/1/10                              400,000           461,016
--------------------------------------------------------------------
Healthsouth Corp., 7.625% Nts., 6/1/12  1,950,000         1,618,500
--------------------------------------------------------------------
InSight Health Services Corp., 9.875%
Sr. Sub. Nts., 11/1/11                    500,000           482,500
--------------------------------------------------------------------
Magellan Health Services, Inc., 9.375%
Sr. Nts., 11/15/07 4                    1,000,000           795,000
--------------------------------------------------------------------
Medquest, Inc., 11.875% Sr. Sub. Nts.,
8/15/12 4                                 800,000           784,000
--------------------------------------------------------------------
PacifiCare Health Systems, Inc., 10.75%
Sr. Unsec. Unsub. Nts., 6/1/09            900,000           967,500
--------------------------------------------------------------------
Rotech Healthcare, Inc., 9.50% Sr. Sub.
Nts., 4/1/12 4                            600,000           603,750
--------------------------------------------------------------------
Select Medical Corp., 9.50% Sr. Unsec.
Sub. Nts., 6/15/09                        200,000           208,000
--------------------------------------------------------------------
Stewart Enterprises, Inc., 10.75% Sr.
Unsec. Sub. Nts., 7/1/08                1,800,000         1,998,000
--------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                1,460,000         1,316,583
6.50% Sr. Nts., 6/1/12                    400,000           362,738
--------------------------------------------------------------------
Unilab Corp., 12.75% Sr. Sub. Nts.,
10/1/09 1                                 250,000           292,500
--------------------------------------------------------------------
US Oncology, Inc., 9.625% Sr. Sub.
Nts., 2/1/12                              300,000           306,000
--------------------------------------------------------------------
Vicar Operating, Inc., 9.875% Sr. Sub.
Nts., 12/1/09                           1,000,000         1,085,000
                                                      --------------
                                                         17,389,243

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Pharmaceuticals--0.0%
aaiPharma, Inc., 11% Sr. Sub. Nts.,
4/1/10                                 $  100,000        $  100,500
--------------------------------------------------------------------
Industrials--11.5%
--------------------------------------------------------------------
Aerospace & Defense--1.0%
Alliant Techsystems, Inc., 8.50% Sr.
Unsec. Sub. Nts., 5/15/11                 900,000           976,500
--------------------------------------------------------------------
American Plumbing & Mechanical, Inc.,
11.625% Sr. Sub. Nts.,
Series B, 10/15/08 1                      500,000           147,500
--------------------------------------------------------------------
K&F Industries, Inc., 9.625% Sr. Sub.
Nts., 12/15/10 4                          500,000           511,250
--------------------------------------------------------------------
L-3 Communications Corp., 7.625% Sr.
Sub. Nts., 6/15/12                        800,000           828,000
--------------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Sub. Nts.,
12/15/12 4                                700,000           721,000
--------------------------------------------------------------------
TransDigm, Inc., 10.375% Sr. Sub. Nts.,
12/1/08                                   400,000           416,000
                                                      --------------
                                                          3,600,250

--------------------------------------------------------------------
Air Freight & Couriers--0.0%
Atlas Air, Inc., 9.25% Sr. Nts., 4/15/08  500,000           106,250
--------------------------------------------------------------------
Airlines--0.4%
America West Airlines, Inc., 10.75% Sr.
Nts., 9/1/05                            1,000,000           405,000
--------------------------------------------------------------------
Amtran, Inc.:
9.625% Nts., 12/15/05                     800,000           336,000
10.50% Sr. Nts., 8/1/04                 1,800,000           756,000
                                                      --------------
                                                          1,497,000

--------------------------------------------------------------------
Building Products--0.5%
Associated Materials, Inc., 9.75% Sr. Sub.
Nts., 4/15/12                             700,000           742,000
--------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds,
6/24/10 4                                 355,902           382,529
--------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07  200,000           206,000
9.875% Sr. Unsec. Sub. Nts., 6/15/11      400,000           402,500
                                                      --------------
                                                          1,733,029

--------------------------------------------------------------------
Commercial Services & Supplies--4.7%
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B,
1/1/09                                    400,000           396,000
8.50% Sr. Sub. Nts., 12/1/08            1,300,000         1,313,000
8.875% Sr. Nts., Series B, 4/1/08         900,000           918,000
9.25% Sr. Nts., 9/1/12 4                2,300,000         2,369,000
10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                          700,000           698,250
--------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub.
Nts., Series B, 11/15/05 1,2,3            200,000             3,000
--------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec.
Nts., 4/1/06 2,3                          900,000           202,500
--------------------------------------------------------------------
Buhrmann US, Inc., 12.25% Sr. Unsec.
Sub. Nts., 11/1/09                        600,000           561,000

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Commercial Services & Supplies Continued
Coinmach Corp., 9% Sr. Nts., 2/1/10   $   800,000       $   843,000
--------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07 1                                  625,000           650,000
--------------------------------------------------------------------
Hydrochem Industrial Services, Inc.,
10.375% Sr. Sub. Nts., 8/1/07 1           250,000           189,063
--------------------------------------------------------------------
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15              500,000           502,500
8.625% Sr. Unsec. Sub. Nts., 4/1/13     2,100,000         2,205,000
--------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub.
Nts., Series B, 4/1/09 1,2,3              550,000               715
--------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09              750,000           731,250
--------------------------------------------------------------------
Mail-Well I Corp., 9.625% Sr. Nts.,
3/15/12                                   400,000           358,000
--------------------------------------------------------------------
NDCHealth Corp., 10.50% Sr. Sub. Nts.,
12/1/12 4                                 600,000           603,000
--------------------------------------------------------------------
Protection One, Inc./Protection One
Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05           900,000           742,500
--------------------------------------------------------------------
Stericycle, Inc., 12.375% Sr. Unsec. Sub.
Nts., Series B, 11/15/09                  488,000           561,200
--------------------------------------------------------------------
Synagro Technologies, Inc., 9.50% Sr.
Sub. Nts., 4/1/09                         700,000           733,250
--------------------------------------------------------------------
Waste Management, Inc.:
6.375% Nts., 11/15/12 4                 1,000,000         1,030,926
7.375% Sr. Unsub. Nts., 8/1/10          1,300,000         1,424,463
                                                      --------------
                                                         17,035,617

--------------------------------------------------------------------
Construction & Engineering--0.1%
Integrated Electrical Services, Inc.:
9.375% Sr. Sub. Nts., Series B, 2/1/09 1  100,000            92,500
9.375% Sr. Sub. Nts., Series C, 2/1/09 1  100,000            92,500
--------------------------------------------------------------------
URS Corp., 11.50% Sr. Nts., 9/15/09 4     300,000           268,500
                                                      --------------
                                                            453,500

--------------------------------------------------------------------
Electrical Equipment--0.0%
Dayton Superior Corp., 13% Sr. Unsec.
Sub. Nts., 6/15/09                        100,000            86,500
--------------------------------------------------------------------
Industrial Conglomerates--1.5%
Great Lakes Dredge & Dock Corp.,
11.25% Sr. Unsec. Sub. Nts., 8/15/08    1,715,000         1,794,319
--------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds,
Series 1A, Cl. C2, 8/13/10 1            1,500,000           600,000
--------------------------------------------------------------------
Tyco International Group SA:
6.25% Unsec. Unsub. Nts., 6/15/03         800,000           794,103
6.375% Nts., 10/15/11                     200,000           187,367
6.375% Nts., 10/15/11                   2,150,000         2,014,197
                                                      --------------
                                                          5,389,986

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Machinery--2.2%
Actuant Corp., 13% Sr. Sub. Nts.,
5/1/09                                $   378,000      $    444,150
--------------------------------------------------------------------
AGCO Corp., 9.50% Sr. Unsec. Nts.,
5/1/08                                  1,000,000         1,085,000
--------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09   500,000           313,750
--------------------------------------------------------------------
Cummins, Inc., 9.50% Sr. Nts., 12/1/10    700,000           749,000
--------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr.
Unsec. Sub. Nts., 3/1/08 1                850,000           603,500
--------------------------------------------------------------------
Manitowoc Co., Inc. (The), 10.50% Sr.
Sub. Nts., 8/1/12 4                       800,000           834,000
--------------------------------------------------------------------
NMHG Holding Co., 10% Sr. Nts., 5/15/09   600,000           603,000
--------------------------------------------------------------------
Roller Bearing Co. of America, Inc.,
9.625% Sr. Sub. Nts., Series B, 6/15/07   560,000           529,900
--------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13       1,600,000         1,630,000
--------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., 4/1/08       510,000           462,187
9.25% Sr. Unsec. Sub. Nts., 7/15/11       800,000           733,000
                                                      --------------
                                                          7,987,487

--------------------------------------------------------------------
Marine--0.8%
CP Ships Ltd., 10.375% Sr. Nts.,
7/15/12                                 1,000,000         1,055,000
--------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each
unit consists of $1,000 principal amount
of 12% first priority ship mtg. sr. sec.
nts., 7/15/05 and one warrant to purchase
five shares of common stock) 1,2,3,9      700,000           350,000
--------------------------------------------------------------------
Navigator Gas Transport plc, 10.50%
First Priority Ship Mtg. Nts.,
6/30/07 2,4                             1,000,000           307,500
--------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc.,
10.50% Sec. Nts., 12/31/07 4              349,808           142,109
--------------------------------------------------------------------
Sea Containers Ltd., 7.875% Sr. Nts.,
2/15/08                                 1,500,000           982,500
                                                       -------------
                                                          2,837,109

--------------------------------------------------------------------
Road & Rail--0.3%
Kansas City Southern Railway Co. (The),
7.50% Sr. Nts., 6/15/09                   500,000           530,000
--------------------------------------------------------------------
Stena AB, 9.625% Sr. Nts., 12/1/12 4      600,000           622,500
                                                       -------------
                                                          1,152,500

--------------------------------------------------------------------
Information Technology--3.0%
--------------------------------------------------------------------
Communications Equipment--0.4%
CellNet Data Systems, Inc., 14% Sr.
Unsec. Disc. Nts., 10/1/07 1,2,3        1,834,000                --
--------------------------------------------------------------------
Motorola, Inc., 7.625% Sr. Nts.,
11/15/10                                1,000,000         1,025,559
--------------------------------------------------------------------
Orion Network Systems, Inc., 12.50%
Sr. Disc. Nts., 1/15/07 1               1,150,000           301,875
                                                       -------------
                                                          1,327,434

STATEMENT OF INVESTMENTS  Continued

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Computers & Peripherals--0.3%
Seagate Technology Hdd Holdings,
8% Sr. Nts., 5/15/09 4               $    900,000       $   936,000
--------------------------------------------------------------------
Electronic Equipment & Instruments--1.4%
ChipPAC International Co. Ltd., 12.75%
Sr. Unsec. Sub. Nts., Series B, 8/1/09    500,000           527,500
--------------------------------------------------------------------
Fisher Scientific International, Inc.:
8.125% Sr. Sub. Nts., 5/1/12              900,000           936,000
9% Sr. Unsec. Sub. Nts., 2/1/08           750,000           785,625
9% Sr. Unsec. Sub. Nts., 2/1/08 1         365,000           382,337
--------------------------------------------------------------------
Flextronics International Ltd., 9.875%
Sr. Unsec. Sub. Nts., 7/1/10              700,000           757,750
--------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec.
Sub. Nts., 8/15/08                      1,200,000         1,272,000
--------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts.,
8/15/07 2,3                             1,200,000            30,000
--------------------------------------------------------------------
PerkinElmer, Inc., 8.875% Sr. Sub. Nts.,
1/15/13 4                                 600,000           594,000
                                                      --------------
                                                          5,285,212

--------------------------------------------------------------------
Internet Software & Services--0.1%
Equinix, Inc., 13% Sr. Unsec. Nts.,
12/1/07 1,2                             1,000,000           165,000
--------------------------------------------------------------------
Exodus Communications, Inc., 10.75%
Sr. Nts., 12/15/09 1,2,3 [EUR]          1,000,000            47,223
--------------------------------------------------------------------
FirstWorld Communications, Inc.,
0%/13% Sr. Disc. Nts., 4/15/08 1,2,3,7    500,000               625
--------------------------------------------------------------------
Globix Corp., 9.075% Sr. Nts., 4/26/08     98,360            70,819
--------------------------------------------------------------------
PSINet, Inc.:
10.50% Sr. Unsec. Nts.,
12/1/06 1,2,3 [EUR]                     1,000,000            69,523
11% Sr. Nts., 8/1/09 1,2,3                919,280            32,175
                                                     --------------
                                                            385,365

--------------------------------------------------------------------
IT Consulting & Services--0.0%
Comforce Operating, Inc., 12% Sr. Nts.,
Series B, 12/1/07 1                       350,000           159,250
--------------------------------------------------------------------
Office Electronics--0.1%
ASAT Finance LLC, 12.50% Sr. Unsec.
Nts., 11/1/06                             325,000           245,375
--------------------------------------------------------------------
Xerox Corp., 7.15% Nts., 8/1/04           200,000           194,000
                                                      --------------
                                                            439,375

--------------------------------------------------------------------
Semiconductor Equipment & Products--0.7%
Amkor Technology, Inc.:
9.25% Sr. Unsec. Nts., 5/1/06             200,000           172,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08       800,000           680,000
--------------------------------------------------------------------
Fairchild Semiconductor Corp.:
10.375% Sr. Unsec. Nts., 10/1/07          850,000           896,750
10.50% Sr. Unsec. Sub. Nts., 2/1/09       750,000           813,750
                                                      --------------
                                                          2,562,500

--------------------------------------------------------------------
Materials--9.5%
--------------------------------------------------------------------
Chemicals--2.2%
Applied Extrusion Technologies, Inc.,
10.75% Sr. Nts., Series B, 7/1/11     $   450,000      $    292,500
--------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts.,
Series B, 12/1/07                         250,000           101,250
--------------------------------------------------------------------
Compass Minerals Group, Inc., 10% Sr.
Sub. Nts., 8/15/11                      1,200,000         1,320,000
--------------------------------------------------------------------
Equistar Chemicals LP, 8.75% Sr. Unsec.
Nts., 2/15/09                             600,000           525,712
--------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                              100,000            79,755
Zero Coupon Sr. Unsec. Disc. Nts.,
13.09%, 12/31/09 10                       400,000            92,000
--------------------------------------------------------------------
Huntsman International LLC, 9.875% Sr.
Nts., 3/1/09                              800,000           804,000
--------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Unsec. Sub.
Nts., 7/1/11                              500,000           520,000
--------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Sr. Sec. Nts.,
12/15/09                                  300,000           262,500
--------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                 600,000           561,000
9.625% Sr. Sec. Nts., Series A, 5/1/07    600,000           579,000
9.875% Sec. Nts., Series B, 5/1/07        800,000           772,000
10.875% Sr. Sub. Nts., 5/1/09             200,000           172,000
--------------------------------------------------------------------
Noveon, Inc., 11% Sr. Unsec. Sub. Nts.,
Series B, 2/28/11                       1,200,000         1,323,000
--------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts.,
12/15/11                                  100,000            54,500
--------------------------------------------------------------------
PCI Chemicals Canada, 10% Sr. Sec.
Nts., 12/31/08                            319,909           225,536
--------------------------------------------------------------------
Pioneer Cos., Inc., 4.90% Sr. Sec. Nts.,
12/31/06 5                                106,636            74,245
--------------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07               383,000           248,950
11.25% Sr. Sub. Nts., 8/15/06 2,3         300,000                --
                                                      --------------
                                                          8,007,948

--------------------------------------------------------------------
Containers & Packaging--3.8%
Ball Corp.:
6.875% Sr. Nts., 12/15/12 4               400,000           404,000
7.75% Sr. Unsec. Nts., 8/1/06 1           700,000           738,500
8.25% Sr. Unsec. Sub. Nts., 8/1/08        800,000           846,000
--------------------------------------------------------------------
Graphic Packaging Corp., 8.625% Sub.
Nts., 2/15/12                           1,000,000         1,057,500
--------------------------------------------------------------------
Jefferson Smurfit Corp., 8.25% Sr. Nts.,
10/1/12 4                                 800,000           820,000
--------------------------------------------------------------------
MDP Acquisitions plc, 9.625% Sr. Nts.,
10/1/12 4                                 800,000           836,000

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Containers & Packaging Continued
Owens-Brockway Glass Container, Inc.:
8.75% Sr. Sec. Nts., 11/15/12 4        $  750,000       $   765,000
8.75% Sr. Sec. Nts., 11/15/12 4           600,000           612,000
8.875% Sr. Sec. Nts., 2/15/09           1,300,000         1,345,500
--------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr.
Unsec. Sub. Nts., 4/1/09                  750,000           808,125
--------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07           500,000           520,000
10.875% Sr. Sub. Nts., 4/1/08             500,000           505,000
--------------------------------------------------------------------
Silgan Holdings, Inc., 9% Sr. Sub. Debs.,
6/1/09                                    600,000           628,500
--------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                   900,000           927,000
9.25% Sr. Unsec. Nts., 2/1/08           1,000,000         1,062,500
9.75% Sr. Unsec. Nts., 2/1/11           1,000,000         1,075,000
--------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Sub. Nts.,
6/15/12 4                               1,000,000           995,000
                                                      --------------
                                                         13,945,625

--------------------------------------------------------------------
Metals & Mining--2.3%
AK Steel Corp., 7.75% Sr. Unsec. Nts.,
6/15/12 4                                 900,000           911,250
--------------------------------------------------------------------
California Steel Industries Corp., 8.50%
Sr. Unsec. Nts., Series B, 4/1/09         300,000           303,750
--------------------------------------------------------------------
Century Aluminum Co., 11.75% Sr. Sec.
Nts., 4/15/08                             885,000           862,875
--------------------------------------------------------------------
Great Lakes Carbon Corp., 7.94% Sr.
Sub. Nts., Series B, 5/15/08              847,000           605,605
--------------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75% Sr. Sec.
Nts., 6/1/12                              800,000           818,000
--------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.:
10.875% Sr. Nts., Series B,
10/15/06 2,3                            1,000,000           675,000
12.75% Sr. Sub. Nts., 2/1/03 2,3        1,200,000            96,000
--------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07    740,000           532,800
--------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg.
Bonds, Series D, 3/1/09 2,3             1,300,000           511,875
--------------------------------------------------------------------
Oregon Steel Mills, Inc., 10% Nts.,
7/15/09 4                                 800,000           816,000
--------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08              645,000           684,506
--------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr. Nts.,
3/15/09                                   400,000           421,000
--------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr. Nts.,
2/15/12                                   600,000           480,000
--------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts.,
8/1/08                                    600,000           594,000
                                                      --------------
                                                          8,312,661

--------------------------------------------------------------------
Paper & Forest Products--1.2%
Abitibi-Consolidated, Inc., 8.55% Nts.,
8/1/10                                    300,000           333,525

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Paper & Forest Products Continued
Ainsworth Lumber Co. Ltd.:
12.50% Sr. Nts., 7/15/07 8            $   400,000      $    418,000
13.875% Sr. Sec. Nts., 7/15/07            550,000           591,250
--------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts.,
3/15/04 2                               2,000,000           260,000
--------------------------------------------------------------------
Georgia-Pacific Corp., 8.125% Sr. Unsec.
Nts., 5/15/11                           1,500,000         1,432,500
--------------------------------------------------------------------
Louisiana-Pacific Corp., 10.875% Sr. Sub.
Nts., 11/15/08                            250,000           270,000
--------------------------------------------------------------------
Tembec Industries, Inc., 7.75% Sr. Nts.,
3/15/12                                   700,000           682,500
--------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts.,
11/15/07                                  300,000           183,000
                                                      --------------
                                                          4,170,775

--------------------------------------------------------------------
Telecommunication Services--6.2%
--------------------------------------------------------------------
Diversified Telecommunication Services--1.9%
360networks, Inc.:
13% Sr. Unsec. Nts., 5/1/08 1,2,3         400,000                40
13% Sr. Unsec. Nts., 5/1/08 1,2,3 [EUR]   500,000                52
--------------------------------------------------------------------
COLO.com, Inc., 13.875% Sr. Nts.,
3/15/10 1,2,3                             517,087             5,171
--------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr.
Unsec. Nts., 12/15/07 1,2,3               800,000             5,000
--------------------------------------------------------------------
Dex Media East LLC, 9.875% Sr. Nts.,
11/15/09 4                                800,000           860,000
--------------------------------------------------------------------
Diamond Cable Communications plc,
11.75% Sr. Disc. Nts., 12/15/05 2,3       600,000            57,000
--------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts.,
2/1/08 1                                  200,000           125,000
--------------------------------------------------------------------
Focal Communications Corp., 11.875%
Sr. Unsec. Nts., Series B, 1/15/10 1,2    100,000             2,500
--------------------------------------------------------------------
Intermedia Communications, Inc.,
0%/12.25% Sr. Disc. Nts.,
Series B, 3/1/09 1,2,3,7                  200,000            27,000
--------------------------------------------------------------------
IPC Acquisition Corp., 11.50% Sr. Sub.
Nts., 12/15/09                            550,000           475,750
--------------------------------------------------------------------
KMC Telecom Holdings, Inc.,
0%/12.50% Sr. Unsec. Disc. Nts.,
2/15/08 1,2,7                           1,700,000            25,500
--------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08 7       800,000           382,000
0%/12.875% Sr. Unsec. Disc. Nts.,
3/15/10 7                                 800,000           286,000
9.125% Sr. Unsec. Nts., 5/1/08          1,700,000         1,096,500
--------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10%
Sr. Unsec. Nts., Series B,
11/15/08 1,2,3                            600,000            10,500
--------------------------------------------------------------------
NorthPoint Communications Group, Inc.,
12.875% Nts., 2/15/10 2,3                 300,000            46,500

STATEMENT OF INVESTMENTS  Continued

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Diversified Telecommunication Services Continued
NTL Communications Corp.:
0%/9.75% Sr. Unsec. Nts., Series B,
4/15/09 2,3,7 [GBP]                     2,050,000      $    264,023
0%/11.50% Sr. Nts.,
11/15/09 2,3,7 [EUR]                      500,000            38,041
--------------------------------------------------------------------
NTL, Inc., 0%/10.75% Sr. Unsec. Unsub.
Nts., Series B, 4/1/08 1,2,3,7 [GBP]       50,000             7,446
--------------------------------------------------------------------
Qwest Corp., 8.875% Nts., 3/15/12 4     1,200,000         1,170,000
--------------------------------------------------------------------
Sprint Capital Corp., 8.375% Nts.,
3/15/12                                 1,450,000         1,445,495
--------------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts., 4/15/09 2,7    1,000,000           145,000
0%/9.875% Sr. Disc. Nts.,
4/15/09 1,2,7 [GBP]                       500,000           124,767
11.25% Sr. Nts., 11/1/08 2                800,000           148,000
--------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07 1,2,3                             400,000                40
--------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts.,
4/15/08 1,2,3                             600,000                --
--------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 1,2,3          1,000,000               100
--------------------------------------------------------------------
XO Communications, Inc.:
0%/12.25% Sr. Unsec. Disc. Nts.,
6/1/09 1,2,3,7                            500,000             3,125
9% Sr. Unsec. Nts., 3/15/08 1,2,3         800,000             5,000
9.625% Sr. Nts., 10/1/07 1,2,3            500,000             3,125
10.75% Sr. Unsec. Nts., 11/15/08 1,2,3    200,000             1,250
                                                      --------------
                                                          6,759,925

--------------------------------------------------------------------
Wireless Telecommunication Services--4.3%
Alamosa Delaware, Inc., 12.50% Sr.
Unsec. Nts., 2/1/11                       400,000           122,000
--------------------------------------------------------------------
American Cellular Corp., 9.50% Sr. Sub.
Nts., 10/15/09 2                        1,500,000           292,500
--------------------------------------------------------------------
AT&T Corp.:
7.80% Sr. Nts., 11/15/11 5              1,000,000         1,095,129
8.50% Sr. Nts., 11/15/31 5                500,000           553,010
--------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.875% Sr.
Unsec. Nts., 3/1/11                     1,300,000         1,308,832
--------------------------------------------------------------------
Crown Castle International Corp.:
10.625% Sr. Unsec. Disc. Nts., 11/15/07   940,000           850,700
10.75% Sr. Nts., 8/1/11                   200,000           176,000
--------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr.
Deferred Coupon Nts., 4/15/08 1,2,3,7   1,000,000            55,000
--------------------------------------------------------------------
Dobson Communications Corp.,
10.875% Sr. Unsec. Nts., 7/1/10           500,000           425,000
--------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts.,
7/15/10 7                                 350,000            15,750
--------------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts.,
4/15/10 2,7                               400,000            38,000
12.50% Sr. Nts., 4/15/10 1,2              400,000            58,000

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Wireless Telecommunication Services Continued
Microcell Telecommunications, Inc.,
0%/12% Sr. Unsec. Disc. Nts.,
6/1/09 2,7                            $   600,000        $   21,000
--------------------------------------------------------------------
Nextel Communications, Inc.:
9.375% Sr. Unsec. Nts., 11/15/09        3,950,000         3,594,500
10.65% Sr. Disc. Nts., 9/15/07            500,000           480,000
12% Sr. Unsec. Nts., 11/1/08              250,000           247,500
--------------------------------------------------------------------
Nextel Partners, Inc.:
0%/14% Sr. Disc. Nts., 2/1/09 7           300,000           226,500
11% Sr. Unsec. Nts., 3/15/10              100,000            85,500
12.50% Sr. Nts., 11/15/09                 900,000           814,500
--------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts.,
9/15/09 4                               1,500,000         1,597,500
--------------------------------------------------------------------
Orbcomm Global LP (Escrow),
8/15/04 2,3                               600,000                --
--------------------------------------------------------------------
Rural Cellular Corp.:
9.625% Sr. Sub. Nts., Series B, 5/15/08   650,000           393,250
9.75% Sr. Sub. Nts., 1/15/10              400,000           242,000
--------------------------------------------------------------------
SBA Communications Corp., 0%/12%
Sr. Unsec. Disc. Nts., 3/1/08 7           900,000           481,500
--------------------------------------------------------------------
TeleCorp PCS, Inc.:
0%/11.625% Sr. Unsec. Sub. Disc. Nts.,
4/15/09 7                                 490,000           464,275
10.625% Sr. Unsec. Sub. Nts., 7/15/10     358,000           386,640
--------------------------------------------------------------------
Tritel PCS, Inc.:
0%/12.75% Sr. Unsec. Sub. Disc. Nts.,
5/15/09 7                                 224,000           209,440
10.375% Sr. Sub. Nts., 1/15/11            345,000           370,875
--------------------------------------------------------------------
Triton PCS, Inc.:
8.75% Sr. Unsec. Sub. Nts., 11/15/11      800,000           652,000
9.375% Sr. Unsec. Sub. Nts., 2/1/11       600,000           501,000
--------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr. Unsec.
Sub. Disc. Nts., Series B, 11/1/09 7      800,000            52,000
                                                      --------------
                                                         15,809,901

--------------------------------------------------------------------
Utilities--4.5%
--------------------------------------------------------------------
Electric Utilities--1.9%
AES Drax Holdings Ltd., 10.41% Sr. Sec.
Sub. Nts., Series B, 12/31/20             300,000           163,500
--------------------------------------------------------------------
Caithness Coso Funding Corp., 9.05%
Sr. Sec. Nts., Series B, 12/15/09         464,074           457,113
--------------------------------------------------------------------
Calpine Corp., 8.50% Sr. Unsec. Nts.,
2/15/11                                 1,900,000           836,000
--------------------------------------------------------------------
CMS Energy Corp., 9.875% Sr. Unsec.
Nts., 10/15/07                          1,000,000           951,053
--------------------------------------------------------------------
CMS Panhandle Holding Co.:
6.125% Sr. Nts., 3/15/04                1,325,000         1,316,138
7% Sr. Nts., 7/15/29                      985,000           875,744
--------------------------------------------------------------------
Edison Mission Energy, 10% Sr. Unsec.
Nts., 8/15/08                             400,000           194,000
--------------------------------------------------------------------
ESI Tractebel Acquisition Corp., 7.99%
Sec. Bonds, Series B, 12/30/11            982,000           886,009

                                        Principal      Market Value
                                           Amount        See Note 1
--------------------------------------------------------------------
Electric Utilities Continued
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31             $  1,000,000        $  972,785
--------------------------------------------------------------------
Mirant Americas Generation LLC,
8.30% Sr. Unsec. Nts., 5/1/11             300,000           144,000
--------------------------------------------------------------------
Panhandle Eastern Pipe Line Co.,
8.25% Sr. Nts., Series B, 4/1/10          200,000           200,713
                                                      --------------
                                                          6,997,055

--------------------------------------------------------------------
Gas Utilities--2.2%
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp.:
8.875% Sr. Nts., 5/20/11 4                400,000           418,000
8.875% Sr. Unsec. Nts., 5/20/11         1,000,000         1,045,000
--------------------------------------------------------------------
El Paso Energy Corp., 7.625% Nts.,
7/15/11                                   500,000           335,553
--------------------------------------------------------------------
El Paso Energy Partners LP:
8.50% Sr. Sub. Nts., 6/1/11 4             300,000          279,750
8.50% Sr. Unsec. Sub. Nts.,
Series B, 6/1/11 1                        400,000           373,000
10.625% Sr. Sub. Nts., 12/1/12 4        1,100,000         1,130,250
--------------------------------------------------------------------
Leviathan Gas Pipeline Partners
LP/Leviathan Finance Corp., 10.375% Sr.
Unsec. Sub. Nts., Series B, 6/1/09 1      500,000           510,000
--------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                       600,000           505,601
8% Sr. Unsub. Nts., 3/1/32                900,000           794,451
--------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                             750,000           627,769
--------------------------------------------------------------------
Williams Cos., Inc. (The), 7.125% Nts.,
9/1/11                                  2,750,000         1,815,000
                                                     --------------
                                                          7,834,374

--------------------------------------------------------------------
Multi-Utilities--0.3%
Consumers Energy Co.:
6.25% Nts., 9/15/06                       300,000           295,306
6.375% Sr. Sec. Nts., 2/1/08              450,000           436,672
7.375% Nts., 9/15/23                      350,000           339,835
                                                      --------------
                                                          1,071,813

--------------------------------------------------------------------
Water Utilities--0.1%
National Waterworks, Inc., 10.50% Sr.
Sub. Nts., 12/1/12 4                      300,000           314,625
                                                      --------------

Total Corporate Bonds and Notes
(Cost $325,226,240)                                     291,336,117

                                                       Market Value
                                           Shares        See Note 1
--------------------------------------------------------------------
Preferred Stocks--0.5%
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 1,8                 13,764         $     138
--------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr.
Redeemable, Non-Vtg. 1,8                      498                50
--------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum.
Exchangeable, Series B, Non-Vtg.            8,000           162,000
--------------------------------------------------------------------
Global Crossing Holdings Ltd., 10.50%
Sr. Exchangeable, Non-Vtg. 1,3,8            7,893                --
--------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable,
Non-Vtg. 1,8                                  342                 5
--------------------------------------------------------------------
McLeodUSA, Inc., 2.50% Cv., Series A 3      3,258            13,390
--------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr.
Redeemable Exchangeable, Non-Vtg. 1,8       7,274                --
--------------------------------------------------------------------
Nextel Communications, Inc., 13% Cum.,
Series D, Non-Vtg. 8                            2               184
--------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 7.50%
Cum. Cv., Series A 1,3,8                   18,905            37,810
--------------------------------------------------------------------
Paxson Communications Corp., 13.25%
Cum. Jr. Exchangeable, Non-Vtg. 8              70           365,750
--------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum.,
Series B, Non-Vtg. 8                        1,114           281,285
--------------------------------------------------------------------
Sovereign Real Estate Investment Trust,
12% Non-Cum., Series A 1                   10,000         1,112,500
--------------------------------------------------------------------
XO Communications, Inc., 13.50% Sr.,
Series E, Non-Vtg. 3,8                          1                --
                                                      --------------
Total Preferred Stocks (Cost $5,577,695)                  1,973,112

--------------------------------------------------------------------
Common Stocks--0.3%
Celcaribe SA 1                            121,950             1,219
--------------------------------------------------------------------
Chesapeake Energy Corp.                   100,000           774,000
--------------------------------------------------------------------
Covad Communications Group, Inc. 3         20,660            19,420
--------------------------------------------------------------------
Geotek Communications, Inc. 1,3               226                --
--------------------------------------------------------------------
Globix Corp. 3                             11,467            22,934
--------------------------------------------------------------------
Gulfstream Holding, Inc. 1,3                   56                --
--------------------------------------------------------------------
Horizon Natural Resources Co. 1,3          20,000               200
--------------------------------------------------------------------
ICO Global Communication Holdings Ltd. 3   42,107            53,476
--------------------------------------------------------------------
Manitowoc Co., Inc. (The)                   1,039            26,495
--------------------------------------------------------------------
Orbital Sciences Corp. 3                    1,370             5,781
--------------------------------------------------------------------
Pioneer Cos., Inc. 1,3                     20,688            36,204
--------------------------------------------------------------------
Prandium, Inc. 3                           62,829            18,849

STATEMENT OF INVESTMENTS  Continued

                                                       Market Value
                                           Shares        See Note 1
--------------------------------------------------------------------
Common Stocks Continued
Southern Pacific Funding Corp.,
Liquidating Trust 1,3                     251,604         $      --
--------------------------------------------------------------------
Sterling Chemicals, Inc. 3                    359            12,565
--------------------------------------------------------------------
TVMAX Holdings, Inc. 1,3                    7,500                75
--------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 1,3           2,349             1,198
--------------------------------------------------------------------
WRC Media Corp. 1,3                         1,353                14
                                                      --------------
Total Common Stocks (Cost $3,933,939)                       972,430

                                            Units
--------------------------------------------------------------------
Rights, Warrants and Certificates--0.1%
ASAT Finance LLC Wts., Exp. 11/1/06 1,3       500               625
--------------------------------------------------------------------
Charles River Laboratories International,
Inc. Wts., Exp. 10/1/09 1,3                 1,100           203,500
--------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 1/23/03 1,3                            8,351                --
Exp. 1/23/03 1,3                            4,767                --
Exp. 9/1/04 3                               2,671                --
--------------------------------------------------------------------
Citigroup, Inc. Wts., Exp. 12/31/50 3      15,626            16,407
--------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 1,3         600                 6
--------------------------------------------------------------------
Concentric Network Corp. Wts., Exp.
12/15/07 1,3                                  750                 7
--------------------------------------------------------------------
Covergent Communications, Inc. Wts.,
Exp. 4/1/08 1,3                             2,000                20
--------------------------------------------------------------------
Decrane Aircraft Holdings, Inc. Wts.,
Exp. 9/30/08 1,3                            1,750                --
--------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08 1,3    1,500                15
--------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp.
11/1/05 1,3                                   475                 5
--------------------------------------------------------------------
Equinix, Inc. Wts., Exp. 12/1/07 1,3        1,000                10
--------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp. 10/1/10 1,3    1,300                65
--------------------------------------------------------------------
ICG Communications, Inc. Wts.,
Exp. 9/15/05 1,3,9                          5,940                59
--------------------------------------------------------------------
ICO Global Communication Holdings
Ltd. Wts.: Exp. 5/16/06 1,3                10,561                11
Exp. 5/16/06 1,3                               16                --
--------------------------------------------------------------------
Imperial Credit Industries, Inc. Wts.,
Exp. 1/31/08 1,3                            5,148                --
--------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,3          765                 8
--------------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,3             750               281
--------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts.,
Exp. 4/15/08 1,3                            2,455                25
--------------------------------------------------------------------
Leap Wireless International, Inc. Wts.,
Exp. 4/15/10 1,3                              550                 5
--------------------------------------------------------------------
Long Distance International, Inc. Wts.,
Exp. 4/13/08 1,3                              800                --
--------------------------------------------------------------------
Loral Space & Communications Ltd. Wts.,
Exp. 1/15/07 1,3                              800                 8

                                                       Market Value
                                            Units        See Note 1
--------------------------------------------------------------------
Rights, Warrants and Certificates Continued
McLeodUSA, Inc. Wts., Exp. 4/16/07 1,3      7,220       $        72
--------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts.,
Exp. 6/1/06 3,4                             3,200               778
--------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 1,3                            1,500                15
--------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,3         1,000             1,625
--------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 3                             20,000            15,400
--------------------------------------------------------------------
PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts.,
Exp. 3/31/03 (cv. into Metromedia
International Group, Inc.) 1,3                170                 2
--------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/1/03 1,3                           28,000                --
Exp. 6/30/05 1,3                            1,600                --
--------------------------------------------------------------------
Transocean, Inc. Wts., Exp. 5/1/09 3,4      1,000            67,500
--------------------------------------------------------------------
Real Time Data Co. Wts.,
Exp. 5/31/04 1,3                          121,440                --
--------------------------------------------------------------------
Republic Technologies International
LLC Wts., Exp. 7/15/09 1,3                    500                 5
--------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/31/07 3                               583                --
--------------------------------------------------------------------
Telergy, Inc. Wts., Exp. 9/25/10 1,3        2,019                20
--------------------------------------------------------------------
Telus Corp. Wts., Exp. 9/15/05 1,3          1,079               540
                                                      --------------
Total Rights, Warrants and Certificates
(Cost $237,019)                                             307,014

                                        Principal
                                           Amount
--------------------------------------------------------------------
Structured Notes--3.8%
JPMorgan Chase Bank, High Yield
Index Credit-Linked Trust Nts.,
9.70%, 11/15/07  (Cost $13,367,651)   $14,200,000        13,987,000
--------------------------------------------------------------------
Joint Repurchase Agreements--10.4% 11
Undivided interest of 5.44% in joint repurchase agreement
(Market Value $694,610,000) with Banc One Capital Markets,
Inc., 1.07%, dated 12/31/02, to be repurchased at
$37,771,245 on 1/2/03, collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a value of $311,989,144
and U.S. Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
with a value of $397,082,690
(Cost $37,769,000)                     37,769,000        37,769,000

--------------------------------------------------------------------
Total Investments, at Value
(Cost $397,094,426)                          98.2%      356,918,163
--------------------------------------------------------------------
Other Assets Net of Liabilities               1.8         6,456,550
                                        ----------------------------
Net Assets                                  100.0%     $363,374,713
                                        ============================

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
CAD      Canadian Dollar
EUR      Euro
GBP      British Pound Sterling

1. Identifies issues considered to be illiquid or restricted--See Note 7 of
Notes to Financial Statements.
2. Issuer is in default.
3. Non-income producing security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $42,633,011 or 11.73% of the Fund's net assets as of December 31, 2002.
5. Represents the current interest rate for a variable or increasing rate security.
6. Securities with an aggregate market value of $1,231,423 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Interest or dividend is paid-in-kind.
9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
10. Zero coupon bond reflects effective yield on the date of purchase.
11. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

---------------------------------------------------------------------------------------
Assets

Investments, at value (including $37,769,000 in repurchase agreements)
(cost $397,094,426)--see accompanying statement
$356,918,163
---------------------------------------------------------------------------------------
Cash
177,740
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns
7,156,350
Shares of beneficial interest sold
360,153
Daily variation on futures contracts
26,156
Other
5,849

-------------
Total assets
364,644,411

---------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed
789,251
Investments purchased
421,422
Shareholder reports
18,002
Distribution and service plan
fees                                               8,737
Trustees'
compensation                                                             547
Transfer and shareholder servicing agent
fees                                      449
Other
31,290

-------------
Total liabilities
1,269,698

---------------------------------------------------------------------------------------
Net Assets
$363,374,713

=============

---------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                                $
48,418
---------------------------------------------------------------------------------------
Additional paid-in capital
484,117,192
---------------------------------------------------------------------------------------
Undistributed net investment income
25,973,552
---------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions
(106,479,450)
---------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies
(40,284,999)

-------------
Net Assets
$363,374,713

=============

---------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $345,669,870 and 46,055,028 shares of beneficial interest
outstanding)                                                            $7.51
---------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $17,704,843 and 2,363,163 shares of beneficial interest
outstanding)                                                            $7.49

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

---------------------------------------------------------------------------------------------------------
Investment Income

Interest
$30,380,433
---------------------------------------------------------------------------------------------------------
Dividends
593,549

------------
Total investment
income
30,973,982

---------------------------------------------------------------------------------------------------------
Expenses
Management
fees
2,518,441
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service
shares                                                 13,856
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service
shares
10,500
Service
shares
476
---------------------------------------------------------------------------------------------------------
Shareholder
reports
24,829
---------------------------------------------------------------------------------------------------------
Trustees'
compensation
12,240
---------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
8,490
---------------------------------------------------------------------------------------------------------
Other
                                                   56,735

------------
Total
expenses
   2,645,567
Less reduction to custodian
expenses                                                              (2,557)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service
shares              (433)

                                                              ------------
Net
expenses
2,642,577

---------------------------------------------------------------------------------------------------------
Net Investment
Income
28,331,405

---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments
(54,459,346)
Closing of futures
contracts
250,722
Foreign currency
transactions
(674,257)

------------
Net realized loss

(54,882,881)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments
                                                                    16,834,269
Translation of assets and liabilities denominated in foreign
currencies                        1,818,912

                     ------------
Net
change
18,653,181

------------
Net realized and unrealized
loss                                                             (36,229,700)

---------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations
                                       $(7,898,295)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002             2001
----------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                       $
28,331,405     $ 34,546,979
----------------------------------------------------------------------------------------------------------
Net realized loss
(54,882,881)     (28,960,743)
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
18,653,181        1,095,345

------------------------------
Net increase (decrease) in net assets resulting from operations
(7,898,295)       6,681,581

----------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares
(35,408,403)     (34,924,849)
Service shares
             (306)              --

----------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares
44,572,082       39,498,599
Service shares
17,318,687            3,076

----------------------------------------------------------------------------------------------------------
Net Assets
Total increase
18,583,765       11,258,407
----------------------------------------------------------------------------------------------------------
Beginning of period
344,790,948      333,532,541

------------------------------
End of period [including undistributed net investment income of
$25,973,552 and $33,752,821, respectively]
$363,374,713     $344,790,948

==============================
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Non-Service shares  Year Ended December 31,    2002      2001      2000
1999      1998
---------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period          $8.54     $9.27    $10.72
$11.02    $11.52
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .58       .84      1.00
1.01       .95
Net realized and unrealized loss               (.76)     (.62)    (1.36)
(.55)     (.90)

------------------------------------------------
Total from investment operations               (.18)      .22      (.36)
..46       .05
---------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.85)     (.95)    (1.09)
(.76)     (.25)
Distributions from net realized gain             --        --        --
--      (.30)

------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.85)     (.95)    (1.09)
(.76)     (.55)
---------------------------------------------------------------------------------------------
Net asset value, end of period                $7.51     $8.54     $9.27
$10.72    $11.02

================================================

---------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            (2.40)%    1.97%    (3.74)%
4.29%     0.31%

---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $345,670  $344,788  $333,533
$340,829  $328,563
---------------------------------------------------------------------------------------------
Average net assets (in thousands)          $335,894  $347,723  $329,260
$340,519  $322,748
---------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          8.29%     9.94%    10.47%
9.61%     8.65%
Expenses                                       0.77%     0.79%     0.79%
0.75%     0.78% 3
---------------------------------------------------------------------------------------------
Portfolio turnover rate                          75%       46%       31%
33%      161%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

Service shares  Year Ended December 31,                     2002     2001 1
---------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $8.54    $8.40
---------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .88      .20
Net realized and unrealized loss                           (1.08)    (.06)
                                                          -----------------
Total from investment operations                            (.20)     .14
---------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.85)      --
Distributions from net realized gain                          --       --
                                                          -----------------
Total dividends and/or distributions to shareholders        (.85)      --
---------------------------------------------------------------------------
Net asset value, end of period                             $7.49    $8.54
                                                          =================
---------------------------------------------------------------------------
Total Return, at Net Asset Value 2                         (2.67)%   1.67%

---------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $17,705       $3
---------------------------------------------------------------------------
Average net assets (in thousands)                        $ 5,602       $2
---------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       8.91%   12.51%
Expenses                                                    1.02%    0.96%
Expenses, net of reduction to custodian expenses and/or
voluntary waiver of transfer agent fees                     1.02% 4  0.96%
---------------------------------------------------------------------------
Portfolio turnover rate                                       75%      46%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Less than 0.01%.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investment in high-yield fixed-income securities. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest and redemption depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December
31, 2002, the market value of these securities comprised 3.8% of the Fund's net assets and resulted in unrealized gains in the current period of $619,349.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $5,996,518, representing 1.65% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------
                              2006    $ 3,401,577
                              2007      4,933,260
                              2008     11,572,833
                              2009     22,696,701
                              2010     56,061,391
                                      -----------
                              Total   $98,665,762
                                      ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
  As of December 31, 2002, the Fund had approximately $3,940,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss)
for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $701,965. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the
Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         Year Ended        Year Ended
                                  December 31, 2002 December 31, 2001
              -------------------------------------------------------
              Distributions paid from:
              Ordinary income           $35,408,709       $34,924,849
              Long-term capital gain             --                --
              Return of capital                  --                --
                                        -----------------------------
              Total                     $35,408,709       $34,924,849
                                        =============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income   $  25,973,552
                 Accumulated net realized loss          (106,479,450)
                 Net unrealized depreciation             (40,284,999)
                                                       -------------
                 Total                                 $(120,790,897)
                                                       =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            Year Ended December 31, 2002
Year Ended December 31, 2001 1
                                               Shares
Amount          Shares            Amount
-------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                       22,935,486      $ 176,263,288
16,771,940      $148,496,080
Dividends and/or distributions reinvested   4,568,826         35,408,403
3,924,140        34,924,849
Redeemed                                  (21,816,082)      (167,099,609)
(16,326,208)     (143,922,330)

-------------------------------------------------------------------
Net increase                                5,688,230      $  44,572,082
4,369,872      $ 39,498,599

===================================================================

-------------------------------------------------------------------------------------------------------------
Service shares
Sold                                        2,741,181      $
20,012,961             362      $      3,083
Dividends and/or distributions reinvested          39
306              --                --
Redeemed                                     (378,418)
(2,694,580)             (1)               (7)

-------------------------------------------------------------------
Net increase                                2,362,802      $
17,318,687             361      $      3,076

===================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for
Service shares.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$260,090,620 and $214,009,003, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $401,078,301 was composed of:

          Gross unrealized appreciation      $ 14,449,054
          Gross unrealized depreciation       (58,609,192)
                                             ------------
          Net unrealized depreciation        $(44,160,138)
                                             ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million,
0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $22.50 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $13,856.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

                        Expiration   Number of     Valuation as of    Unrealized
Contract Description         Dates   Contracts   December 31, 2002  Depreciation
--------------------------------------------------------------------------------
Contracts to Purchase
Standard & Poor's 500      3/20/03          15          $3,295,875       $68,438
                                                                        --------
Contracts to Sell
U.S. Treasury Nts., 10 yr. 3/20/03          30           3,451,406        41,719
                                                                        --------
                                                                        $110,157
                                                                        ========

--------------------------------------------------------------------------------
7. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $22,635,840, which represents 6.23% of the Fund's net assets, of which zero is considered restricted. Information concerning restricted securities is as follows:

                         Acquisition              Valuation as of     Unrealized
Security                       Dates    Cost    December 31, 2002   Depreciation
--------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc    4/6/00  $   --                  $--         $   --
Real Time Data Co. Wts.      6/30/99   1,214                   --          1,214

--------------------------------------------------------------------------------

Contracts to Purchase
Norwegian Krone [NOK]                                 1/2/03
1,016NOK       $     146,679   $     2,649      $       --

Contracts to Sell
British Pound Sterling [GBP]                          1/2/03
18GBP              28,733            --             132
Japanese Yen [JPY]                             5/1/03-5/2/03
10,445,772JPY          88,424,892            --       3,424,892
Swiss Franc [CHF]                                     1/3/03
75CHF              53,885            --             479

-----------------------------
Total Unrealized Appreciation and
Depreciation                                                         $
2,649      $3,425,503

=============================

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Main Street Growth &
Income Fund/VA:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Growth & Income Fund/VA, which is a series of
Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Growth & Income Fund/VA as of December 31, 2002, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2003

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2002

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks--97.0%
--------------------------------------------------------------------------------
Consumer Discretionary--13.8%
--------------------------------------------------------------------------------
Auto Components--1.0%
Aftermarket Technology Corp. 1                          14,800      $   214,600
--------------------------------------------------------------------------------
American Axle & Manufacturing Holdings, Inc.        18,100          423,902
--------------------------------------------------------------------------------
ArvinMeritor, Inc.                                      13,700          228,379
--------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                            20,900        1,053,778
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                            13,000          199,420
--------------------------------------------------------------------------------
Dana Corp.                                              93,900        1,104,264
--------------------------------------------------------------------------------
Delphi Corp.                                           298,200        2,400,510
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                         114,500          779,745
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                  21,500        1,723,655
--------------------------------------------------------------------------------
Lear Corp. 1                                            44,700        1,487,616
--------------------------------------------------------------------------------
Superior Industries International, Inc.                  1,100           45,496
--------------------------------------------------------------------------------
Tower Automotive, Inc. 1                                 5,800           26,100
                                                                    ------------
                                                                      9,687,465

--------------------------------------------------------------------------------
Automobiles--1.3%
Ford Motor Co.                                         586,615        5,455,520
--------------------------------------------------------------------------------
General Motors Corp.                                   163,500        6,026,610
--------------------------------------------------------------------------------
Winnebago Industries, Inc.                               7,800          305,994
                                                                    ------------
                                                                     11,788,124

--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.6%
AFC Enterprises, Inc. 1                                    600           12,606
--------------------------------------------------------------------------------
Alliance Gaming Corp. 1                                  1,100           18,733
--------------------------------------------------------------------------------
Boyd Gaming Corp. 1                                      5,400           75,870
--------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                               17,600          540,320
--------------------------------------------------------------------------------
Choice Hotels International, Inc. 1                      2,800           63,560
--------------------------------------------------------------------------------
GTech Holdings Corp. 1                                  53,900        1,501,654
--------------------------------------------------------------------------------
Mandalay Resort Group 1                                 25,600          783,616
--------------------------------------------------------------------------------
McDonald's Corp.                                        81,800        1,315,344
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                       12,400          450,120
--------------------------------------------------------------------------------
Papa John's International, Inc. 1                        1,100           30,668
--------------------------------------------------------------------------------
Rare Hospitality International, Inc. 1                     400           11,048
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                      39,600          684,684
--------------------------------------------------------------------------------
Ryan's Family Steak Houses, Inc. 1                      12,450          141,308
                                                                    ------------
                                                                      5,629,531

--------------------------------------------------------------------------------
Household Durables--1.8%
American Greetings Corp., Cl. A 1                       49,300          778,940
--------------------------------------------------------------------------------
Beazer Homes USA, Inc. 1                                 6,700          406,020
--------------------------------------------------------------------------------
Black & Decker Corp.                                34,200        1,466,838
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                       17,800          308,830
--------------------------------------------------------------------------------
Fortune Brands, Inc.                                    52,700        2,451,077
--------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A 1                    15,700          497,690
--------------------------------------------------------------------------------
Lennar Corp.                                            45,800        2,363,280

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Household Durables Continued
M.D.C. Holdings, Inc.                                    1,300      $    49,738
--------------------------------------------------------------------------------
Maytag Corp.                                            69,800        1,989,300
--------------------------------------------------------------------------------
Meritage Corp. 1                                         5,300          178,345
--------------------------------------------------------------------------------
NVR, Inc. 1                                              8,000        2,604,000
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                       40,244        1,926,480
--------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                56,900        1,897,615
--------------------------------------------------------------------------------
Standard Pacific Corp.                                  11,100          274,725
                                                                    ------------
                                                                     17,192,878

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.5%
Amazon.com, Inc. 1                                      98,100        1,853,109
--------------------------------------------------------------------------------
USA Interactive 1                                      118,700        2,720,604
                                                                    ------------
                                                                      4,573,713

--------------------------------------------------------------------------------
Leisure Equipment & Products--0.8%
Action Performance Cos., Inc.                           29,900          568,100
--------------------------------------------------------------------------------
Brunswick Corp.                                         68,000        1,350,480
--------------------------------------------------------------------------------
Eastman Kodak Co.                                      136,300        4,775,952
--------------------------------------------------------------------------------
Hasbro, Inc.                                            58,300          673,365
--------------------------------------------------------------------------------
Nautilus Group, Inc. (The) 1                            16,700          223,112
                                                                    ------------
                                                                      7,591,009

--------------------------------------------------------------------------------
Media--1.2%
AOL Time Warner, Inc. 1                                201,800        2,643,580
--------------------------------------------------------------------------------
Cablevision Systems
New York Group, Cl. A 1                                 56,000          937,440
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 118,415        2,791,041
--------------------------------------------------------------------------------
Cox Communications, Inc., Cl. A 1                       47,100        1,337,640
--------------------------------------------------------------------------------
Gannett Co., Inc.                                        4,000          287,200
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                   73,330        2,988,931
                                                                    ------------
                                                                     10,985,832

--------------------------------------------------------------------------------
Multiline Retail--2.9%
Big Lots, Inc. 1                                        47,600          629,748
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc. 1                             26,300          481,290
--------------------------------------------------------------------------------
Costco Wholesale Corp. 1                                   400           11,224
--------------------------------------------------------------------------------
Federated Department Stores, Inc. 1                     93,100        2,677,556
--------------------------------------------------------------------------------
May Department Stores Co.                              108,100        2,484,138
--------------------------------------------------------------------------------
Penney (J.C.) Co., Inc. (Holding Co.)                  124,600        2,867,046
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                 66,300        1,587,885
--------------------------------------------------------------------------------
Shopko Stores, Inc. 1                                    6,000           74,700
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  334,100       16,875,391
                                                                    ------------
                                                                     27,688,978

--------------------------------------------------------------------------------
Specialty Retail--3.3%
American Eagle Outfitters, Inc. 1                        5,100           70,278
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                60,850        1,242,557
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                        31,900        2,253,735

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Specialty Retail Continued
Bed Bath & Beyond, Inc.                             1,700       $    58,701
--------------------------------------------------------------------------------
Christopher & Banks Corp. 1                        34,800           722,100
--------------------------------------------------------------------------------
Deb Shops, Inc.                                           700            15,547
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp. 1                   8,800           139,128
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       281,500         4,368,880
--------------------------------------------------------------------------------
Group 1 Automotive, Inc. 1                                700            16,716
--------------------------------------------------------------------------------
Hollywood Entertainment Corp. 1                         6,600            99,660
--------------------------------------------------------------------------------
Home Depot, Inc.                                      391,300         9,375,548
--------------------------------------------------------------------------------
Hot Topic, Inc. 1                                      16,400           375,232
--------------------------------------------------------------------------------
Limited Brands, Inc.                                  346,200         4,822,566
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                      13,300           498,750
--------------------------------------------------------------------------------
Movie Gallery, Inc. 1                                   2,300            29,900
--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                  16,650           294,538
--------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                          9,600           111,360
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                   48,918           926,018
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                  14,700           734,265
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                  215,300         4,202,656
--------------------------------------------------------------------------------
Too, Inc. 1                                            12,557           295,341
--------------------------------------------------------------------------------
United Auto Group, Inc. 1                               3,400            42,398
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                                1,400            32,998
                                                                    ------------
                                                                     30,728,872

--------------------------------------------------------------------------------
Textiles & Apparel--0.4%
Fossil, Inc. 1                                            500            10,170
--------------------------------------------------------------------------------
Kellwood Co.                                            5,300           137,800
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                      88,200         3,922,254
--------------------------------------------------------------------------------
Quicksilver, Inc. 1                                       200             5,332
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                 3,100           110,391
--------------------------------------------------------------------------------
Tommy Hilfiger Corp. 1                                  5,900            41,005
                                                                    ------------
                                                                      4,226,952

--------------------------------------------------------------------------------
Consumer Staples--8.0%
--------------------------------------------------------------------------------
Beverages--1.4%
Anheuser-Busch Cos., Inc.                              29,200         1,413,280
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                   228,800        10,026,016
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          50,250         2,121,555
                                                                    ------------
                                                                     13,560,851

--------------------------------------------------------------------------------
Food & Drug Retailing--1.8%
Albertson's, Inc.                                     107,300         2,388,498
--------------------------------------------------------------------------------
CVS Corp.                                             145,200         3,625,644
--------------------------------------------------------------------------------
Kroger Co. (The) 1                                    307,700         4,753,965
--------------------------------------------------------------------------------
Safeway, Inc. 1                                       194,700         4,548,192
--------------------------------------------------------------------------------
Walgreen Co.                                           28,200           823,158
--------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                                31,000           473,680
                                                                    ------------
                                                                     16,613,137

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Food Products--1.9%
Campbell Soup Co.                                     193,400       $ 4,539,098
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                   179,000         4,476,790
--------------------------------------------------------------------------------
Dean Foods Co. 1                                       31,700         1,176,070
--------------------------------------------------------------------------------
Fresh Del Monte Produce, Inc.                           3,900            73,749
--------------------------------------------------------------------------------
Hershey Foods Corp.                                    30,500         2,056,920
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                               8,300           126,575
--------------------------------------------------------------------------------
Kellogg Co.                                            19,400           664,838
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                               28,700         1,117,291
--------------------------------------------------------------------------------
Sara Lee Corp.                                         38,038           856,235
--------------------------------------------------------------------------------
Wrigley, William Jr. Co.                               56,500         3,100,720
                                                                    ------------
                                                                     18,188,286

--------------------------------------------------------------------------------
Household Products--1.4%
Clorox Co. (The)                                       87,600         3,613,500
--------------------------------------------------------------------------------
Procter & Gamble Corp. (The)                      111,900         9,616,686
                                                                    ------------
                                                                     13,230,186

--------------------------------------------------------------------------------
Personal Products--0.3%
Avon Products, Inc.                                    36,800         1,982,416
--------------------------------------------------------------------------------
Gillette Co.                                           24,100           731,676
                                                                    ------------
                                                                      2,714,092

--------------------------------------------------------------------------------
Tobacco--1.2%
Philip Morris Cos., Inc.                              285,200        11,559,156
--------------------------------------------------------------------------------
Universal Corp.                                         1,400            51,744
                                                                    ------------
                                                                     11,610,900

--------------------------------------------------------------------------------
Energy--7.1%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.                         5,500           120,175
--------------------------------------------------------------------------------
Helmerich & Payne, Inc.                             7,600           212,116
                                                                    ------------
                                                                        332,291

--------------------------------------------------------------------------------
Oil & Gas--7.0%
Amerada Hess Corp.                                     31,900         1,756,095
--------------------------------------------------------------------------------
Baytex Energy Ltd. 1                                  109,600           588,308
--------------------------------------------------------------------------------
Brown (Tom), Inc. 1                                    93,200         2,339,320
--------------------------------------------------------------------------------
Canadian 88 Energy Corp. 1                            445,000           715,470
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                               113,100           875,394
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                   117,650         7,821,372
--------------------------------------------------------------------------------
Cimarex Energy Co. 1                                    4,039            72,298
--------------------------------------------------------------------------------
Compton Petroleum Corp. 1                             260,000           837,701
--------------------------------------------------------------------------------
ConocoPhillips                                         41,321         1,999,523
--------------------------------------------------------------------------------
Devon Energy Corp.                                     37,100         1,702,890
--------------------------------------------------------------------------------
Enbridge Energy Management LLC                         23,379           876,713
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     893,816        31,229,931
--------------------------------------------------------------------------------
Frontier Oil Corp.                                    142,200         2,448,684

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Oil & Gas Continued
Marathon Oil Corp.                                      79,000      $ 1,681,910
--------------------------------------------------------------------------------
Murphy Oil Corp.                                        60,000        2,571,000
--------------------------------------------------------------------------------
Noble Energy, Inc.                                      12,200          458,110
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                              97,200        2,765,340
--------------------------------------------------------------------------------
Paramount Resources Ltd. 1                             152,700        1,449,867
--------------------------------------------------------------------------------
Sunoco, Inc.                                            48,100        1,595,958
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                   69,900        2,515,391
                                                                    ------------
                                                                     66,301,275

--------------------------------------------------------------------------------
Financials--24.0%
--------------------------------------------------------------------------------
Banks--9.8%
AmSouth Bancorp                                         85,700        1,645,440
--------------------------------------------------------------------------------
Astoria Financial Corp.                                 46,200        1,254,330
--------------------------------------------------------------------------------
Bank of America Corp.                                  247,500       17,218,575
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                       188,000        4,504,480
--------------------------------------------------------------------------------
Bank One Corp.                                         208,900        7,635,295
--------------------------------------------------------------------------------
Comerica, Inc.                                          54,500        2,356,580
--------------------------------------------------------------------------------
Downey Financial Corp.                                     200            7,800
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                            329,400        8,004,420
--------------------------------------------------------------------------------
Golden West Financial Corp.                             75,000        5,385,750
--------------------------------------------------------------------------------
Independence Community Bank Corp.                       10,300          261,414
--------------------------------------------------------------------------------
KeyCorp                                                190,700        4,794,198
--------------------------------------------------------------------------------
National City Corp.                                    111,400        3,043,448
--------------------------------------------------------------------------------
North Fork Bancorporation, Inc.                         76,500        2,581,110
--------------------------------------------------------------------------------
PNC Financial Services Group                             4,000          167,600
--------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                            109,100        2,072,900
--------------------------------------------------------------------------------
Regions Financial Corp.                                  8,100          270,216
--------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                     2,200           39,666
--------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                                136,800        1,922,040
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                    65,400        3,722,568
--------------------------------------------------------------------------------
U.S. Bancorp                                           346,370        7,349,971
--------------------------------------------------------------------------------
Union Planters Corp.                                    40,800        1,148,112
--------------------------------------------------------------------------------
UnionBanCal Corp.                                       28,200        1,107,414
--------------------------------------------------------------------------------
Wachovia Corp.                                         338,000       12,316,720
--------------------------------------------------------------------------------
Wells Fargo Co.                                         73,200        3,430,884
                                                                    ------------
                                                                     92,240,931

--------------------------------------------------------------------------------
Diversified Financials--8.6%
American Express Co.                                   164,400        5,811,540
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                           32,000        1,900,800
--------------------------------------------------------------------------------
CIT Group, Inc.                                         18,100          354,760
--------------------------------------------------------------------------------
Citigroup, Inc.                                        778,788       27,405,550
--------------------------------------------------------------------------------
Doral Financial Corp.                                    3,750          107,250
--------------------------------------------------------------------------------
E*TRADE Group, Inc. 1                                  144,000          699,840
--------------------------------------------------------------------------------
Fannie Mae                                             151,500        9,745,995
--------------------------------------------------------------------------------
Freddie Mac                                            107,800        6,365,590

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Diversified Financials Continued
Goldman Sachs Group, Inc. (The)                         22,500      $ 1,532,250
--------------------------------------------------------------------------------
Household International, Inc.                          116,900        3,250,989
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            399,400        9,585,600
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                          24,000        1,278,960
--------------------------------------------------------------------------------
MBNA Corp.                                             206,700        3,931,434
--------------------------------------------------------------------------------
Morgan Stanley                                         196,400        7,840,288
--------------------------------------------------------------------------------
New Century Financial Corp.                             21,600          548,424
--------------------------------------------------------------------------------
Providian Financial Corp. 1                             25,000          162,250
--------------------------------------------------------------------------------
Stilwell Financial, Inc.                                75,300          984,171
                                                                    ------------
                                                                     81,505,691

--------------------------------------------------------------------------------
Insurance--5.5%
ACE Ltd.                                               102,900        3,019,086
--------------------------------------------------------------------------------
AFLAC, Inc.                                             68,200        2,054,184
--------------------------------------------------------------------------------
Allstate Corp.                                         106,800        3,950,532
--------------------------------------------------------------------------------
American International Group, Inc.                     207,140       11,983,049
--------------------------------------------------------------------------------
Berkley (W.R.) Corp.                                    10,400          411,944
--------------------------------------------------------------------------------
Chubb Corp.                                             83,900        4,379,580
--------------------------------------------------------------------------------
CNA Financial Corp. 1                                    3,300           84,480
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                       82,438        2,706,440
--------------------------------------------------------------------------------
Loews Corp.                                            109,600        4,872,816
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                          2,100           97,041
--------------------------------------------------------------------------------
MBIA, Inc.                                              46,550        2,041,683
--------------------------------------------------------------------------------
MetLife, Inc.                                          172,600        4,667,104
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A              22,800          653,220
--------------------------------------------------------------------------------
Partnerre Holdings Ltd.                                  6,800          352,376
--------------------------------------------------------------------------------
Progressive Corp.                                       85,300        4,233,439
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                             33,500        1,326,600
--------------------------------------------------------------------------------
Safeco Corp.                                            32,900        1,140,643
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                     58,550        1,993,627
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1              44,441          651,061
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                  11,800          911,550
                                                                    ------------
                                                                     51,530,455

--------------------------------------------------------------------------------
Real Estate--0.1%
Equity Office Properties Trust                          43,100        1,076,638
--------------------------------------------------------------------------------
FBR Asset Investment Corp.                               2,900           98,310
                                                                    ------------
                                                                      1,174,948

--------------------------------------------------------------------------------
Health Care--11.3%
--------------------------------------------------------------------------------
Biotechnology--0.5%
Affymetrix, Inc. 1                                      18,800          430,332
--------------------------------------------------------------------------------
Amgen, Inc. 1                                           30,000        1,450,200
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                 70,800        2,407,200
--------------------------------------------------------------------------------
Myriad Genetics, Inc. 1                                 22,000          321,200
                                                                    ------------
                                                                      4,608,932

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.0%
Advanced Medical Optics, Inc. 1                           188       $     2,250
--------------------------------------------------------------------------------
Baxter International, Inc.                            165,300         4,628,400
--------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1                     2,800           108,360
--------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                                22,700           567,954
--------------------------------------------------------------------------------
Guidant Corp. 1                                       120,600         3,720,510
--------------------------------------------------------------------------------
Medtronic, Inc.                                        13,100           597,360
                                                                    ------------
                                                                      9,624,834

--------------------------------------------------------------------------------
Health Care Providers & Services--1.5%
Aetna, Inc.                                            69,200         2,845,504
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                         19,500           433,680
--------------------------------------------------------------------------------
Cigna Corp.                                            51,500         2,117,680
--------------------------------------------------------------------------------
Covance, Inc. 1                                        13,100           322,129
--------------------------------------------------------------------------------
HCA, Inc.                                              77,900         3,232,850
--------------------------------------------------------------------------------
Healthsouth Corp. 1                                    93,000           390,600
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc. 1                             2,200            65,848
--------------------------------------------------------------------------------
Option Care, Inc. 1                                     3,325            26,467
--------------------------------------------------------------------------------
Oxford Health Plans, Inc. 1                            82,700         3,014,415
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                        24,500           981,470
--------------------------------------------------------------------------------
Per-Se Technologies, Inc. 1                             8,600            77,134
--------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                         12,700           152,527
                                                                    ------------
                                                                     13,660,304

--------------------------------------------------------------------------------
Pharmaceuticals--8.3%
Abbott Laboratories                                   127,000         5,080,000
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               50,300         1,164,445
--------------------------------------------------------------------------------
Eli Lilly & Co.                                    70,900         4,502,150
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                             6,700           658,074
--------------------------------------------------------------------------------
Johnson & Johnson                                 264,406        14,201,246
--------------------------------------------------------------------------------
Merck & Co., Inc.                                 279,300        15,811,173
--------------------------------------------------------------------------------
Pfizer, Inc.                                          869,300        26,574,501
--------------------------------------------------------------------------------
Pharmaceutical Resources, Inc. 1                        8,000           238,400
--------------------------------------------------------------------------------
Pharmacia Corp.                                       171,500         7,168,700
--------------------------------------------------------------------------------
Schering-Plough Corp.                                 106,900         2,373,180
--------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd. 1                  18,300           688,080
                                                                    ------------
                                                                     78,459,949

--------------------------------------------------------------------------------
Industrials--8.7%
--------------------------------------------------------------------------------
Aerospace & Defense--1.7%
Boeing Co.                                            209,600         6,914,704
--------------------------------------------------------------------------------
Goodrich Corp.                                        103,200         1,890,624
--------------------------------------------------------------------------------
Honeywell International, Inc.                         246,000         5,904,000
--------------------------------------------------------------------------------
InVision Technologies, Inc. 1                          24,700           651,092
--------------------------------------------------------------------------------
Precision Castparts Corp.                               5,300           128,525
--------------------------------------------------------------------------------
Raytheon Co.                                            5,100           156,825
                                                                    ------------
                                                                     15,645,770

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Air Freight & Couriers--0.9%
FedEx Corp.                                           126,800       $ 6,875,096
--------------------------------------------------------------------------------
United Parcel Service, Inc., Cl. B                     23,400         1,476,072
                                                                    ------------
                                                                      8,351,168

--------------------------------------------------------------------------------
Airlines--0.1%
AMR Corp. 1                                            75,900           500,940
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B                      33,300           241,425
                                                                     -----------
                                                                        742,365

--------------------------------------------------------------------------------
Building Products--0.4%
ElkCorp                                                 2,400            41,520
--------------------------------------------------------------------------------
Lennox International, Inc.                              1,700            21,335
--------------------------------------------------------------------------------
Masco Corp.                                           176,600         3,717,430
                                                                    ------------
                                                                      3,780,285

--------------------------------------------------------------------------------
Commercial Services & Supplies--1.4%
Arbitron, Inc. 1                                        2,400            80,400
--------------------------------------------------------------------------------
Convergys Corp. 1                                      48,200           730,230
--------------------------------------------------------------------------------
Deluxe Corp.                                           23,600           993,560
--------------------------------------------------------------------------------
First Data Corp.                                      147,800         5,233,598
--------------------------------------------------------------------------------
H&R Block, Inc.                                    96,400         3,875,280
--------------------------------------------------------------------------------
Harland (John H.) Co.                                   9,100           201,383
--------------------------------------------------------------------------------
Iron Mountain, Inc. 1                                   6,400           211,264
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                        7,300           171,915
--------------------------------------------------------------------------------
Pittston Brink's Group                                  2,500            46,200
--------------------------------------------------------------------------------
Regis Corp.                                             3,700            96,163
--------------------------------------------------------------------------------
Right Management Consultants, Inc. 1                    2,475            32,794
--------------------------------------------------------------------------------
Waste Management, Inc.                                 53,800         1,233,096
                                                                    ------------
                                                                     12,905,883

--------------------------------------------------------------------------------
Construction & Engineering--0.0%
EMCOR Group, Inc. 1                                     5,100           270,351
--------------------------------------------------------------------------------
Electrical Equipment--0.2%
Emerson Electric Co.                                   25,400         1,291,590
--------------------------------------------------------------------------------
Molex, Inc., Cl. A                                     20,750           412,717
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                                 500            10,355
                                                                    ------------
                                                                      1,714,662

--------------------------------------------------------------------------------
Industrial Conglomerates--2.9%
3M Co.                                                 36,500         4,500,450
--------------------------------------------------------------------------------
Carlisle Cos., Inc.                                     4,800           198,624
--------------------------------------------------------------------------------
General Electric Co.                                  952,700        23,198,245
                                                                    ------------
                                                                     27,897,319

--------------------------------------------------------------------------------
Machinery--0.4%
Cummins, Inc.                                          23,500           661,055
--------------------------------------------------------------------------------
Deere & Co.                                         1,700            77,945
--------------------------------------------------------------------------------
EnPro Industries, Inc. 1                                5,180            20,720
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                              67,300         2,897,938

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Machinery Continued
Navistar International Corp. 1                           7,300      $   177,463
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                        700           43,050
--------------------------------------------------------------------------------
Timken Co.                                               8,200          156,620
                                                                    ------------
                                                                      4,034,791

--------------------------------------------------------------------------------
Road & Rail--0.7%
Burlington Northern Santa Fe Corp.                      43,100        1,121,031
--------------------------------------------------------------------------------
CNF Transportation, Inc.                                 2,300           76,452
--------------------------------------------------------------------------------
CSX Corp.                                               59,000        1,670,290
--------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc. 1                   4,700          137,710
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                 126,300        2,524,737
--------------------------------------------------------------------------------
Roadway Corp.                                            9,400          346,014
--------------------------------------------------------------------------------
Union Pacific Corp.                                     11,900          712,453
                                                                    ------------
                                                                      6,588,687

--------------------------------------------------------------------------------
Information Technology--12.6%
--------------------------------------------------------------------------------
Communications Equipment--1.3%
Brocade Communications Systems, Inc.                   160,700          665,298
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                  338,300        4,431,730
--------------------------------------------------------------------------------
McData Corp., Cl. A 1                                    4,887           34,698
--------------------------------------------------------------------------------
Motorola, Inc.                                         743,900        6,434,735
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                61,400          728,204
--------------------------------------------------------------------------------
UTStarcom, Inc. 1                                       16,400          325,212
                                                                    ------------
                                                                     12,619,877

--------------------------------------------------------------------------------
Computers & Peripherals--3.8%
Dell Computer Corp. 1                                  350,900        9,383,066
--------------------------------------------------------------------------------
EMC Corp. 1                                            643,400        3,950,476
--------------------------------------------------------------------------------
International Business Machines Corp.                  199,200       15,438,000
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                    44,200        2,674,100
--------------------------------------------------------------------------------
Maxtor Corp. 1                                          15,700           79,442
--------------------------------------------------------------------------------
Presstek, Inc. 1                                         7,200           33,192
--------------------------------------------------------------------------------
SanDisk Corp. 1                                         31,900          647,570
--------------------------------------------------------------------------------
Seagate Technology
International, Inc. Escrow Shares 1,2                   31,000               --
--------------------------------------------------------------------------------
StorageNetworks, Inc. 1                                    400              464
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                             1,124,700        3,497,817
                                                                    ------------
                                                                     35,704,127

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.5%
Agilent Technologies, Inc. 1                            91,600        1,645,136
--------------------------------------------------------------------------------
Avnet, Inc. 1                                           55,100          596,733
--------------------------------------------------------------------------------
Benchmark Electronics, Inc. 1                           28,000          802,480
--------------------------------------------------------------------------------
Photon Dynamics, Inc. 1                                 16,200          369,360
--------------------------------------------------------------------------------
Solectron Corp. 1                                      278,700          989,385
                                                                    ------------
                                                                      4,403,094

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Internet Software & Services--0.1%
Check Point Software  Technologies Ltd. 1               66,600      $   863,802
--------------------------------------------------------------------------------
Websense, Inc. 1                                         4,500           96,124
                                                                    ------------
                                                                        959,926

--------------------------------------------------------------------------------
Office Electronics--0.3%
Ikon Office Solutions, Inc.                             14,900          106,535
--------------------------------------------------------------------------------
Xerox Corp. 1                                          301,800        2,429,490
                                                                    ------------
                                                                      2,536,025

--------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.3%
Atmel Corp. 1                                          236,000          526,280
--------------------------------------------------------------------------------
Cypress Semiconductor Corp. 1                           59,000          337,480
--------------------------------------------------------------------------------
ESS Technology, Inc. 1                                  37,200          233,988
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                    53,200          445,284
--------------------------------------------------------------------------------
Intel Corp.                                          1,020,200       15,884,514
--------------------------------------------------------------------------------
National Semiconductor Corp. 1                          89,200        1,338,892
--------------------------------------------------------------------------------
Rambus, Inc. 1                                          22,700          152,317
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1                                77,400          567,342
--------------------------------------------------------------------------------
Silicon Laboratories, Inc. 1                            34,600          660,168
--------------------------------------------------------------------------------
Skyworks Solutions, Inc. 1                              77,500          668,050
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                        94,200        1,225,542
                                                                    ------------
                                                                     22,039,857

--------------------------------------------------------------------------------
Software--4.3%
Amdocs Ltd. 1                                           55,300          543,046
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                          66,200          780,498
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                  69,600          857,472
--------------------------------------------------------------------------------
Documentum, Inc. 1                                       3,400           53,244
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                 62,100        3,090,717
--------------------------------------------------------------------------------
FactSet Research Systems, Inc.                          11,100          313,797
--------------------------------------------------------------------------------
Microsoft Corp. 1                                      508,300       26,279,110
--------------------------------------------------------------------------------
Oracle Corp. 1                                         674,300        7,282,440
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                   43,700        1,026,513
                                                                    ------------
                                                                     40,226,837

--------------------------------------------------------------------------------
Materials--3.6%
--------------------------------------------------------------------------------
Chemicals--1.2%
Air Products & Chemicals, Inc.                         900           38,475
--------------------------------------------------------------------------------
Cytec Industries, Inc. 1                                 2,400           65,472
--------------------------------------------------------------------------------
Dow Chemical Co.                                       123,100        3,656,070
--------------------------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.                    109,800        4,655,520
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                         900           20,826
--------------------------------------------------------------------------------
IMC Global, Inc.                                        36,800          392,656
--------------------------------------------------------------------------------
OM Group, Inc.                                          47,600          327,488
--------------------------------------------------------------------------------
Praxair, Inc.                                            3,300          190,641
--------------------------------------------------------------------------------
Rohm & Haas Co.                                     40,200        1,305,696
                                                                    ------------
                                                                     10,652,844

STATEMENT OF INVESTMENTS  Continued

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Containers & Packaging--0.3%
Ball Corp.                                             42,600    $   2,180,694
--------------------------------------------------------------------------------
Crown Cork & Seal Co., Inc. 1                      44,800          356,160
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                 18,000          262,440
                                                                 ---------------
                                                                     2,799,294

--------------------------------------------------------------------------------
Metals & Mining--1.1%
AK Steel Holding Corp. 1                                4,700           37,600
--------------------------------------------------------------------------------
Alcan, Inc.                                           159,300        4,702,536
--------------------------------------------------------------------------------
Alcoa, Inc.                                           204,300        4,653,954
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                  21,500          379,045
--------------------------------------------------------------------------------
Phelps Dodge Corp. 1                                    2,900           91,785
--------------------------------------------------------------------------------
Quanex Corp.                                            1,500           50,250
--------------------------------------------------------------------------------
United States Steel Corp.                              54,600          716,352
                                                                 ---------------
                                                                    10,631,522

--------------------------------------------------------------------------------
Paper & Forest Products--1.0%
Boise Cascade Corp.                                     7,500          189,150
--------------------------------------------------------------------------------
International Paper Co.                               127,700        4,465,669
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                       96,800        4,763,528
                                                                 ---------------
                                                                     9,418,347

--------------------------------------------------------------------------------
Telecommunication Services--5.0%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--4.7%
BellSouth Corp.                                       356,100        9,212,307
--------------------------------------------------------------------------------
Citizens Communications Co. 1                          12,600          132,930
--------------------------------------------------------------------------------
Qwest Communications  International, Inc. 1           226,400        1,132,000
--------------------------------------------------------------------------------
SBC Communications, Inc.                              597,000       16,184,670
--------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                              103,000        1,491,440
--------------------------------------------------------------------------------
Verizon Communications, Inc.                          412,856       15,998,170
                                                                 ---------------
                                                                    44,151,517

--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.3%
AT&T Corp.                                         91,600        2,391,676
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group) 1                            125,100          547,938
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                      1,700           79,934
                                                                 ---------------
                                                                     3,019,548

--------------------------------------------------------------------------------
Utilities--2.9%
--------------------------------------------------------------------------------
Electric Utilities--2.8%
CenterPoint Energy, Inc.                               62,600          532,100
--------------------------------------------------------------------------------
Consolidated Edison Co.
of New York, Inc.                                      17,900          766,478
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.                       80,100        2,228,382
--------------------------------------------------------------------------------
Entergy Corp.                                          86,400        3,938,976
--------------------------------------------------------------------------------
Exelon Corp.                                          155,224        8,191,171
--------------------------------------------------------------------------------
FirstEnergy Corp.                                     151,300        4,988,361
--------------------------------------------------------------------------------
FPL Group, Inc.                                        50,100        3,012,513

                                                                  Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Electric Utilities Continued
PG&E Corp. 1                                       52,500    $     729,750
--------------------------------------------------------------------------------
Progress Energy, Inc.                                  31,100        1,348,185
--------------------------------------------------------------------------------
Progress Energy, Inc., Contingent
Value Obligation 1,2                                   32,000            4,480
--------------------------------------------------------------------------------
Wisconsin Energy Corp.                                 21,300          536,760
                                                                 ---------------
                                                                    26,277,156

--------------------------------------------------------------------------------
Gas Utilities--0.1%
Kinder Morgan Management LLC                           24,310          767,953
--------------------------------------------------------------------------------
Nicor, Inc.                                             8,200          279,046
--------------------------------------------------------------------------------
Peoples Energy Corp.                                    4,400          170,060
                                                                 ---------------
                                                                     1,217,059
                                                                 ---------------
Total Common Stocks
(Cost $985,667,651)                                                914,038,727

--------------------------------------------------------------------------------
Preferred Stocks--0.0%
Wachovia Corp., Dividend Equalization
Preferred Shares 2 (Cost $0)                            6,000              750

                                                        Units
--------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Dime Bancorp, Inc. Wts., Exp. 1/2/10 1
(Cost $0)                                              31,900            3,860

                                                    Principal
                                                       Amount
--------------------------------------------------------------------------------
Joint Repurchase Agreements--3.2%
Undivided interest of 4.43% in joint repurchase
agreement (Market Value $694,610,000) with
Banc One Capital Markets, Inc., 1.07%, dated
12/31/02, to be repurchased at $30,754,828 on
1/2/03, collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a value
of $311,989,144 and U.S. Treasury Bonds,
1.75%--9.375%, 4/30/04--2/15/23, with a
value of $397,082,690
(Cost $30,753,000)                                $30,753,000       30,753,000

--------------------------------------------------------------------------------
Total Investments, at Value
(Cost $1,016,420,651)                                   100.2%     944,796,337
-------------------------------------------------------------------------------
Liabilities in Excess
of Other Assets                                          (0.2)      (2,127,439)
                                                  ------------------------------
Net Assets                                              100.0%   $ 942,668,898
                                                  ==============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial
Statements.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002
--------------------------------------------------------------------------------------------------------------------

Assets
Investments, at value (cost $1,016,420,651)--see accompanying
statement                             $   944,796,337
--------------------------------------------------------------------------------------------------------------------
Cash
5,129
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and
dividends
1,420,363
Shares of beneficial interest
sold
857,643
Investments
sold
684,357
Other
                                                              9,101

----------------
Total assets
                                 947,772,930

--------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other
liabilities:
Investments
purchased
4,649,159
Shares of beneficial interest
redeemed
389,844
Shareholder reports

28,221
Distribution and service plan
fees
3,767
Transfer and shareholder servicing agent fees
                                                              1,878
Trustees'
compensation
857
Other
                                     30,306

----------------
Total
liabilities
           5,104,032

--------------------------------------------------------------------------------------------------------------------
Net
Assets
$   942,668,898

================

--------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial
interest                                                          $
61,529
--------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
1,313,100,883
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
                                                                9,701,404
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and foreign currency
transactions                          (308,570,482)
--------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities
denominated in foreign
currencies
(71,624,436)
--------------------------------------------------------------------------------------------------------------------

Net Assets

$   942,668,898

----------------

--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $890,740,383 and 58,126,139 shares of beneficial
interest outstanding)               $15.32
--------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $51,928,515 and 3,402,612 shares of beneficial interest
outstanding)                 $15.26

See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002
-----------------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign withholding taxes of $75,840)                   $
16,256,469
----------------------------------------------------------------------------------------
Interest
658,191

--------------
Total investment income
16,914,660

----------------------------------------------------------------------------------------
Expenses
Management fees
7,045,796
----------------------------------------------------------------------------------------
Distribution and service plan fees--Service
shares                               53,627
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees
                               21,739
----------------------------------------------------------------------------------------
Trustees'
compensation                                                           19,884
----------------------------------------------------------------------------------------
Custodian fees and
expenses                                                      11,515
----------------------------------------------------------------------------------------
Shareholder reports
                                                  10,551
----------------------------------------------------------------------------------------
Other
17,732

--------------
Total expenses
7,180,844
Less reduction to custodian
expenses                                              (659)

--------------
Net expenses
7,180,185

----------------------------------------------------------------------------------------
Net Investment Income
9,734,475

----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments
(118,262,443)
Closing of futures contracts
(8,508,514)
Foreign currency transactions
(266,659)

--------------
Net realized loss
(127,037,616)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments
(102,118,446)
Translation of assets and liabilities denominated in foreign currencies
449,592

--------------
Net change
(101,668,854)

--------------
Net realized and unrealized loss
(228,706,470)

----------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations
$(218,971,995)

==============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December
31,
2002                      2001
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income
$    9,734,475            $    7,607,459
----------------------------------------------------------------------------------------------------------------------
Net realized loss
(127,037,616)             (146,466,223)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
(101,668,854)               27,081,515

------------------------------------------
Net decrease in net assets resulting from operations
(218,971,995)             (111,777,249)

----------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares
(7,425,251)               (5,518,418)
Service
shares
(162,528)                  (19,362)

----------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares
34,464,855               181,776,278
Service shares
38,273,092                20,508,172

----------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)
(153,821,827)               84,969,421
----------------------------------------------------------------------------------------------------------------------
Beginning of period
1,096,490,725             1,011,521,304

------------------------------------------
End of period [including undistributed net investment income
  of $9,701,404 and $7,557,571, respectively]                               $
942,668,898            $1,096,490,725

==========================================
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service shares  Year Ended December 31,                     2002
2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $18.99
$21.26        $24.63        $20.48        $20.58
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .16
..13           .10           .11           .13
Net realized and unrealized gain (loss)                        (3.70)
(2.29)        (2.14)         4.29           .92

--------------------------------------------------------------------
Total from investment operations                               (3.54)
(2.16)        (2.04)         4.40          1.05
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.13)
(.11)         (.09)         (.09)         (.05)
Distributions from net realized gain                              --
--         (1.24)         (.16)        (1.10)

--------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.13)
(.11)        (1.33)         (.25)        (1.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.32
$18.99        $21.26        $24.63        $20.48

====================================================================

-------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                            (18.80)%
(10.16)%       (8.78)%       21.71%         4.70%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $890,740
$1,074,945    $1,009,823      $555,311      $308,353
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $999,275
$1,028,913    $  809,662      $391,063      $234,306
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                           0.94%
0.73%         0.69%         0.63%         0.74%
Expenses                                                        0.69%
0.73%         0.73%         0.78%         0.79% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           98%
69%           63%          118%           86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Service shares  Year Ended December 31,
2002          2001        2000 1
----------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                             $18.95
$21.24        $24.04
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
..13           .14           .02
Net realized and unrealized loss                                  (3.70)
(2.32)        (2.82)

-------------------------------------
Total investment operations                                       (3.57)
(2.18)        (2.80)
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income
(.12)         (.11)           --
Distributions from net realized gain                                 --
         --            --

-------------------------------------
Total dividends and/or distributions to shareholders
(.12)         (.11)           --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $15.26
$18.95        $21.24

=====================================

----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                               (18.99)%
(10.27)%      (11.61)%

----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $51,929
$21,545        $1,698
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $34,604
$10,306        $  543
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income
0.87%         0.66%         0.50%
Expenses
0.84%         0.88%         0.88%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
98%           69%           63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Main Street Growth & Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ---------------------
                              2008     $ 28,801,633
                              2009      140,898,750
                              2010      126,747,906
                                       ------------
                              Total    $296,448,289
                                       ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
     As of December 31, 2002, the Fund had approximately $1,028,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $49,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $2,863. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the
Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           Year Ended         Year Ended
                                    December 31, 2002  December 31, 2001
         ---------------------------------------------------------------
         Distributions paid from:
         Ordinary income                 $  7,587,779       $  5,537,780
         Long-term capital gain                    --                 --
         Return of capital                         --                 --
                                         -------------------------------
         Total                           $  7,587,779       $  5,537,780
                                         ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Undistributed net investment income    $    9,701,404
         Accumulated net realized loss            (308,570,482)
         Net unrealized depreciation               (71,624,436)
                                                ---------------
         Total                                  $ (370,493,514)
                                                ===============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            Year Ended December 31,
2002              Year Ended December 31, 2001
                                                Shares
Amount                Shares              Amount
---------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                        11,919,835     $
204,743,555            14,383,759       $ 283,714,091
Dividends and/or distributions reinvested      383,139
7,425,251               289,225           5,518,418
Redeemed                                   (10,772,337)
(177,703,951)           (5,577,498)       (107,456,231)

--------------------------------------------------------------------------
Net increase                                 1,530,637     $
34,464,855             9,095,486       $ 181,776,278

==========================================================================

---------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                         2,415,625     $
40,562,767             1,070,886       $  20,739,629
Dividends and/or distributions reinvested        8,403
162,528                 1,016              19,362
Redeemed                                      (158,496)
(2,452,203)              (14,766)           (250,819)

--------------------------------------------------------------------------
Net increase                                 2,265,532     $
38,273,092             1,057,136       $  20,508,172

==========================================================================
--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$1,054,643,977 and $980,134,297, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,027,505,247 was composed of:

               Gross unrealized appreciation   $   36,395,883
               Gross unrealized depreciation     (119,104,793)
                                               ---------------
               Net unrealized depreciation     $  (82,708,910)
                                               ===============
The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million,
0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
Tranfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.

     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $53,627.

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
7. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December
31, 2002 was $5,230, which represents less than 0.01% of the Fund's net assets.